UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)
_Craig S. Tyle, One Franklin Parkway, San Mateo, CA	94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _2/29

Date of reporting period: 2/29/20

Item 1. Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

February 29, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended February 29, 2020, the U.S. economy continued to grow, but at a more moderate pace mainly due to concerns about trade. The U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, decreasing the rate from 2.50% to 1.75% by period-end, citing muted inflation pressures, some soft business indicators and the potential effects of global developments on the U.S. economy.

During the 12-month period, municipal bonds delivered positive total returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines, increased employment and the relative strength of the U.S. economy.

After the reporting period, the Fed, in efforts to maintain U.S. economic strength amid risks posed by the novel coronavirus (COVID-19) outbreak, lowered the federal funds rate by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate to 0.25%, while initiating quantitative easing. U.S. equity markets continued to sell off during the remainder of March, given the economic slowdown caused by COVID-19, and municipal bond valuations modestly declined overall.

Franklin Tax-Free Trust's annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents
Annual Report
Municipal Bond Market Overview . . . . . . . . . . . . . . . . . . . . . .	3
Investment Strategy and Manager's Discussion . . . . . . . .	5
Franklin Arizona Tax-Free Income Fund . . . . . . . . . . . . . . .	6
Franklin Colorado Tax-Free Income Fund . . . . . . . . . . . . . .	12
Franklin Connecticut Tax-Free Income Fund . . . . . . . . . . .	18
Franklin Michigan Tax-Free Income Fund . . . . . . . . . . . . . .	24
Franklin Minnesota Tax-Free Income Fund. . . . . . . . . . . . .	30
Franklin Ohio Tax-Free Income Fund . . . . . . . . . . . . . . . . . .	36
Franklin Oregon Tax-Free Income Fund. . . . . . . . . . . . . . . .	42
Franklin Pennsylvania Tax-Free Income Fund . . . . . . . . . .	48
Financial Highlights and Statements of Investments. . . .	54
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .	153
Report of Independent Registered
Public Accounting Firm. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	170
Board Members and Officers . . . . . . . . . . . . . . . . . . . . . . . . . .	172
Shareholder Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	177

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended February 29, 2020. Trade disputes, uncertainties about the prospects for global economic growth and speculations on major central banks' future policy decisions weighed on financial markets throughout the period. U.S. equities experienced heightened volatility, most notably in the final two weeks of the period, as fears grew about a global outbreak of the novel coronavirus (COVID-19), which contributed to a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in 11 of the 12 months under review. Overall, municipal bonds outperformed U.S. equities, but underperformed the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +9.46% total return for the 12-month period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +12.15% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +15.81% total return.1 All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor's® 500 Index, which posted a +8.19% total return for the period.1

Municipal bonds with long maturities generally outperformed municipal bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the long (22+ years) bond group, which posted a +14.00% total return for the period.1 Within investment- grade municipal bonds, lower-quality bonds posted stronger returns than their higher-quality counterparts. High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +14.40% total return, compared with a +9.46% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $438 billion, a 25% increase from total issuance for the preceding 12-month period.2 New issuance totaled approximately $68 billion during the first two months of calendar-year 2020, a 32% increase from the same period in 2019.2 Over the period, taxable municipal bond issuance increased as issuers took advantage of historically low interest rates to advance tax-exempt debt refundings. In calendar-year 2019, taxable issuance totaled approximately $70 billion, a 135% increase from 2018.2

The Investment Company Institute reported positive municipal bond mutual fund flows during each month over the 12-month period under review. During the period, total net inflows recorded a robust total of approximately

$97 billion.3 Calendar-year 2019 ended as one of the strongest years on record for positive net inflows into the municipal bond asset class as investor demand for tax-exempt income surged. Given the global economic uncertainty and municipal bonds' generally high credit quality and favorable tax treatment, we expect investor demand to remain healthy.

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25%, three times over the period, at the July, September and October 2019 meetings. The target range for the federal funds rate was 1.50–1.75% at period-end. In its press release following the October decision, the Fed cited muted inflation pressures and global growth concerns as the primary catalysts for the decision. The Fed noted, however, that the labor market remained strong and economic activity rose at a moderate pace. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed was prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

1.Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2.Source: The Bond Buyer, Thomson Reuters.

3.Source: Investment Company Institute. See

 www.franklintempletondatasources.com  for additional data provider information.

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FRANKL IN TAX-FREE TRUST

MUNICI PAL BOND MARK E T OVERVIEW

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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F R A N K L IN TA X - FREE TRUS T

Investment Strategy and Manager's Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to securities that produce high tax-free income, while balancing risk and return within each Fund's range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Manager's Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, when interest rates fall, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. This excess income supports higher distribution rates and reinvestment rates for those investors taking advantage of tax-free compounding. Our turnover increases when rates rise, as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

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Franklin Arizona Tax-Free Income Fund

This annual report for Franklin Arizona Tax-Free Income	Dividend Distributions*
Fund covers the fiscal year ended February 29, 2020.	3/1/19–2/29/20
Dividend per Share (cents)

Your Fund's Goal and Main Investments

	Class	Class		Advisor
Month	A	A1	Class C Class R6	Class

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and

preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments
AAA	5.39%
March	2.6600	2.8000	2.3000	2.9000	2.8800

April**	3.5000	3.6400	3.1400	3.7400	3.7200

May	2.6885	2.8173	2.3537	2.9451	2.9179

June	2.3810	2.5012	2.0785	2.6163	2.5929

July	2.6322	2.7769	2.2776	2.9096	2.8829

August	2.4062	2.5372	2.0767	2.6607	2.6358

September	2.4754	2.6137	2.1398	2.7460	2.7143

October	2.4383	2.5751	2.0960	2.7086	2.6771

November	2.2751	2.4032	1.9596	2.5276	2.4983
AA	57.17%	December	2.5219	2.6606	2.1733	2.7955	2.7651

A	22.60%	January	2.3954	2.5314	2.0544	2.6626	2.6329

BBB	8.08%	February	2.1196	2.2433	1.8031	2.3514	2.3369
Refunded	5.27%

Not Rated	1.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.58 on February 28, 2019, to $11.24 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.4936 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.18% based on an annualization of February's 2.1196 cents per share dividend and the maximum offering price of $11.68 on

Total	30.4936 32.0999 26.4527	33.5634 33.2541

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.84 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Arizona personal income tax bracket of 45.34% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.99% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

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F R A N K L IN ARIZON A TAX - FREE INCOME FUN D

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Arizona's economy grew although, like most states, at a slower pace after the first quarter of 2019. Since the past recession, Arizona's economy has generated steady growth, and its liquidity has notably improved. The state's unemployment rate dropped from 4.9% in February 2019 to 4.5% at period-end, but remained above the nation's 3.5% average.3

Arizona ended its fiscal year (FY) 2019 on June 30, 2019, with a surplus. Reserves were driven by strong revenue growth. General fund revenues benefited in particular from record contributions from sales, individual income and insurance premium tax collections. The forecasted budget is structurally balanced, as ongoing revenues are projected to top ongoing spending for FY 2020. The state's net tax-supported debt was $559 per capita and 1.4% of personal income, below the $1,068 and 2.2% national medians, respectively.4

Arizona does not issue general obligation bonds but, rather, issues appropriation-backed lease debt and revenue bonds. On November 19, 2019, the independent credit rating agency Moody's Investor Service (Moody's) upgraded the state's issuer rating from Aa2 to Aa1 with a stable outlook.5 The Aa1 rating reflected Moody's view of the state's continued economic growth, rebuilding of reserves, debt reduction, below-average pension liabilities, and budget discipline, balanced by constitutional restrictions limiting financial flexibility.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	24.79%

Higher Education	15.70%

Hospital & Health Care	14.24%

Refunded**	9.71%

Transportation	9.34%

Tax-Supported	8.96%

Housing	5.23%

Other Revenue	4.80%

General Obligation	4.30%

Subject to Government Appropriations	2.93%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

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F R A N K L IN ARIZON A TAX - FREE INCOME FUN D

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+9.24%	+5.15%

5-Year	+18.27%	+2.63%

10-Year	+51.39%	+3.84%

Advisor
1-Year	+9.50%	+9.50%

5-Year	+19.00%	+3.54%

10-Year	+53.06%	+4.35%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.18%	3.99%	0.91%	1.66%

Advisor	2.49%	4.56%	1.19%	2.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKL IN ARIZONA TAX-FREE INCOME FUN D

PERFORMANCE SUM M A RY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000					$15,538

$14,000					$14,571

$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Arizona		Bloomberg Barclays		Consumer Price Index9
Tax-Free Income Fund		Municipal Bond Index8
Advisor Class (3/1/10–2/29/20)
$16,000					$15,538
					$15,306
$14,000
$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Arizona		Bloomberg Barclays		Consumer Price Index9
Tax-Free Income Fund		Municipal Bond Index8

See page 10 for Performance Summary footnotes.

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FRANKL IN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUM M A RY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.304936

A1	$0.320999

C	$0.264527

R6	$0.335634

Advisor	$0.332541

Total Annual Operating Expenses10
Share Class

A	0.81%

Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Arizona personal income tax rate of 45.34%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See  www.franklintempletondatasources.com  for additional data provider information.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,028.50	$4.09	$1,020.84	$4.07	0.81%
A1	$1,000	$1,029.30	$3.33	$1,021.58	$3.32	0.66%
C	$1,000	$1,026.30	$6.10	$1,018.85	$6.07	1.21%
R6	$1,000	$1,030.90	$2.68	$1,022.23	$2.66	0.53%
Advisor	$1,000	$1,029.80	$2.83	$1,022.08	$2.82	0.56%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	11

Franklin Colorado Tax-Free Income Fund

This annual report for Franklin Colorado Tax-Free Income Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	3.97%

AA	57.47%

A	20.91%

BBB	7.45%

Refunded	8.40%

Not Rated	1.80%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.32 on February 28, 2019, to $11.96 on February 29, 2020. The Fund's Class A shares paid dividends totaling 33.0569 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.08% based on an annualization of February's 2.1591 cents per share dividend and the maximum offering price of $12.43 on

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.9300	3.0800	2.5500	3.2000	3.1700

April**	4.1800	4.3300	3.8000	4.4500	4.4200

May	2.8575	2.9883	2.4740	3.1244	3.0861

June	2.4435	2.5746	2.1097	2.6954	2.6638

July	2.9301	3.0831	2.5403	3.2249	3.1889

August	2.6372	2.7804	2.2787	2.9107	2.8769

September	2.6903	2.8409	2.3239	2.9736	2.9393

October	2.7139	2.8634	2.3432	2.9973	2.9634

November	2.4778	2.6173	2.1334	2.7418	2.7104

December	2.5869	2.7384	2.2057	2.8819	2.8403

January	2.4506	2.5984	2.0776	2.7386	2.6979

February	2.1591	2.2942	1.8144	2.4290	2.3863

Total	33.0569	34.7890	28.6509	36.3676	35.9433

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.25 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Colorado personal income tax bracket of 45.43% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.81% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 70.

12	Annual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Colorado's economic growth rate outpaced the national average. The professional and business services and oil and gas extraction industries performed particularly well during the period. Housing prices rose as a result of the state's rapidly growing population. The state's unemployment rate dropped from 3.1% in February 2019 to 2.5% at period-end, below the nation's 3.5% average.3

The state's general fund revenue grew in fiscal year (FY) 2019, although the state forecasts the rate will slow in fiscal 2020. Under the governor's 2021 budget proposal, the general fund budget would rise modestly. The state's net tax-supported debt was $484 per capita and 0.9% of personal income, below the $1,068 and 2.2% national medians, respectively.4

Given that Colorado's constitution does not permit the state to issue long-term general obligation debt, the state has often issued appropriation-backed debt, as well as debt secured by specific revenues. The independent credit rating agency Moody's Investor Service (Moody's) affirmed Colorado's issuer credit rating of Aa1 with a stable outlook.5 The Aa1 rating reflected Moody's view of the state's strong economic performance, higher-than-average income and low debt compared to other states overall. Challenges include narrow but improved reserves, pension liabilities above the national average, and constitutional restrictions and voter initiatives that constrain budgeting flexibility.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	18.27%

Tax-Supported	15.87%

Hospital & Health Care	13.87%

General Obligation	13.61%

Refunded**	12.35%

Higher Education	10.50%

Subject to Government Appropriations	7.34%

Transportation	5.38%

Other Revenue	2.52%

Housing	0.29%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.69%	+4.62%

5-Year	+16.73%	+2.36%

10-Year	+48.98%	+3.67%

Advisor
1-Year	+9.06%	+9.06%

5-Year	+17.59%	+3.29%

10-Year	+50.77%	+4.19%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.08%	3.81%	0.91%	1.67%

Advisor	2.39%	4.38%	1.19%	2.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000					$14,340

$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Colorado Tax		Bloomberg Barclays		Consumer Price Index9
Free Income Fund		Municipal Bond Index8
Advisor Class (3/1/10–2/29/20)
$16,000					$15,538
					$15,077
$14,000
$12,000					$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Colorado Tax		Bloomberg Barclays	Consumer Price Index9

	Free Income Fund		Municipal Bond Index8

See page 16 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.330569

A1	$0.347890

C	$0.286509

R6	$0.363676

Advisor	$0.359433

Total Annual Operating Expenses10
Share Class

A	0.84%

Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Colorado personal income tax rate of 45.43%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of Colorado's surcharge on taxable income in excess of $1 million.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,025.80	$4.23	$1,020.69	$4.22	0.84%
A1	$1,000	$1,027.40	$3.48	$1,021.43	$3.47	0.69%
C	$1,000	$1,024.40	$6.24	$1,018.70	$6.22	1.24%
R6	$1,000	$1,028.10	$2.77	$1,022.13	$2.77	0.55%
Advisor	$1,000	$1,027.90	$2.97	$1,021.93	$2.97	0.59%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	17

Franklin Connecticut Tax-Free Income Fund

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	8.72%

AA	19.54%

A	46.31%

BBB	4.99%

Refunded	20.44%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.05 on February 28, 2019, to $10.39 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.7315 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.35% based on an annualization of February's 2.1122 cents per share dividend and the maximum offering price of $10.79 on February 29, 2020. An investor in the 2020 maximum

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.5000	2.6300	2.1600	2.7400	2.7100

April**	4.5300	4.6600	4.1900	4.7700	4.7400

May	2.6088	2.7339	2.2815	2.8582	2.8185

June	2.3160	2.4297	2.0138	2.5401	2.5066

July	2.6811	2.8160	2.3300	2.9449	2.9065

August	2.4166	2.5391	2.0946	2.6580	2.6226

September	2.4045	2.5335	2.0737	2.6521	2.6174

October	2.3719	2.5004	2.0385	2.6203	2.5861

November	2.1123	2.2323	1.8015	2.3442	2.3121

December	2.3193	2.4483	1.9759	2.5713	2.5375

January	2.3588	2.4860	2.0261	2.6046	2.5712

February	2.1122	2.2311	1.8123	2.3401	2.3081

Total	30.7315	32.2403	26.7979	33.6438	33.2366

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 2.03 cent per share supplemental distribution.

combined effective federal and Connecticut personal income tax bracket of 47.79% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.50% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

18	Annual Report	franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

State Update

During the 12 months under review, Connecticut's economy continued to grow. Connecticut ranks among the wealthiest states, and although its economy has tended to trail its peers on average, the state's growth rate in the third quarter of 2019 performed in line with the national average. The state's unemployment rate remained unchanged from 3.8% in February 2019 to 3.8% at period-end, higher than the 3.5% national average.3

Connecticut ended its fiscal year (FY) 2019 on June 30, 2019, with a budget surplus, although it achieved it through better-than-expected revenues derived from personal income tax withholding and pass-through entity tax collections. The state's budget for fiscal year 2020–2021 is structurally balanced. The state's net tax-supported debt was $6,802 per capita and 9.4% of personal income, above the $1,068 and 2.2% national medians, respectively.4

During the period, independent credit rating agency Moody's Investor Service (Moody's) maintained the state's general obligations bonds' A1 rating with a stable outlook.5 The rating reflected Moody's view of the state's high income levels, strong governance and significantly improved liquidity, offset by high fixed costs relative to the state's budget. According to Moody's, challenges include a lagging economy, recent consecutive years of population loss, significant additional leverage and declining liquidity. The outlook reflected the state's high level of budgetary reserves and strong provisions to promote fiscal discipline.

Portfolio Composition 2/29/20

% of Total
Investments*

Refunded**	27.57%

Higher Education	24.67%

Utilities	16.32%

Hospital & Health Care	15.09%

General Obligation	5.18%

Transportation	4.74%

Housing	4.43%

Other Revenue	2.00%

* Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

franklintempleton.com	Annual Report	19

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+6.54%	+2.54%

5-Year	+12.84%	+1.66%

10-Year	+36.50%	+2.77%

Advisor
1-Year	+6.71%	+6.71%

5-Year	+13.56%	+2.58%

10-Year	+38.09%	+3.28%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.35%	4.50%	0.66%	1.26%

Advisor	2.67%	5.11%	0.92%	1.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$13,138

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Connecticut		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,809
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Connecticut		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 22 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.307315

A1	$0.322403

C	$0.267979

R6	$0.336438

Advisor	$0.332366

Total Annual Operating Expenses10
Share Class

A	0.92%

Advisor	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Connecticut personal income tax rate of 47.79%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,023.30	$4.73	$1,020.19	$4.72	0.94%
A1	$1,000	$1,024.00	$3.98	$1,020.93	$3.97	0.79%
C	$1,000	$1,020.20	$6.73	$1,018.20	$6.72	1.34%
R6	$1,000	$1,024.70	$3.27	$1,021.63	$3.27	0.65%
Advisor	$1,000	$1,023.60	$3.47	$1,021.43	$3.47	0.69%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	23

Franklin Michigan Tax-Free Income Fund

This annual report for Franklin Michigan Tax-Free Income Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	9.40%

AA	71.60%

A	14.36%

BBB	0.93%

Refunded	3.71%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.31 on February 28, 2019, to $12.03 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.6754 cents per share for the reporting period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.07% based on an annualization of February's 2.1596 cents per share dividend and the maximum offering price of $12.50 on February 29, 2020. An investor in the 2020 maximum

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.5100	2.6600	2.1300	2.7800	2.7500

April**	3.8600	4.0100	3.4800	4.1300	4.1000

May	2.5193	2.6650	2.1631	2.8164	2.7718

June	2.2291	2.3644	1.9024	2.5000	2.4620

July	2.6533	2.8074	2.2677	2.9647	2.9216

August	2.4016	2.5427	2.0447	2.6902	2.6491

September	2.4756	2.6240	2.1098	2.7703	2.7315

October	2.4628	2.6100	2.0931	2.7574	2.7191

November	2.3382	2.4758	1.9941	2.6133	2.5777

December	2.5844	2.7337	2.2075	2.8859	2.8464

January	2.4815	2.6271	2.1094	2.7731	2.7347

February	2.1596	2.3021	1.8263	2.4344	2.3989

Total	30.6754	32.4222	26.3281	34.1157	33.6628

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.35 cent per share supplemental distribution.

combined effective federal and Michigan personal income tax bracket of 45.05% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 99.

24	Annual Report	franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

State Update

During the 12 months under review, Michigan's economy grew at a low pace relative to many other states. Despite strong performance of the government, professional and business services, and leisure sectors, the trade war, a strike by autoworkers, a slowing manufacturing sector and other factors detracted from growth.

The state's unemployment rate dropped from 4.2% in February 2019 to 3.6% at period-end but remained above the nation's 3.5% average.3 In May 2019, lawmakers revised the state's fiscal year (FY) 2018–2019 general fund revenue estimates upwards largely due to growth in tax collections. In June, the state house passed the FY 2020 budget, which focused on funding for infrastructure, schools and other services and initiatives without hiking taxes. The state's net tax-supported debt was $630 per capita and 1.4% of personal income, below the $1,068 and 2.2% national medians, respectively.4

The independent credit rating agency Moody's Investor Service (Moody's) maintained the state's general obligations bonds' Aa1 rating with a stable outlook.5 The rating reflected Moody's view of the state's economic improvement since the last recession, relatively low net tax-supported debt burden and strong liquidity. Challenges included exposure to auto manufacturing and financially stressed local governments, and financial responsibility for a portion of the statewide teacher's pension plan. The outlook reflected Moody's view of the state's diversified economy and governance practices that enable the state to quickly respond to developing economic or fiscal challenges.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

General Obligation	38.30%

Hospital & Health Care	19.82%

Higher Education	16.21%

Utilities	10.11%

Refunded**	7.01%

Subject to Government Appropriations	4.87%

Transportation	1.98%

Housing	1.70%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service,"State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

franklintempleton.com	Annual Report	25

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+9.19%	+5.10%

5-Year	+17.18%	+2.44%

10-Year	+43.27%	+3.27%

Advisor
1-Year	+9.44%	+9.44%

5-Year	+17.90%	+3.35%

10-Year	+44.99%	+3.78%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.07%	3.77%	0.79%	1.44%

Advisor	2.39%	4.35%	1.05%	1.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

26	Annual Report	franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,790

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Michigan		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,499

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Michigan		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 28 for Performance Summary footnotes.

franklintempleton.com	Annual Report	27

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.306754

A1	$0.324222

C	$0.263281

R6	$0.341157

Advisor	$0.336628

Total Annual Operating Expenses10
Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Michigan personal income tax rate of 45.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

28	Annual Report	franklintempleton.com

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.90	$4.18	$1,020.74	$4.17	0.83%
A1	$1,000	$1,028.50	$3.43	$1,021.48	$3.42	0.68%
C	$1,000	$1,024.60	$6.19	$1,018.75	$6.17	1.23%
R6	$1,000	$1,029.10	$2.72	$1,022.18	$2.72	0.54%
Advisor	$1,000	$1,029.00	$2.93	$1,021.98	$2.92	0.58%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	29

Franklin Minnesota Tax-Free Income Fund

This annual report for Franklin Minnesota Tax-Free Income Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	23.52%

AA	57.78%

A	13.31%

BBB	0.11%

Refunded	5.24%

Not Rated	0.04%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $12.10 on February 28, 2019, to $12.82 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.4212 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.84% based on an annualization of February's 2.0421 cents per share dividend and the maximum offering price of $13.32 on

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.7200	2.8800	2.3200	3.0300	2.9800

April**	3.1900	3.3500	2.7900	3.5000	3.4500

May	2.6583	2.8147	2.2665	2.9803	2.9226

June	2.3751	2.5161	2.0128	2.6632	2.6148

July	2.7652	2.9338	2.3442	3.1060	3.0498

August	2.4295	2.5841	2.0403	2.7424	2.6906

September	2.5546	2.7164	2.1572	2.8788	2.8250

October	2.5117	2.6728	2.1087	2.8364	2.7830

November	2.3209	2.4723	1.9471	2.6247	2.5752

December	2.5266	2.6906	2.1142	2.8617	2.8030

January	2.3272	2.4868	1.9229	2.6530	2.5964

February	2.0421	2.1915	1.6725	2.3475	2.2919

Total	30.4212	32.3091	25.6964	34.2240	33.5823

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.47 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Minnesota personal income tax bracket of 50.65% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.73% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 99.

30	Annual Report	franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go

to franklintempleton.com or call (800) 342-5236.

Portfolio Composition 2/29/20

% of Total
Investments*

General Obligation	46.11%

Hospital & Health Care	14.48%

Utilities	12.15%

Higher Education	9.30%

Transportation	6.02%

Refunded**	4.96%

Housing	3.91%

Subject to Government Appropriations	2.84%

Tax-Supported	0.23%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

State Update

During the 12 months under review, Minnesota's economy grew but trailed many of its peers. The professional, scientific and technical services sector was a strong driver of growth and the agriculture sector performed well relative to many other industries during much of the period, although the U.S.-China trade war negatively impacted exports to China. The state's unemployment rate slightly fell from 3.2% in February 2019 to 3.1% at period-end, below the nation's 3.5% average.3

The state ended its fiscal year (FY) 2019 on June 30, 2019, with general fund revenues above forecasts as a result of strong tax collections. The enacted budget for FY 2020–2021 included increased spending, particularly in the areas of K-12 education, and health and human services. Net tax-supported debt was $1,415 per capita and 2.6% of personal income, above the $1,068 and 2.2% national medians, respectively.4

During the period under review, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AAA rating with a stable outlook.5 The rating reflected S&P's view of the state's diverse economy, strong financial results, healthy reserves, moderate debt with well-defined debt-management guidelines, improved pension-funded levels and expected decrease in pension liabilities. S&P's outlook reflected its view of the state's strong reserves and the pension reform bill passed in 2018.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.56%	+4.49%

5-Year	+16.56%	+2.33%

10-Year	+44.04%	+3.32%

Advisor
1-Year	+8.83%	+8.83%

5-Year	+17.41%	+3.26%

10-Year	+45.86%	+3.85%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	1.84%	3.73%	0.81%	1.64%

Advisor	2.14%	4.34%	1.08%	2.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,864
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Minnesota		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,586

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Minnesota		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 34 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.304212

A1	$0.323091

C	$0.256964

R6	$0.342240

Advisor	$0.335823

Total Annual Operating Expenses10
Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Minnesota personal income tax rate of 50.65%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.60	$4.18	$1,020.74	$4.17	0.83%
A1	$1,000	$1,027.40	$3.43	$1,021.48	$3.42	0.68%
C	$1,000	$1,024.40	$6.19	$1,018.75	$6.17	1.23%
R6	$1,000	$1,028.10	$2.67	$1,022.23	$2.66	0.53%
Advisor	$1,000	$1,027.10	$2.92	$1,021.98	$2.92	0.58%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements for Class R6.

franklintempleton.com	Annual Report	35

Franklin Ohio Tax-Free Income Fund

This annual report for Franklin Ohio Tax-Free Income Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	8.62%

AA	54.08%

A	18.84%

Refunded	18.25%

Not Rated	0.21%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $12.49 on February 28, 2019, to $13.20 on February 29, 2020. The Fund's Class A shares paid dividends totaling 35.0857 cents per share for the reporting period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.20% based on an annualization of February's 2.5170 cents per share dividend and the maximum offering price of $13.71 on February 29, 2020. An investor in the 2020 maximum

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	3.0700	3.2300	2.6400	3.3700	3.3300

April**	3.5500	3.7100	3.1200	3.8500	3.8100

May	3.0098	3.1521	2.5870	3.3085	3.2636

June	2.6356	2.7729	2.2613	2.9123	2.8741

July	3.1500	3.3217	2.7235	3.4854	3.4410

August	2.8342	2.9921	2.4412	3.1431	3.1020

September	2.9112	3.0767	2.5096	3.2175	3.1885

October	2.9130	3.0771	2.5055	3.2321	3.1909

November	2.6690	2.8220	2.2905	2.9670	2.9287

December	2.9621	3.1342	2.5501	3.2950	3.2504

January	2.8638	3.0221	2.4520	3.1790	3.1355

February	2.5170	2.6710	2.1466	2.8144	2.7737

Total	35.0857	36.9819	30.2273	38.7743	38.2884

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.48 cent per share supplemental distribution.

combined effective federal and Ohio personal income tax bracket of 45.60% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.04% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 111.

36	Annual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

State Update

During the 12 months under review, Ohio's diverse economy continued to grow, despite challenges the agriculture sector faced during the period. The state's unemployment rate slightly fell from 4.2% in February 2019 to 4.1% at period-end, but remained above the nation's 3.5% average.3

The state's general revenue fund (GRF) exceeded its target as of the end of the fiscal year (FY) 2018–2019 fiscal biennium, Ohio's enacted biennial appropriations act for FY 2020–2021 included a GRF-spending plan that did not include new taxes or draw on the budget stabilization fund. The state's net tax-supported debt was $1,156 per capita and 2.5% of personal income, above the $1,068 and 2.2% national medians, respectively.4

During the period, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AA+ rating with a stable outlook.5 The rating reflected S&P's view of Ohio's long history of proactive financial and budget management and continued focus on initiatives to support economic development and growth. The rating also reflected, S&P's view of the state's commitment to funding budget reserves, improved revenue and budget performance, moderate debt and significant pension reform changes.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

General Obligation	32.82%

Refunded**	23.46%

Utilities	12.82%

Higher Education	12.50%

Hospital & Health Care	10.12%

Transportation	3.46%

Subject to Government Appropriations	3.03%

Tax-Supported	0.91%

Other Revenue	0.88%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

franklintempleton.com	Annual Report	37

FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.60%	+4.53%

5-Year	+19.20%	+2.79%

10-Year	+49.23%	+3.69%

Advisor
1-Year	+8.86%	+8.86%

5-Year	+20.06%	+3.72%

10-Year	+51.11%	+4.21%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.20%	4.04%	0.79%	1.45%

Advisor	2.52%	4.63%	1.07%	1.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

38	Annual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000					$14,363

$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Ohio Tax-Free		Bloomberg Barclays		Consumer Price Index9
Income Fund		Municipal Bond Index8
Advisor Class (3/1/10–2/29/20)
$16,000					$15,538
					$15,111
$14,000
$12,000					$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Ohio Tax-Free		Bloomberg Barclays	Consumer Price Index9

	Income Fund		Municipal Bond Index8

See page 40 for Performance Summary footnotes.

franklintempleton.com	Annual Report	39

FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.350857

A1	$0.369819

C	$0.302273

R6	$0.387743

Advisor	$0.382884

Total Annual Operating Expenses10
Share Class

A	0.80%

Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Ohio personal income tax rate of 45.60%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P or Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

40	Annual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.30	$4.08	$1,020.84	$4.07	0.81%
A1	$1,000	$1,027.80	$3.33	$1,021.58	$3.32	0.66%
C	$1,000	$1,024.80	$6.09	$1,018.85	$6.07	1.21%
R6	$1,000	$1,027.70	$2.62	$1,022.28	$2.61	0.52%
Advisor	$1,000	$1,027.50	$2.82	$1,022.08	$2.82	0.56%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	41

Franklin Oregon Tax-Free Income Fund

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	8.90%

AA	74.49%

A	7.57%

BBB	4.32%

Below Investment Grade	1.70%

Refunded	3.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.37 on February 28, 2019, to $12.00 on February 29, 2020. The Fund's Class A shares paid dividends totaling 31.1379 cents per share for the reporting period.2 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.05% based on an annualization of February's 2.1258 cents per share dividend and the maximum offering price of $12.47 on

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.8500	3.0000	2.4700	3.1200	3.0900

April**	3.6600	3.8100	3.2800	3.9300	3.9000

May	2.6698	2.8140	2.3135	2.9442	2.9157

June	2.3730	2.5036	2.0444	2.6207	2.5965

July	2.7183	2.8736	2.3345	3.0109	2.9821

August	2.3970	2.5398	2.0416	2.6664	2.6400

September	2.5179	2.6676	2.1555	2.7950	2.7702

October	2.5506	2.6998	2.1838	2.8288	2.8038

November	2.3083	2.4482	1.9678	2.5681	2.5446

December	2.5235	2.6746	2.1475	2.8095	2.7808

January	2.4437	2.5910	2.0762	2.7216	2.6945

February	2.1258	2.2658	1.7907	2.3877	2.3601

Total	31.1379	32.8880	26.8055	34.4029	34.0783

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.81 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Oregon personal income tax bracket of 50.70% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.16% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 124.

42	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the 12 months under review, Oregon's economy grew but moderated during the period as the economy contended with global trade tensions and other challenges. Much of the state's growth is driven by the semiconductor manufacturing industry. Oregon's unemployment rate dropped from 4.2% in February 2019 to 3.3% at period-end, which was below the nation's 3.5% average.3

The state's 2019–2021 biennial General Fund and Lottery budget is structurally balanced. Expenditures totaled around 12% above the previous biennium's budgeted expenditures. The state's net tax-supported debt was $1,921 per capita and 4.0% of personal income, compared to the $1,068 and 2.2% national medians, respectively.4

During the period, independent credit rating agency Standard & Poor's (S&P) maintained the state's general obligations bonds' AA+ rating with a stable outlook.5 The rating reflected S&P's view of the state's willingness to adjust revenue and spending to correct structural imbalances, mechanisms to build up rainy day funds, strong budget reserves, sound financial policies and a well-funded retirement system. Challenges S&P noted include the state's dependence on personal income taxes and a requirement to provide income tax rebates if certain criteria are met. S&P's outlook reflected its belief that Oregon's finances are poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

General Obligation	38.80%

Hospital & Health Care	14.61%

Transportation	12.21%

Utilities	10.64%

Higher Education	7.69%

Housing	5.45%

Refunded**	5.03%

Other Revenue	2.90%

Tax-Supported	1.72%

Subject to Government Appropriations	0.95%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate S&P's rating of the Fund.

franklintempleton.com	Annual Report	43

FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.39%	+4.33%

5-Year	+17.14%	+2.43%

10-Year	+44.33%	+3.34%

Advisor
1-Year	+8.75%	+8.75%

5-Year	+17.97%	+3.36%

10-Year	+46.20%	+3.87%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.05%	4.16%	0.93%	1.89%

Advisor	2.36%	4.79%	1.21%	2.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 46 for Performance Summary footnotes.

44	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,892
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Oregon		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,620

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Oregon		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 46 for Performance Summary footnotes.

franklintempleton.com	Annual Report	45

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.311379

A1	$0.328880

C	$0.268055

R6	$0.344029

Advisor	$0.340783

Total Annual Operating Expenses10
Share Class

A	0.80%

Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Oregon personal income tax rate of 50.70%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P or Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

46	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,026.90	$4.03	$1,020.89	$4.02	0.80%
A1	$1,000	$1,027.70	$3.28	$1,021.63	$3.27	0.65%
C	$1,000	$1,025.50	$6.04	$1,018.90	$6.02	1.20%
R6	$1,000	$1,028.30	$2.62	$1,022.28	$2.61	0.52%
Advisor	$1,000	$1,028.20	$2.77	$1,022.13	$2.77	0.55%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	47

Franklin Pennsylvania Tax-Free Income Fund

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	0.48%

AA	44.56%

A	30.69%

BBB	7.19%

Below Investment Grade	0.75%

Refunded	14.74%

Not Rated	1.59%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $9.73 on February 28, 2019, to $10.11 on February 29, 2020. The Fund's Class A shares paid dividends totaling 30.4397 cents per share for the reporting period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.41% based on an

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.8200	2.9500	2.4900	3.0600	3.0300

April**	3.3900	3.5200	3.0600	3.6300	3.6000

May	2.6971	2.8242	2.4081	2.9464	2.9116

June	2.3188	2.4315	2.0381	2.5401	2.5113

July	2.6435	2.7771	2.3166	2.9042	2.8708

August	2.3360	2.4579	2.0339	2.5742	2.5435

September	2.4230	2.5508	2.1143	2.6688	2.6388

October	2.4649	2.5924	2.1537	2.7109	2.6811

November	2.2896	2.4081	2.0011	2.5185	2.4907

December	2.5082	2.6185	2.1547	2.7405	2.7090

January	2.4428	2.5022	2.0327	2.6209	2.5903

February	2.1058	2.2256	1.8271	2.3312	2.3050

Total	30.4397	31.8583	26.6303	33.2457	32.8821

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.57 cent per share supplemental distribution.

annualization of February's 2.1058 cents per share dividend and the maximum offering price of $10.50 on February 29, 2020. An investor in the 2020 maximum combined effective federal and Pennsylvania personal income tax bracket of 43.87% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.29% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 136.

48	Annual Report	franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, Pennsylvania's economy grew at a similar rate as the national economy, which began the period on a strong note but moderated later. Pennsylva- nia's professional, scientific and technical services industry was among the strongest performers during the period. The commonwealth's unemployment rate rose from 4.1% in February 2019 to 4.7% at period-end, remaining above the nation's 3.5% average.3

Pennsylvania's enacted general fund budget for fiscal year (FY) 2020 is 2.7% above FY 2019's enacted expenditures. Net tax-supported debt was $1,577 per capita and 3.0% of personal income, above the $1,068 and 2.2% national medians, respectively.4

During the period, independent credit rating agency Moody's Investor Service (Moody's) maintained the commonwealth's general obligations bonds' Aa3 rating with a stable outlook.5 The rating reflected Moody's view of Pennsylvania's large and diverse economy balanced against high fixed costs and leverage compared to most states, and weak assessments of governance and structural balance. Moody's also believes Pennsylvania has weak fund balance, though this is somewhat mitigated by the fact that the commonwealth can borrow internally. The stable outlook incorporates Moody's view of Pennsylvania's progress toward budgetary stability over recent years. Despite narrow reserves and somewhat slow revenue growth, Moody's believes the commonwealth maintains sound liquidity.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Portfolio Composition 2/29/20

% of Total
Investments*

Higher Education	22.86%

Hospital & Health Care	21.40%

Refunded**	19.05%

Utilities	14.05%

General Obligation	10.98%

Transportation	4.81%

Housing	3.50%

Subject to Government Appropriations	2.86%

Other Revenue	0.49%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

franklintempleton.com	Annual Report	49

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+7.14%	+3.12%

5-Year	+14.98%	+2.05%

10-Year	+44.52%	+3.36%

Advisor
1-Year	+7.28%	+7.28%

5-Year	+15.81%	+2.98%

10-Year	+46.32%	+3.88%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.41%	4.29%	0.84%	1.50%

Advisor	2.73%	4.86%	1.10%	1.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 52 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,910
$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Pennsylvania		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,632

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Pennsylvania		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 52 for Performance Summary footnotes.

franklintempleton.com	Annual Report	51

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.304397

A1	$0.318583

C	$0.266303

R6	$0.332457

Advisor	$0.328821

Total Annual Operating Expenses10
Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Pennsylvania personal income tax rate of 43.87%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of Pennsylvania's surcharge on taxable income in excess of $1 million.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P or Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,021.40	$4.07	$1,020.84	$4.07	0.81%
A1	$1,000	$1,022.10	$3.32	$1,021.58	$3.32	0.66%
C	$1,000	$1,018.20	$6.07	$1,018.85	$6.07	1.21%
R6	$1,000	$1,021.80	$2.66	$1,022.23	$2.66	0.53%
Advisor	$1,000	$1,021.60	$2.81	$1,022.08	$2.82	0.56%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	53

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Arizona Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.58$10.52

0.290.16

0.670.05

0.960.21

(0.30)(0.15)

$11.24$10.58

9.24%2.09%

0.81%0.81%

2.72%3.12%

$132,026$44,516

11.37%18.13%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Arizona Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.56	$10.58	$10.78	$11.07	$11.22

0.31	0.34	0.37	0.38	0.41
0.67	(0.01)	(0.19)	(0.29)	(0.15)

0.98	0.33	0.18	0.09	0.26

(0.32)	(0.35)	(0.38)	(0.38)	(0.41)

$11.22	$10.56	$10.58	$10.78	$11.07

9.42%	3.18%	1.62%	0.77%	2.39%
0.66%e	0.66%e	0.65%	0.63%	0.62%
2.87%	3.27%	3.39%	3.47%	3.69%
$672,061	$661,250	$737,426	$769,835	$799,510
11.37%	18.13%	17.47%	13.02%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKL IN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Arizona Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.75	$10.75	$10.95	$11.24	$11.39

0.26	0.29	0.31	0.33	0.35
0.67	(—)d	(0.20)	(0.30)	(0.15)
0.93	0.29	0.11	0.03	0.20

(0.26)	(0.29)	(0.31)	(0.32)	(0.35)

$11.42	$10.75	$10.75	$10.95	$11.24

8.70%	2.74%	1.03%	0.19%	1.79%
1.21%f	1.21%f	1.20%	1.18%	1.17%
2.32%	2.72%	2.84%	2.92%	3.14%
$80,562	$77,216	$105,010	$118,381	$113,370
11.37%	18.13%	17.47%	13.02%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Arizona Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnf . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsg

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.60	$10.60	$10.84

0.33	0.36	0.22
0.67	(—)e	(0.24)
1.00	0.36	(0.02)

(0.34)	(0.36)	(0.22)

$11.26	$10.60	$10.60

9.53%	3.48%	(0.18)%
0.54%	0.55%	0.53%
0.53%h	0.53%h	0.51%
3.00%	3.40%	3.53%
$16,971	$12,562	$10,816
11.37%	18.13%	17.47%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	57

FRANKL IN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Arizona Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.60	$10.61	$10.81	$11.10	$11.25

0.32	0.36	0.38	0.40	0.42
0.67	(0.01)	(0.19)	(0.30)	(0.15)

0.99	0.35	0.19	0.10	0.27

(0.33)	(0.36)	(0.39)	(0.39)	(0.42)

$11.26	$10.60	$10.61	$10.81	$11.10

9.50%	3.36%	1.72%	0.86%	2.48%
0.56%d	0.56%d	0.55%	0.53%	0.52%
2.97%	3.37%	3.49%	3.57%	3.79%
$124,881	$90,140	$86,795	$90,707	$57,674
11.37%	18.13%	17.47%	13.02%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Arizona Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.7%
Arizona 97.4%
Arizona Board of Regents Arizona State University System Revenue,
Green Bonds, Refunding, Series B, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,005,000	$4,984,863
Green Bonds, Series B, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,442,840
Refunding, Series B, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,070,000	16,593,454
Series C, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,159,600
Series D, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,896,750
Series D, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,874,300
Arizona Board of Regents COP, University of Arizona Projects, Refunding, Series C, 5.00%, 6/01/31 . . . . .	7,025,000	7,596,554
Arizona Board of Regents Northern Arizona University Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26. . . . . . . . . . . . . . . . . . . .	2,380,000	2,693,208
Stimulus Plan for Economic and Educational Development, Pre-Refunded, 5.00%, 8/01/38 . . . . . . . . .	5,000,000	5,697,950
Arizona Board of Regents Northern Arizona University System Revenue,
Pre-Refunded, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,005,000	9,372,334
Refunding, Series B, 5.00%, 6/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,310,800
Refunding, Series B, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,355,000	1,794,576
Arizona Board of Regents University of Arizona Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33. . . . . . . . . . . . . . . . . . . .	2,200,000	2,553,738
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34. . . . . . . . . . . . . . . . . . . .	3,320,000	3,849,175
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38. . . . . . . . . . . . . . . . . . . .	10,150,000	11,344,452
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44. . . . . . . . . . . . . . . . . . . .	4,145,000	4,744,326
Arizona Board of Regents University of Arizona System Revenue,
Green Bonds, Series A, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,584,840
Refunding, 5.00%, 6/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,369,245
Series A, 5.00%, 6/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,319,650
Stimulus Plan for Economic and Educational Development, Speed, Refunding, Series A, 4.00%,
8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,945,000	16,648,238
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children's Hospital, Refunding, Series A,
5.00%, 2/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,522,800
Arizona Health Facilities Authority Revenue,
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41. . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,179,650
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39 . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,391,000
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . .	15,000,000	17,578,500
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . .	9,535,000	11,105,319
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/42. . . .	2,045,000	2,438,335
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/51. . . .	1,080,000	1,275,750
Arizona Agribusiness and Equine Center Inc. Project, Credit Enhanced, Series A, 5.00%, 3/01/48 . . . .	1,555,000	1,879,031
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . .	3,350,000	3,985,529
Arizona IDA National Charter School Revolving Loan Fund Revenue,
Equitable School Revolving Fund, Series A, 5.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,630,000	2,041,575
Equitable School Revolving Fund, Series A, 5.00%, 11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,249,770
Equitable School Revolving Fund, Series A, 5.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,645,000	8,240,398
Equitable School Revolving Fund, Series A, 4.00%, 11/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,770,000	3,155,085
franklintempleton.com	Annual Report	59

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Arizona IDA Student Housing Revenue,
Provident Group - NCCU Properties LLC - North Carolina Central University Project, Series A, 5.00%,
6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,095,000	$3,803,074
Provident Group - NCCU Properties LLC - North Carolina Central University Project, Series A, 5.00%,
6/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,240,000	3,959,539
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding,
Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,160,000	3,376,808
Arizona State COP,
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,016,400
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,009,840
Arizona State IDA Senior Living Revenue,
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/38 . . . . . . . . . . .	1,175,000	1,407,638
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/43 . . . . . . . . . . .	3,000,000	3,548,700
Great Lakes Senior Living Communities LLC Project, first tier, Series A, 5.00%, 1/01/54 . . . . . . . . . . .	1,375,000	1,598,135
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.00%, 1/01/43. . . . . . . . .	1,000,000	1,150,050
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.00%, 1/01/49. . . . . . . . .	1,500,000	1,708,905
Great Lakes Senior Living Communities LLC Project, second tier, Series B, 5.125%, 1/01/54 . . . . . . . .	1,000,000	1,145,220
Arizona State University Revenue, System, Green Bonds, Series A, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . .	2,100,000	2,723,490
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,766,400
Refunding, 5.00%, 7/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,680,000	10,668,762
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,557,600
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,750,000	6,315,627
Central Arizona Water Conservation District Water Delivery O and M Revenue, Central Arizona Project,
5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,213,470
El Mirage GO, AGMC Insured, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,377,606
Gila County Revenue, Obligations Pledge, Refunding, 4.00%, 7/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . .	3,570,000	4,264,079
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,042,100
Midwestern University, 5.125%, 5/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,086,700
Midwestern University, Refunding, 5.00%, 5/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,455,000	3,745,566
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,168,800
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38. . . . . . . . . . . . . . . . . . . . . . . . . .	6,530,000	7,166,022
Goodyear Water and Sewer Revenue,
Obligation, sub. lien, Refunding, AGMC Insured, 5.25%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,056,190
Obligation, sub. lien, Refunding, AGMC Insured, 5.50%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,587,975
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	17,708,400
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,155,000	10,781,386
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010,
Series A, AGMC Insured, 5.375%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,415,000	5,724,467
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35 . . . . . . . . . . . . . . .	12,090,000	14,101,897
Maricopa County IDA, MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured,
5.30%, 12/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	700,861

60	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Maricopa County IDA Education Revenue,
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$1,221,690
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/52 . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,195,400
Highland Prep Projects, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,282,860
Highland Prep Projects, 5.00%, 1/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,465,000	1,828,613
Legacy Traditional Schools Projects, Credit Enhanced, Series A, 5.00%, 7/01/49 . . . . . . . . . . . . . . . .	3,920,000	4,834,458
Reid Traditional Schools Projects, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,120,000	1,301,003
Reid Traditional Schools Projects, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,325,000	3,799,411
Maricopa County IDA Educational Facilities Revenue Creighton University Project,
5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	16,578,380
4.00%, 7/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,040,000	3,527,646
Maricopa County IDA Hospital Revenue,
HonorHealth, Refunding, Series A, 5.00%, 9/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,025,000	5,075,203
HonorHealth, Refunding, Series A, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,985,160
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36 . . . . . . . . . .	5,000,000	5,815,400
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40 . . . . . . . . . .	9,840,000	11,391,079
Maricopa County IDAR,
Banner Health, Series A, 5.00%, 1/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,750,000	45,389,557
Banner Health, Series A, 4.00%, 1/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,515,000	11,055,669
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 3.60%, 4/01/40 . . . . . . . . . . . . . .	13,500,000	14,851,755
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42 . . . . . . . . . . . . . .	10,000,000	10,512,800
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38 . . . .	5,000,000	5,070,150
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35. . . . . . . . . . . . . . . . . . . .	14,745,000	14,903,361
Maricopa County School District No. 214 Tolleson Union High School GO, School Improvement, Project of
2017, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,252,910
Maricopa County UHSD No. 216 Agua Fria GO,
School Improvement, 3.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,107,900
School Improvement, 3.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,262,424
Maricopa County USD No. 11 Peoria GO,
School Improvement, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,100,000	5,735,460
School Improvement, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,254,400
Maricopa County USD No. 95 Queen Creek GO,
School Improvement, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	607,360
School Improvement, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,449,408
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33 . . . . . . . .	2,000,000	2,473,740
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38 . . . . . . . .	2,000,000	2,451,660
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39 . . . . . . . .	1,000,000	1,223,810
Mesa Utility Systems Revenue,
5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,301,010
5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,265,000	1,636,847
4.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,425,000	1,684,094
4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,135,000	7,234,944
5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	19,030,050
Series A, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,820,000	33,382,420

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Franklin Arizona Tax-Free Income Fund (continued)

Principal
Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Mohave County UHSD No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35 . . . . . . . . . . . . . .	$ 1,000,000	$1,242,380
Northern Arizona University System Revenue,
Pre-Refunded, 5.00%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,820,000	3,308,114
Refunding, 5.00%, 6/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,545,000	5,174,073
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,570,000	23,794,347
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,138,100
junior lien, Series B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,500,000	10,690,110
senior lien, 5.00%, 7/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,150,350
senior lien, Series A, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,090,000	18,380,827
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27 . . . . . . .	3,945,000	5,129,092
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28 . . . . . . .	2,000,000	2,664,920
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29 . . . . . . .	2,000,000	2,729,860
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36 . . . . . . .	5,000,000	7,740,150
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37 . . . . . . .	7,000,000	10,989,300
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41 .	10,000,000	11,871,800
Phoenix Civic Improvement Corp. Rental Car Facility Charge Revenue, Series A, 5.00%, 7/01/45. . . . . . . .	10,000,000	12,703,300
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,282,800
junior lien, Series A, 4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,896,450
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,125,850
junior lien, Series A, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,628,400
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . .	4,065,000	4,619,791
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41 . . . . . . . . . . . . . . . .	1,225,000	1,380,281
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46 . . . . . . . . . . . . . . . .	1,335,000	1,496,281
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,355,000	1,484,714
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,610,000	6,120,061
Facility, Vista College Preparatory Projects, Series A, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,215,520
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing II LLC, Arizona State University Project, Series A, 5.00%,
7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,212,080
Downtown Phoenix Student Housing II LLC, Arizona State University Project, Series A, 5.00%,
7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,325,000	4,010,382
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A,
5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	742,482
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A,
5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,452,680
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A,
5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,800,000	9,460,932
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32 . . . . .	1,765,000	2,088,701
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37 . . . . . .	2,240,000	2,630,522
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47 . . . . . . . . . . . . .	3,840,000	4,458,586
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36 . . . .	3,305,000	4,028,498

62	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,665,000	$3,321,923
School Improvement, BAM Insured, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	3,484,404
Pima County USD No. 6 Marana GO,
School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . .	2,385,000	2,976,146
School Improvement, Project of 2014, Series D, BAM Insured, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . .	2,500,000	3,094,500
School Improvement, Project of 2014, Series E, AGMC Insured, 4.00%, 7/01/39 . . . . . . . . . . . . . . . .	3,715,000	4,437,270
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34 .	1,065,000	1,302,218
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,588,590
Pre-Refunded, 5.25%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,800,000	7,201,608
Refunding, 5.00%, 7/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,195,000	1,455,008
Queen Creek Excise Tax and State Shared Revenue,
Series A, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,170,725
Series A, 5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,294,700
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Refunding, Series A, 5.00%, 12/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	4,920,705
Salt River Project, Refunding, Series A, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,813,500
Salt River Project, Refunding, Series A, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,745,000	12,139,444
Salt River Project, Refunding, Series A, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,310,000	4,222,600
Salt River Project, Refunding, Series A, 5.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,605,000	7,134,885
Series A, 4.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,052,600
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,554,000
5.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	7,164,400
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project,
Pre-Refunded, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,660,000	10,807,215
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,154,960
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,605,030
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,155,000	3,596,006
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,325,000	2,456,246
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,800,400
Tucson Water System Revenue, Pre-Refunded, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,282,250
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,774,550
Tucson, Pre-Refunded, 6.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,337,100
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	5,141,183
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,310,000	1,577,869
Yavapai Regional Medical Center, Refunding, 4.00%, 8/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,510,000	1,781,196
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,350,000	1,720,305
Yavapai Regional Medical Center, Refunding, 4.00%, 8/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,495,930

		999,964,574

franklintempleton.com	Annual Report	63

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Arizona Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 1.3%
Guam 1.3%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,490,000	$ 7,472,326
Series A, AGMC Insured, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,325,000	6,093,451

		13,565,777
Total Municipal Bonds before Short Term Investments (Cost $922,771,173)
		1,013,530,351

Short Term Investments 0.5%

Municipal Bonds 0.5%

Arizona 0.5%

aArizona Health Facilities Authority Revenue, Banner Health, Series C, LOC Bank of America, Daily VRDN

and Put, 1.22%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	1,800,000

aArizona IDA Hospital Revenue, Phoenix Children's Hospital, Refunding, Series A, LOC JPMorgan Chase

Bank, Daily VRDN and Put, 1.22%, 2/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,440,000	3,440,000
Total Short Term Investments (Cost $5,240,000)
		5,240,000
Total Investments (Cost $928,011,173) 99.2% . .
		1,018,770,351
Other Assets, less Liabilities 0.8% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		7,730,808
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,026,501,159

See Abbreviations on page 169.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Colorado Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.32$11.28

0.310.17

0.660.04

0.970.21

(0.33)(0.17)

$11.96$11.32

8.69%1.89%

0.84%0.84%

2.72%3.14%

$87,684$35,153

15.00%10.85%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	65

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Colorado Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.31	$11.32	$11.66	$11.94	$12.13

0.33	0.37	0.37	0.44	0.46
0.67	(0.01)	(0.32)	(0.28)	(0.20)

1.00	0.36	0.05	0.16	0.26

(0.35)	(0.37)	(0.39)	(0.44)	(0.45)

$11.96	$11.31	$11.32	$11.66	$11.94

8.95%	3.28%	0.38%	1.31%	2.26%
0.69%e	0.69%e	0.68%f	0.65%	0.65%
2.87%	3.29%	3.23%	3.67%	3.87%
$477,155	$462,925	$521,249	$553,317	$553,114
15.00%	10.85%	16.78%	13.61%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

66	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Colorado Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.45	$11.46	$11.79	$12.07	$12.26

0.27	0.31	0.32	0.38	0.40
0.68	(0.01)	(0.33)	(0.29)	(0.20)

0.95	0.30	(0.01)	0.09	0.20

(0.29)	(0.31)	(0.32)	(0.37)	(0.39)

$12.11	$11.45	$11.46	$11.79	$12.07

8.36%	2.67%	(0.10)%	0.73%	1.67%
1.24%e	1.24%e	1.23%f	1.20%	1.20%
2.32%	2.74%	2.68%	3.12%	3.32%
$66,329	$69,045	$99,811	$115,472	$111,450
15.00%	10.85%	16.78%	13.61%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	67

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Colorado Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.32	$11.33	$11.64

0.35	0.39	0.23
0.66	(0.01)	(0.32)

1.01	0.38	(0.09)

(0.36)	(0.39)	(0.22)

$11.97	$11.32	$11.33

9.09%	3.40%	(0.79)%
0.56%	0.58%	0.57%
0.55%g	0.55%g	0.54%
3.01%	3.43%	3.37%
$14,297	$8,396	$7,678
15.00%	10.85%	16.78%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

68	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Colorado Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.31	$11.32	$11.66	$11.94	$12.13

0.35	0.38	0.39	0.45	0.47
0.66	(—)d	(0.33)	(0.28)	(0.19)
1.01	0.38	0.06	0.17	0.28

(0.36)	(0.39)	(0.40)	(0.45)	(0.47)

$11.96	$11.31	$11.32	$11.66	$11.94

9.06%	3.38%	0.48%	1.41%	2.36%
0.59%e	0.59%e	0.58%f	0.55%	0.55%
2.97%	3.39%	3.33%	3.77%	3.97%
$115,924	$92,530	$79,093	$73,538	$50,589
15.00%	10.85%	16.78%	13.61%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	69

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Colorado Tax-Free Income Fund

Principal
Amount	Value

Municipal Bonds 94.6%
Colorado 94.6%
Adams 12 Five Star Schools GO, Adams County and the City of Broomfield, Series B, 5.00%, 12/15/36 . . . .	$ 5,000,000	$ 6,212,450
Adams and Weld Counties School District No. 27J Brighton GO, The City and County of Broomfield, 5.00%,
12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	9,115,575
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630,000	682,403
Pre-Refunded, 5.00%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	370,000	401,021
Adams State University Board of Trustees Institutional Enterprise Revenue, Refunding, Series A, 4.00%,
5/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,515,000	1,776,035
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%,
12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,592,560
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . .	7,000,000	8,621,550
Arapahoe County School District No. 6 GO, Littleton Public Schools, Series A, 5.50%, 12/01/43 . . . . . . . . . .	12,980,000	17,134,379
Arapahoe County Water and Wastewater Authority Revenue, Refunding, 4.00%, 12/01/37 . . . . . . . . . . . . . .	1,000,000	1,212,530
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,150,000	6,834,187
Aurora Hospital Revenue, The Children's Hospital Assn. Project, Series A, 5.00%, 12/01/40. . . . . . . . . . . . .	2,500,000	2,522,875
Aurora Water Revenue, Green Bonds, first lien, Refunding, 5.00%, 8/01/46 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,093,000
Bell Mountain Ranch Metropolitan District GO, Consolidated, Douglas County, AGMC Insured, Pre-
Refunded, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,160,000	3,256,601
Boulder Valley School District No. RE-2 GO, Boulder and Gilpin Counties and the City and County of
Broomfield, 5.00%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,931,700
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	2,015,100
5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,845,000	2,062,968
5.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,775,000	3,097,205
Centennial Water and Sanitation District Water and Wastewater Revenue,
Douglas County, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,840,900
Douglas County, 5.25%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,760,000	8,750,009
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,280,000	5,293,886
Charter School, Union Colony School Project, Refunding, 5.00%, 4/01/48 . . . . . . . . . . . . . . . . . . . . . .	715,000	862,161
University of Denver Project, Series A, 5.00%, 3/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,950,000	4,788,941
West Ridge Academy Charter School Project, Refunding and Improvement, Series A, 5.00%, 6/01/49 . .	400,000	444,188
Colorado Health Facilities Authority Revenue,
Bethesda Project, Improvement and Refunding, Series A-1, 5.00%, 9/15/48 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,567,660
Children's Hospital Colorado Project, Series A, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,936,750
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,225,000
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35 . . . . . . . . . . . . . . . . . .	7,150,000	8,267,402
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,803,000
Covenant Retirement Communities Inc., Series A, 5.00%, 12/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,971,450
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.50%, 6/01/33 . . . . . . . . . .	1,000,000	1,150,560
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.00%, 12/01/33 . . . . . . . . .	2,500,000	2,734,250
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.625%, 6/01/43 . . . . . . . . .	4,000,000	4,618,240
The Evangelical Lutheran Good Samaritan Society Project, Pre-Refunded, 5.00%, 6/01/47 . . . . . . . . . .	6,000,000	7,736,040
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%, 6/01/40 . . .	4,000,000	4,861,120
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%, 6/01/45 . . .	2,750,000	3,342,020
Hospital, Adventhealth Obligated Group, Series A, 5.00%, 11/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,462,000

70	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
Hospital, AdventHealth Obligated Group, Refunding, Series A, 4.00%, 11/15/43 . . . . . . . . . . . . . . . . . .	$ 3,000,000	$ 3,550,620
Hospital, Boulder Community Hospital Project, Series A, 6.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . .	5,460,000	5,611,679
Hospital, Boulder Community Hospital Project, Series A, Pre-Refunded, 6.00%, 10/01/35 . . . . . . . . . . .	40,000	41,189
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,868,800
Sanford, Refunding, Series A, 5.00%, 11/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,375,000	10,634,407
SCL Health System, Montana Facility, Refunding, Series A, 4.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,228,875
Valley View Hospital Assn. Project, 5.00%, 5/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,314,120
Valley View Hospital Assn. Project, 5.00%, 5/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,148,420
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47 . . .	2,555,000	2,857,870
Colorado Housing and Finance Authority Revenue,
MF Project, Class I, Series B-1, 3.15%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,057,110
MF Project, Class I, Series B-1, 3.25%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,056,500
Colorado Mesa University Enterprise Revenue,
Board of Trustees, 5.00%, 5/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,788,760
Board of Trustees, Series B, 5.00%, 5/15/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,275,980
Board of Trustees, Series B, 5.00%, 5/15/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,565,000	1,985,672
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Series A, 5.00%, 12/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,450,000	3,032,341
Board of Trustees, Series A, 5.00%, 12/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,693,540
Refunding, Series B, 5.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,000	122,040
Colorado Springs Utilities System Revenue,
Improvement, Series A-4, 5.00%, 11/15/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,373,500
Improvement, Series B-1, 5.00%, 11/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,529,480
Refunding, Series A, 5.00%, 11/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,612,210
Refunding, Series A, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,665,000	3,187,287
Refunding, Series A-2, 5.00%, 11/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,830,350
Refunding, Series A-2, 5.00%, 11/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,502,340
Series D-1, Pre-Refunded, 5.25%, 11/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,156,000
Colorado State Board of Governors University Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,675,000	3,007,610
Refunding, Series A, 4.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,808,450
Refunding, Series A, 5.00%, 3/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	7,420,900
Refunding, Series A, 5.00%, 3/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,141,200
Refunding, Series B, 5.00%, 3/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,222,240
Refunding, Series E, 4.00%, 3/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,184,720
Series A, 5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,010,000	3,527,208
Series A, Pre-Refunded, 5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,990,000	4,798,015
Series C, Pre-Refunded, 5.00%, 3/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,460,000	2,769,788
Colorado State Building Excellent Schools Today COP,
Series G, Pre-Refunded, 5.00%, 3/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,434,500
Series I, Pre-Refunded, 5.00%, 3/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,500,400
Series J, 5.25%, 3/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,220,400
Series O, 4.00%, 3/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,901,100
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29 . . . . . .	3,105,000	3,532,124
franklintempleton.com	Annual Report	71

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Colorado Tax-Free Income Fund (continued)

Principal
Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36 . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,900,000	$ 2,010,428
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured,
5.00%, 9/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,210,000	1,316,746
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement,
AGMC Insured, 5.00%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,040,000	2,259,157
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41 . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,841,800
Denver City & County School District No.1 COPS, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,638,760
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Series C, 5.00%, 11/15/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,977,370
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 11/15/43 . . . . . . . . . . . . . . . . . . . .	5,000,000	5,646,400
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . .	5,000,000	6,373,350
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . .	4,440,000	5,623,793
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%,
9/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,543,600
Denver City and County Dedicated Tax Revenue,
Current Interest Bonds, Series A-1, 5.00%, 8/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,032,050
Refunding and Improvement, Series A, 4.00%, 8/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,914,610
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30 . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,574,560
Denver City and County School District No. 1 GO, 5.00%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,440,000	15,347,352
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40 . . . . . . . . . . . . . . .	9,775,000	11,556,982
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, Pre-Refunded, 5.50%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,551,405
Recovery Zone Facility, Pre-Refunded, 5.625%, 12/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,140,760
Refunding, Series A, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,298,980
Refunding, Series A, 5.00%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,815,352
Refunding, Series A, 5.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	4,262,280
Series A, 5.25%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,250,000	10,321,982
Denver Health and Hospital Authority Project COP, 550 Acoma Inc., 5.00%, 12/01/48 . . . . . . . . . . . . . . . . .	3,355,000	4,100,011
Denver International Business Center Metropolitan District No. 1 GO, In the City and County of Denver,
Series A, 4.00%, 12/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	366,188
E-470 Public Highway Authority Revenue,
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32 . . . . . . . . . . . . . . . . . . .	7,800,000	3,935,880
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/33 . . . . . . . . . . . . . . . . . . .	3,000,000	1,430,490
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34 . . . . . . . . . . . . . . . . . . .	14,075,000	6,341,914
senior bond, Series C, 5.25%, 9/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,554,575
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42 . . . . . . . . . . . .	3,500,000	3,847,970
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,360,000	1,648,660
Fort Collins Electric Utility Enterprise Revenue, Series A, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . .	13,500,000	17,044,020
a Grand Junction Revenue,
General Fund Bonds, Series B, 4.00%, 3/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,792,800
General Fund Bonds, Series B, 4.00%, 3/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,240,000	1,474,496
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31 . . . . . . .	1,215,000	1,303,865
Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,468,850
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41 . . . . . . . . . . . .	5,000,000	5,307,350
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering
Sciences Building Project, 5.00%, 12/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,762,840

72	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$ 1,154,390
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,711,800
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/41. . . . . . . . . . . . . . . . . . .	3,000,000	3,508,890
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45. . . . . . . . . . . . . . . . . . .	7,000,000	8,129,940
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46. . . . . . . . . . . . . . . . . . .	2,875,000	3,505,545
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46. . . . . . . . . . . . . . . . . . .	2,500,000	2,901,250
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38 . . . .	2,500,000	2,595,675
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41. . . .	2,500,000	2,598,000
Parker Water and Sanitation District Water and Sewer Enterprise Revenue, Douglas County, 5.00%,
11/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,475,000	8,131,888
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,006,920
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement,
Series A, AGMC Insured, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,435,000	7,630,317
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38 . . . . . . . . . . . . . . . .	9,900,000	16,118,982
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42 . . . . . . . . . . . . . . . .	10,000,000	10,848,700
Pueblo County School District No. 60, 5.00%, 12/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,620,350
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,072,960
Refunding and Improvement, Series B, 5.50%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,000	1,088,043
Refunding and Improvement, Series B, 5.25%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,615,000	3,874,846
Regional Transportation District COP, Series A, 5.375%, 6/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,000,000	19,198,360
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,383,400
FasTracks Project, Series A, 5.00%, 11/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	13,569,600
FasTracks Project, Series A, Pre-Refunded, 5.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,278,300
Roaring Fork Transportation Authority Sales and Use Tax Revenue, Refunding and Improvement, 4.00%,
12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,180,850
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42 . .	5,690,000	6,699,065
Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39 . . . . . . . . . . . . .	1,125,000	1,337,029
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46 . . . . . . . . . .	4,500,000	5,370,975
University of Colorado Enterprise Revenue,
Refunding, Series B, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,385,000	4,353,042
Refunding, Series B, 5.00%, 6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,295,000	2,932,344
Series A, Pre-Refunded, 5.00%, 6/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,655,000	6,888,638
Series B, 5.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,300,600
University of Northern Colorado Greeley Institutional Enterprise Revenue, Series A, Pre-Refunded, 5.00%,
6/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,690,000	1,778,353
Vauxmont Metropolitan DIistrict GO, Limited Tax Convertible Unlimited, Refunding, Sub, AGMC Insured,
5.00%, 12/15/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	480,000	559,901
Vauxmont Metropolitan District GO, Limited Tax Convertible Unlimited, Sub, Refunding, AGMC Insured,
5.00%, 12/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	380,000	447,572
Weld County School District #RE002 Eaton GO, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	9,758,625
Weld County School District No. Re-4 GO, 5.25%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,285,500
Weld County School District No.6 Greeley GO, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,879,313
Westminister Water & Wastewater Utility Enterprise Revenue, 5.00%, 12/01/34 . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,345,300

franklintempleton.com	Annual Report	73

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Colorado Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Winter Farm Metropolitan District No. 2 Co. GO,
Refunding, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 630,000	$791,734
Refunding, AGMC Insured, 5.00%, 12/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	621,545
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36 .	5,000,000	5,336,950
Total Municipal Bonds before Short Term Investments (Cost $658,988,735) . . . . . .
		720,368,579

Short Term Investments 4.4%

Municipal Bonds 4.4%

Colorado 4.4%

bColorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond Program,

Series B-4, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.22%, 12/01/35 . . . . . . . . . . . . . . . . . . . .	3,960,000	3,960,000
b Colorado State Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond
Program, Series B-5, LOC TD Bank National Association, Daily VRDN and Put, 1.22%, 1/01/39 . . . . . . . . .	1,000,000	1,000,000
b Denver City and County COP,
Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily
VRDN and Put, 1.22%, 12/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,755,000	22,755,000
Wellington E. Webb Municipal Office Building, Refunding, Series A3, SPA JPMorgan Chase Bank, Daily
VRDN and Put, 1.22%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,055,000	6,055,000
Total Short Term Investments (Cost $33,770,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		33,770,000
Total Investments (Cost $692,758,735) 99.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		754,138,579
Other Assets, less Liabilities 1.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		7,249,936
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$761,388,515

See Abbreviations on page 169.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

74	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.05$10.01

0.290.14

0.360.04

0.650.18

(0.31)(0.14)

$10.39$10.05

6.54%1.86%

0.93%0.92%

2.83%2.98%

$21,670$13,765

11.63%15.00%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	75

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Connecticut Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.04	$10.08	$10.42	$10.69	$10.86

0.30	0.31	0.32	0.37	0.39
0.36	(0.03)	(0.32)	(0.28)	(0.17)

0.66	0.28	—	0.09	0.22

(0.32)	(0.32)	(0.34)	(0.36)	(0.39)

$10.38	$10.04	$10.08	$10.42	$10.69

6.70%	2.86%	0.03%	0.82%	2.09%
0.78%e	0.77%e	0.74%	0.71%	0.69%
2.98%	3.13%	3.15%	3.42%	3.66%
$150,081	$160,148	$187,638	$222,705	$253,012
11.63%	15.00%	4.27%	12.40%	7.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

76	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Connecticut Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.13	$10.16	$10.50	$10.77	$10.93

0.25	0.26	0.27	0.31	0.33
0.35	(0.02)	(0.32)	(0.28)	(0.16)

0.60	0.24	(0.05)	0.03	0.17

(0.27)	(0.27)	(0.29)	(0.30)	(0.33)

$10.46	$10.13	$10.16	$10.50	$10.77

5.98%	2.37%	(0.52)%	0.25%	1.62%
1.33%e	1.32%e	1.29%	1.26%	1.24%
2.43%	2.58%	2.60%	2.87%	3.11%
$20,421	$26,076	$45,183	$61,813	$68,311
11.63%	15.00%	4.27%	12.40%	7.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Connecticut Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.04	$10.08	$10.30

0.32	0.33	0.20
0.36	(0.03)	(0.22)

0.68	0.30	(0.02)

(0.34)	(0.34)	(0.20)

$10.38	$10.04	$10.08

6.85%	2.99%	(0.19)%
0.70%	0.65%	0.77%
0.64%g	0.63%g	0.60%
3.12%	3.27%	3.29%
$299	$147	$324
11.63%	15.00%	4.27%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

78	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Connecticut Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.04	$10.08	$10.42	$10.68	$10.85

0.31	0.32	0.33	0.38	0.40
0.35	(0.03)	(0.32)	(0.27)	(0.17)

0.66	0.29	0.01	0.11	0.23

(0.33)	(0.33)	(0.35)	(0.37)	(0.40)

$10.37	$10.04	$10.08	$10.42	$10.68

6.71%	2.96%	0.13%	1.01%	2.19%
0.68%d	0.67%d	0.64%	0.61%	0.59%
3.08%	3.23%	3.25%	3.52%	3.76%
$20,024	$19,351	$20,855	$26,253	$21,254
11.63%	15.00%	4.27%	12.40%	7.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	79

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Connecticut Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.3%
Connecticut 98.3%
City of Bridgeport GO, Series A, Pre-Refunded, 5.00%, 2/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 10,815,100
Connecticut State Airport Authority CFC Revenue, Ground Transportation Center Project, Series A, 5.00%,
7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,743,952
Connecticut State GO, Series A, 4.00%, 1/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,413,440
Connecticut State Health and Educational Facilities Authority Revenue,
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,557,200
Connecticut State University System Issue, Series N, 5.00%, 11/01/29 . . . . . . . . . . . . . . . . . . . . . . . .	5,060,000	5,736,573
Covenant Home Inc., Series B, 5.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,821,280
Fairfield University Issue, Series Q-1, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	10,691,730
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . .	4,000,000	4,055,920
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . .	5,000,000	5,069,050
Hartford Healthcare Issue, Series A, Pre-Refunded, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,525,600
Nuvance Health Issue, Series A, 4.00%, 7/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,105,000	4,744,806
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,250,000	9,605,392
Refunding, Series F, 4.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	345,000	430,253
Refunding, Series F, 4.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	310,000	384,719
Refunding, Series F, 4.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	480,000	594,120
Refunding, Series F, 4.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,000	370,164
Refunding, Series F, 4.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	315,000	387,923
Refunding, Series F, 4.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	380,000	466,359
Refunding, Series F, 4.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	860,000	1,050,387
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . .	4,375,000	5,356,006
Sacred Heart University Issue, Series G, Pre-Refunded, 5.375%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,592,085
Sacred Heart University Issue, Series G, Pre-Refunded, 5.625%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . .	5,500,000	5,855,795
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28 . . . . . . . . . . . .	2,290,000	2,515,267
Stamford Hospital Issue, Series I, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,059,850
Stamford Hospital Issue, Series J, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,369,100
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,045,550
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,055,920
Western Connecticut Health Network Issue, Series M, Pre-Refunded, 5.375%, 7/01/41 . . . . . . . . . . . . .	7,000,000	7,424,900
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,488,750
Connecticut State HFA Housing Mortgage Finance Program Revenue,
Refunding, Series E, Subseries E-1, 3.05%, 11/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,225,000
Refunding, Series E, Subseries E-1, 3.10%, 11/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,084,180
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	420,000	421,235
State Supported Special Obligation, Series 13, 5.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,516,845
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series
A, 5.05%, 11/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	490,000	491,553
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series
A, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,322,530
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,936,400
Green Bonds, Series A, 5.00%, 3/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,186,210
Green Bonds, Series A, 5.00%, 5/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,781,530

80	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,698,550
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,226,410
Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,245,810
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A,
5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,359,950
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,859,350
Refunding, Series A, 5.00%, 4/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,413,650
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,218,540
New Haven GO, Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22 . . . . . . . . . . . . . . . . . . . . .	25,000	25,077
South Central Regional Water Authority Water System Revenue,
Refunding, Thirty-Second Series B, 5.00%, 8/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,720,000	2,104,764
Thirtieth Series A, Pre-Refunded, 5.00%, 8/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,773,225
Thirtieth Series A, Pre-Refunded, 5.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,615,000	1,909,172
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43 . . . . . .	1,000,000	1,137,870
Stratford GO, Refunding, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,187,980
University of Connecticut GO,
Series A, 5.00%, 8/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,590,000	7,419,154
Series A, 5.00%, 2/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,287,720
Series A, 5.00%, 1/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,898,080
Total Municipal Bonds before Short Term Investments (Cost $194,881,672) . . . .
		208,957,976

Short Term Investments (Cost $2,100,000) 1.0%

Municipal Bonds 1.0%

Connecticut 1.0%

aConnecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-1,

Daily VRDN and Put, 0.99%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,100,000	2,100,000
Total Investments (Cost $196,981,672) 99.3%
		211,057,976
Other Assets, less Liabilities 0.7%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		1,435,990
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . .
		$212,493,966

See Abbreviations on page 169.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	81

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Michigan Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.31$11.19

0.290.15

0.740.12

1.030.27

(0.31)(0.15)

$12.03$11.31

9.19%2.46%

0.82%0.83%

2.51%2.86%

$74,740$33,739

4.08%11.55%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

82	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Michigan Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.30	$11.25	$11.52	$11.78	$12.02

0.31	0.34	0.36	0.40	0.42
0.73	0.06	(0.26)	(0.25)	(0.25)

1.04	0.40	0.10	0.15	0.17

(0.32)	(0.35)	(0.37)	(0.41)	(0.41)

$12.02	$11.30	$11.25	$11.52	$11.78

9.36%	3.59%	0.85%	1.24%	1.48%
0.67%e	0.68%e	0.67%	0.65%	0.64%
2.66%	3.01%	3.11%	3.43%	3.55%
$731,568	$727,705	$797,935	$861,662	$896,978
4.08%	11.55%	12.74%	12.35%	12.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	83

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Michigan Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.48	$11.43	$11.69	$11.95	$12.20

0.25	0.28	0.30	0.35	0.36
0.74	0.05	(0.26)	(0.27)	(0.26)

0.99	0.33	0.04	0.08	0.10

(0.26)	(0.28)	(0.30)	(0.34)	(0.35)

$12.21	$11.48	$11.43	$11.69	$11.95

8.74%	2.96%	0.36%	0.66%	0.83%
1.22%e	1.23%e	1.22%	1.20%	1.19%
2.11%	2.46%	2.56%	2.88%	3.00%
$78,321	$80,062	$124,683	$142,248	$145,491
4.08%	11.55%	12.74%	12.35%	12.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

84	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Michigan Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.35	$11.29	$11.53

0.33	0.35	0.22
0.73	0.07	(0.24)

1.06	0.42	(0.02)

(0.34)	(0.36)	(0.22)

$12.07	$11.35	$11.29

9.48%	3.79%	(0.21)%
0.55%	0.57%	0.58%
0.53%g	0.54%g	0.53%
2.80%	3.15%	3.25%
$4,153	$3,042	$2,510
4.08%	11.55%	12.74%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	85

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Michigan Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.34	$11.29	$11.55	$11.81	$12.06

0.32	0.35	0.37	0.42	0.43
0.74	0.06	(0.25)	(0.26)	(0.26)

1.06	0.41	0.12	0.16	0.17

(0.34)	(0.36)	(0.38)	(0.42)	(0.42)

$12.06	$11.34	$11.29	$11.55	$11.81

9.44%	3.67%	1.03%	1.33%	1.50%
0.57%d	0.58%d	0.57%	0.55%	0.54%
2.76%	3.11%	3.21%	3.53%	3.65%
$79,717	$63,190	$53,587	$67,672	$39,846
4.08%	11.55%	12.74%	12.35%	12.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

86	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Michigan Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.2%
Michigan 96.2%
Ann Arbor Public Schools GO,
County of Washtenaw, Refunding, 5.00%, 5/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$ 1,204,950
County of Washtenaw, Refunding, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,235,000	1,488,632
Battle Creek Water and Wastewater System Revenue, Calhoun County, Series A, 5.00%, 6/01/36 . . . . . . . .	1,300,000	1,574,274
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	470,000	588,224
County of Oakland, Refunding, 5.00%, 5/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,243,360
Byron Center Public Schools GO,
Kent County, School Building and Site, Series I, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,258,030
Kent County, School Building and Site, Series I, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,920,000	2,405,722
Kent County, School Building and Site, Series I, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	650,000	810,875
Kent County, School Building and Site, Series I, 5.00%, 5/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,480,000	1,838,012
Kent County, School Building and Site, Series I, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,330,000	1,647,085
Kent County, School Building and Site, Series I, 5.00%, 5/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,290,000	2,832,547
Kent County, School Building and Site, Series I, 5.00%, 5/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,748,375
Kent County, School Building and Site, Series I, 5.00%, 5/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,140,000	5,016,479
Caledonia Community Schools GO, Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26 . . . . . .	1,000,000	1,243,120
Central Michigan University Revenue,
Board of Trustees, General, Refunding, 5.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,910,000	2,248,777
Board of Trustees, General, Refunding, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,055,000	1,241,735
Board of Trustees, General, Refunding, 5.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,884,480
Board of Trustees, General, Refunding, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,347,180
Chippewa Valley Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,075,000	6,857,460
County of Macomb, Refunding, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,425,000	7,246,115
County of Macomb, Refunding, 5.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,420,000	7,231,873
County of Macomb, Refunding, 5.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,375,390
County of Macomb, Refunding, 5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,590,000	7,410,191
Commerce Charter Township GO, County of Oakland, Capital Improvement, Refunding, 5.00%, 12/01/38 . . .	3,250,000	3,916,282
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%,
5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,814,200
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series
A, AGMC Insured, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,458,550
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000	25,078
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,000	30,097
DeWitt Public Schools GO,
County of Clinton, School Building and Site, 5.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	632,750
County of Clinton, School Building and Site, 5.00%, 5/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	815,000	1,018,139
County of Clinton, School Building and Site, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,247,160
County of Clinton, School Building and Site, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,245,230
County of Clinton, School Building and Site, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,242,880
Downriver Utility Wastewater Authority Sewer System Revenue,
AGMC Insured, 5.00%, 4/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,000	639,443
AGMC Insured, 5.00%, 4/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,976,768
AGMC Insured, 5.00%, 4/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,843,335
AGMC Insured, 5.00%, 4/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,655,980

franklintempleton.com	Annual Report	87

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35 . . . . . . . . . . . . . . .	$ 1,500,000	$ 1,886,475
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37 . . . . . . . . . . . . . . .	1,100,000	1,372,019
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42 . . . . . . . . . . . . . . .	3,500,000	4,279,765
Farmington Public School District GO,
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27 . . . . . . . . . . .	1,000,000	1,199,360
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28 . . . . . . . . . . .	2,000,000	2,393,160
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32 . . . . . . . . . . .	4,035,000	4,807,460
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33 . . . . . . . . . . .	2,900,000	3,448,564
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34 . . . . . . . . . . .	3,000,000	3,563,010
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35 . . . . . . . . . . .	1,000,000	1,184,650
County of Oakland, School Building and Site, Refunding, BAM Insured, 4.50%, 5/01/38 . . . . . . . . . . . .	7,225,000	8,693,915
Grand Rapids Sanitary Sewer System Revenue,
County of Kent, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,040,000	1,314,872
County of Kent, 5.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,247,370
County of Kent, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,171,150
County of Kent, Improvement and Refunding, 5.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,560,000	1,802,518
County of Kent, Improvement and Refunding, 5.00%, 1/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,154,780
County of Kent, Improvement and Refunding, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,095,000	2,412,476
County of Kent, Improvement and Refunding, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,175,000	1,352,143
County of Kent, Improvement and Refunding, 5.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,125,000	1,293,188
County of Kent, Improvement and Refunding, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,147,940
County of Kent, Improvement and Refunding, 5.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,721,040
County of Kent, Improvement and Refunding, 5.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	880,000	1,015,863
County of Kent, Improvement and Refunding, 5.00%, 1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,304,480
Grand Rapids Sanitary Sewer System Revenue, County of Kent, Improvement and Refunding, 4.00%,
1/01/50. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,440,000	4,061,023
County of Kent, Refunding, 5.00%, 1/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,511,825
County of Kent, Refunding, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,200,400
Grand Rapids Sanitary Sewer System Revenue, County of Kent, Improvement and Refunding, 5.00%,
1/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,943,955
Grand Rapids Water Supply System Revenue,
County of Kent, Improvement and Refunding, 5.00%, 1/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,190,000	2,612,079
County of Kent, Improvement and Refunding, 5.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,871,055
County of Kent, Improvement and Refunding, 5.00%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,525,000	2,999,069
County of Kent, Improvement and Refunding, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,478,360
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,266,760
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,110,000	1,365,855
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,827,800
Munson Healthcare Obligated Group, Series B, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,625,000	2,020,704
Grand Valley State University Revenue,
General, 5.00%, 12/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	900,000	1,144,053
General, 5.00%, 12/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	2,262,672
General, Refunding, Series A, 5.00%, 12/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,295,000	5,197,594

88	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 750,000	$896,910
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,192,380
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,367,948
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,165,000	1,384,171
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,315,000	1,555,277
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,225,000	1,445,819
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . .	2,915,000	3,425,621
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . .	6,215,000	7,254,645
Gull Lake CSD, GO, Counties of Kalamazoo Barry and Calhoun, School Building and Site, Series I, 5.00%,
5/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,159,900
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,045,000	1,216,338
County of Oakland, Refunding, 5.00%, 5/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,040,000	1,208,345
Hudsonville Public Schools GO,
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,550,000	1,927,317
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,107,650
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,066,950
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured
Guaranty, Pre-Refunded, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,104,200
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36 . . . . . . . . . . . . . . . . . . . .	5,530,000	5,578,775
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36 . . . . . . . . . . . . . . . . . . . . . . .	4,470,000	4,509,425
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,045,000	1,243,247
School Building and Site, AGMC Insured, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,358,564
School Building and Site, AGMC Insured, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,815,000	4,478,009
Kent County GO,
Capital Improvement, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,305,000	1,629,214
Capital Improvement, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,275,000	1,586,419
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,205,000	1,467,341
School Building and Site, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,205,000	1,462,521
School Building and Site, 5.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,210,000	1,459,986
School Building and Site, 5.00%, 5/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,120,000	1,340,998
School Building and Site, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	2,144,916
L'Anse Creuse Public Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,230,000	6,311,407
County of Macomb, Refunding, 5.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,560,000	6,682,230
County of Macomb, Refunding, 5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,890,000	7,050,212
County of Macomb, Refunding, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,220,000	7,414,738
County of Macomb, Refunding, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,840,000	3,378,464
Lansing Board of Water and Light Utility System Revenue,
Series A, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,698,700
Series A, Pre-Refunded, 5.50%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,623,500
franklintempleton.com	Annual Report	89

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Michigan Tax-Free Income Fund (continued)

Principal
Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Lansing Community College GO,
College Building and Site, Pre-Refunded, 5.00%, 5/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,310,000	$ 2,518,477
College Building and Site, Refunding, 5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,572,080
College Building and Site, Refunding, 5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	690,000	749,802
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37 . . . . . . . . . .	1,490,000	1,810,112
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39 . . . . . . . . . .	2,125,000	2,575,266
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40 . . . . . . . . . .	2,200,000	2,658,832
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group,
Series B, Pre-Refunded, 6.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,430,950
Livonia Public Schools School District GO,
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36 . . . . . . . . . . . . . .	5,725,000	6,443,258
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38 . . . . . . . . . . . . . .	6,000,000	6,745,140
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43 . . . . . . . . . . . . . .	16,850,000	18,918,674
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,516,060
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	9,199,275
Mason County CSD, GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26 . . . . . . . . . . . .	1,100,000	1,324,829
Mattawan Consolidated School GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30 . . . . . . . . . .	1,000,000	1,208,560
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31 . . . . . . . . . .	1,915,000	2,307,747
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32 . . . . . . . . . .	1,110,000	1,334,842
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34 . . . . . . . . . .	2,325,000	2,787,094
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39 . . . . . . . . . .	3,375,000	3,998,497
Meridian Public Schools GO,
County of Midland, Refunding, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	735,000	891,842
County of Midland, Refunding, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	775,000	938,083
County of Midland, Refunding, 5.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,130,000	1,361,752
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,271,262
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . .	8,055,000	10,428,003
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,750,740
Higher Education Facilities, Limited Obligation, Kalamazoo College Project, Refunding, 4.00%,
12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,610,000	2,972,999
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32. . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,725,000	3,373,005
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37. . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,235,000	5,194,609
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41. . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,015,000	26,736,777
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,585,000	6,316,021
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,865,000	6,617,831
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32 . . . . . . . . . . . . . . . .	10,005,000	10,997,796
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42 . . . . . . . . . . . . . . . .	12,000,000	13,068,480
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,671,600
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,322,440
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,322,440
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,214,960
Trinity Health Corp., Refunding, Series 2016 MI, 5.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,710,000	23,663,826
Trinity Health Corp., Series 2016 MI, Pre-Refunded, 5.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . .	290,000	360,244

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Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$ 5,954,950
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,370,000	6,382,460
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46 . . . . . . . . . . . . . . . . . .	5,000,000	6,049,400
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47 . . . . . . . . . . . . . . . . . .	10,000,000	12,088,900
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,065,000	2,245,481
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,285,000	2,482,058
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,615,000	2,837,458
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,416,972
Trinity Health Credit Group, Series B, Pre-Refunded, 5.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	21,850,400
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 5.00%, 4/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	15,828,280
Facilities Program, Refunding, Series I, 5.00%, 10/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,910,000	11,931,937
Facilities Program, Refunding, Series I, 4.00%, 10/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,915,200
Facilities Program, Refunding, Series I, 5.00%, 10/15/51 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,198,700
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,693,150
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,154,440
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,701,600
Michigan State HDA, SFMR, Series B, 3.10%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,868,950
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC
Insured, 7.00%, 5/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,204,330
I-75 Improvement Project, 5.00%, 12/31/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,646,260
Michigan State Technological University Revenue, Board of Control, General, Refunding, Series A, 5.00%,
10/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,856,696
Michigan State University Revenue, Board of Trustees, General, Series A, 5.00%, 8/15/40. . . . . . . . . . . . . .	8,500,000	10,091,285
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33 . . . . . . . . . . . . . . . . . . . . . . . .	1,360,000	1,648,483
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36 . . . . . . . . . . . . . . . . . . . . . . . .	1,735,000	2,094,214
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,018,330
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,837,515
Refunding, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,005,000	1,227,085
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,230,000	8,616,352
General, 5.00%, 3/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,372,025
General, Refunding, 5.00%, 3/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,153,590
General, Refunding, 5.00%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,010,000	1,157,551
General, Refunding, 5.00%, 3/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,260,000	1,441,024
General, Refunding, 5.00%, 3/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,142,670
General, Refunding, 5.00%, 3/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,285,000	1,466,596
General, Refunding, 5.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,140,160
General, Refunding, 5.00%, 3/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,400,230
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32 . . . . . . . . . . . . .	5,575,000	6,875,369
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35 . . . . . . . . . . . . .	6,450,000	7,879,836
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36 . . . . . . . . . . . . .	2,800,000	3,418,744

franklintempleton.com	Annual Report	91

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Michigan Tax-Free Income Fund (continued)

Principal
Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,400,000	$ 1,688,498
County of Macomb, Refunding, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,370,000	1,646,946
County of Macomb, Refunding, 5.00%, 5/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,040,000	3,646,054
County of Macomb, Refunding, 5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	3,959,274
County of Macomb, Refunding, 5.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,620,000	1,937,957
County of Macomb, Refunding, 5.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,585,000	1,892,411
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27 . . . . . . . . . . . . . . . .	3,350,000	3,869,585
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28 . . . . . . . . . . . . . . . .	2,500,000	2,882,625
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39 . . . . . . . . . . . . . . . .	17,500,000	19,910,975
Saginaw Valley State University Revenue,
General, Refunding, Series A, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	2,148,108
General, Refunding, Series A, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,170,000	2,655,364
General, Refunding, Series A, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,240,000	1,508,324
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,371,500
County of Washtenaw, School Building and Site, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,950,000	3,592,126
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	415,818
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,575,000	1,864,958
Sparta Area Schools GO, School Building and Site, Counties of Kent and Ottawa, Series II, 5.00%, 5/01/48 .	5,750,000	7,054,675
Trenton Public Schools GO,
County of Wayne, School Building and Site, 5.00%, 5/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,920,000	6,103,900
County of Wayne, School Building and Site, 5.00%, 5/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,480,000	14,216,258
University of Michigan Revenue,
Regents, General, Refunding, 5.00%, 4/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,413,500
Regents, General, Refunding, Series A, 5.00%, 4/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,700,000	3,392,226
Regents, General, Refunding, Series A, 5.00%, 4/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,635,000	33,233,289
Regents, General, Refunding, Series A, 5.00%, 4/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,197,250
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site,
5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,713,975
Wayne County Airport Authority Revenue, Airport, Detroit Metropolitan Wayne County Airport, Series A,
5.00%, 12/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,750,000	9,813,670
Wayne State University Revenue,
General, Refunding, Series A, 5.00%, 11/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,860,000	2,178,823
General, Refunding, Series A, 5.00%, 11/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,756,470
General, Series A, 5.00%, 11/15/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,651,730
General, Series A, 4.00%, 11/15/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,405,900
Western Michigan University Revenue,
General, Refunding, Series A, 5.00%, 11/15/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,797,825
General, Refunding, Series A, 5.00%, 11/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,160,000	2,581,610
General, Refunding, Series A, 5.00%, 11/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,635,000	1,954,217
General, Refunding, Series A, 5.00%, 11/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,388,500
General, Refunding, Series A, 5.00%, 11/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,977,325
General, Refunding, Series A, 5.00%, 11/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,560,000	1,842,719
General, Refunding, Series A, 5.00%, 11/15/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,352,220

92	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Michigan Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Western Michigan University Revenue, (continued)
General, Refunding, Series A, 5.00%, 11/15/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,100,000	$ 6,459,711
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,530,000	1,814,901
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,365,120
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,361,060
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,359,420
Total Municipal Bonds before Short Term Investments (Cost $847,053,534)
		931,990,020

Short Term Investments 2.7%

Municipal Bonds 2.7%

Michigan 2.7%

aGreen Lake Township EDC Revenue, Interlochen Center for the Arts Project, Refunding, LOC Harris Trust &

Savings Bank, Daily VRDN and Put, 1.22%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	600,000

aMichigan State Strategic Fund Limited Obligation Revenue, Henry Ford Museum and Greenfield Village

Project, LOC Comerica Bank, Daily VRDN and Put, 1.24%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,000	140,000
a University of Michigan Revenue,
General, Series B, Daily VRDN and Put, 1.19%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,000,000
Regents, General, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.10%, 4/01/38. . . . . . . . . . .	9,300,000	9,300,000
Regents, General, Series D-1, Daily VRDN and Put, 1.14%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . . . .	13,035,000	13,035,000
Total Short Term Investments (Cost $26,075,000) . . . . . . . . . . . . . . . . . . .
		26,075,000
Total Investments (Cost $873,128,534) 98.9%. . . . . . . . . . . . . . . . . . . . . . . .
		958,065,020
Other Assets, less Liabilities 1.1%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		10,433,984
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$968,499,004

See Abbreviations on page 169.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	93

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.10$11.97

0.300.16

0.720.13

1.020.29

(0.30)(0.16)

$12.82$12.10

8.56%2.45%

0.83%0.83%

2.42%2.81%

$96,802$39,129

16.45%13.97%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

94	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Minnesota Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.09	$12.07	$12.27	$12.63	$12.69

0.32	0.35	0.35	0.37	0.40
0.73	0.02	(0.20)	(0.35)	(0.06)

1.05	0.37	0.15	0.02	0.34

(0.32)	(0.35)	(0.35)	(0.38)	(0.40)

$12.82	$12.09	$12.07	$12.27	$12.63

8.82%	3.16%	1.23%	0.11%	2.71%
0.68%e	0.68%e	0.66%	0.65%	0.64%
2.57%	2.96%	2.87%	2.99%	3.16%
$606,559	$588,878	$657,415	$695,040	$731,215
16.45%	13.97%	13.77%	13.80%	8.61%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	95

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Minnesota Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.23	$12.21	$12.40	$12.76	$12.82

0.25	0.29	0.29	0.31	0.33
0.75	0.02	(0.20)	(0.37)	(0.06)

1.00	0.31	0.09	(0.06)	0.27

(0.26)	(0.29)	(0.28)	(0.30)	(0.33)

$12.97	$12.23	$12.21	$12.40	$12.76

8.23%	2.56%	0.74%	(0.45)%	2.12%
1.23%e	1.23%e	1.21%	1.20%	1.19%
2.02%	2.41%	2.32%	2.44%	2.61%
$138,417	$148,269	$203,925	$223,444	$217,904
16.45%	13.97%	13.77%	13.80%	8.61%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

96	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Minnesota Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.11	$12.09	$12.40

0.34	0.37	0.22
0.73	0.02	(0.32)

1.07	0.39	(0.10)

(0.34)	(0.37)	(0.21)

$12.84	$12.11	$12.09

8.97%	3.30%	(0.80)%
0.55%	0.56%	0.54%
0.53%g	0.53%g	0.51%
2.72%	3.11%	3.02%
$9,693	$7,177	$8,342
16.45%	13.97%	13.77%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	97

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Minnesota Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.11	$12.09	$12.28	$12.64	$12.70

0.33	0.37	0.37	0.39	0.41
0.73	0.02	(0.19)	(0.36)	(0.06)

1.06	0.39	0.18	0.03	0.35

(0.34)	(0.37)	(0.37)	(0.39)	(0.41)

$12.83	$12.11	$12.09	$12.28	$12.64

8.83%	3.26%	1.41%	0.20%	2.81%
0.58%d	0.58%d	0.56%	0.55%	0.54%
2.67%	3.06%	2.97%	3.09%	3.26%
$203,230	$156,683	$160,199	$169,533	$121,685
16.45%	13.97%	13.77%	13.80%	8.61%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

98	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Minnesota Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 97.6%
Minnesota 97.6%
Alexandria ISD No. 206 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
3.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$29,905,000	$ 32,167,612
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
5.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,700,000	12,145,068
Anoka-Hennepin ISD No. 11 GO,
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.25%,
2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,355,000	5,878,398
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.375%,
2/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,020,000	6,574,502
Bemidji GO, Sales Tax, Pre-Refunded, 5.25%, 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,055,000	12,544,312
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,990,000	3,230,157
Refunding, Series B, 5.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,240,360
Refunding, Series B, 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,225,000	1,322,902
Brainerd ISD No. 181 GO,
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit
Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/32. . . . . . . . . . . . . . . . .	3,065,000	3,599,321
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit
Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/39. . . . . . . . . . . . . . . . .	10,600,000	12,115,800
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit
Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/42. . . . . . . . . . . . . . . . .	1,900,000	2,161,611
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit
Enhancement Program, School Building, Refunding, Series C, 5.00%, 2/01/28 . . . . . . . . . . . . . . . .	3,735,000	4,583,106
Cambridge ISD No. 911 GO,
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 3.00%, 2/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,410,000	3,543,058
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 3.00%, 2/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,585,000	5,744,899
Center City Health Care Facilities Revenue, Hazelden Betty Ford Foundation Project, Refunding, 4.00%,
11/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,155,580
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32. . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,235,089
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42. . . . . . . . . . . . . . . . . . . . . .	1,615,000	1,726,855
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series
A, zero cpn., 2/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,450,000	1,015,856
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series
A, zero cpn., 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,020,016
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series
A, zero cpn., 2/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	213,269
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32 . . . . . . . . . . . . . . . . . .	3,615,000	4,303,911
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33. . . . . . . . . . . . .	675,000	679,604
Dawson-Boyd ISD No. 378 GO, School Building, Series A, 3.125%, 2/01/40 . . . . . . . . . . . . . . . . . . . . . .	2,965,000	3,214,445
Dilworth-Glyndon-Felton ISD No. 2164 GO,
Series A, 3.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,058,770
Series A, 3.00%, 2/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,054,290
Series A, 3.00%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,225,000	1,287,157

franklintempleton.com	Annual Report	99

F R A N K L IN TAX - FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Minnesota (continued)
	Duluth EDA Health Care Facilities Revenue,
	Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/53 . . . . . . . . . . . . . . . . . . . . . .	$15,900,000	$ 19,967,538
	Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/58 . . . . . . . . . . . . . . . . . . . . . .	13,035,000	16,314,476
	Duluth ISD No. 709 COP,
	Refunding, Series A, 5.00%, 2/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,015,000	1,200,400
	Refunding, Series A, 5.00%, 2/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,740,000	3,330,360
	Refunding, Series A, 4.00%, 2/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,275,000
	Refunding, Series A, 4.00%, 2/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,706,775
	Duluth ISD No. 709 GO,
	Refunding, Series B, 4.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,450,000	3,905,400
	Refunding, Series B, 2.50%, 2/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,840,000	2,993,048
	Edina ISD No. 273 GO, Hennepin County, Facilities Maintenance, Series A, 3.00%, 2/01/36 . . . . . . . . . . .	1,630,000	1,767,246
	Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32 . . . . . . . . . .	6,130,000	6,779,044
	Farmington ISD No. 192 GO, School Building, Series A, 4.00%, 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . .	3,830,000	4,425,871
	Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Anoka County, Series A, 4.00%, 2/01/29 . .	2,220,000	2,563,745
	Fridley MFHR, Village Green Apartments Project, 3.75%, 11/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,862,581	11,575,514
	Hastings ISD No. 200 GO,
	Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital
	Appreciation, Series A, zero cpn., 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,685,000	2,730,231
	Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital
	Appreciation, Series A, zero cpn., 2/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,685,000	2,611,653
	Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital
	Appreciation, Series A, zero cpn., 2/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,685,000	2,497,246
	Hennepin County GO,
	Sales Tax, Series B, 5.00%, 12/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,055,000	1,396,504
	Sales Tax, Series B, 5.00%, 12/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,680,000	16,698,799
	Hennepin County Regional Railroad Authority GO,
	Limited Tax, Series A, 5.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,480,000	5,885,645
	Limited Tax, Series A, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,220,000	6,842,794
	Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29 . . . . . . . . . . . . . . . . . . . . . . . .	2,310,000	2,558,048
	Hopkins Public Schools ISD No. 270 GO,
	Hennepin County, Facilities Maintenance, Series A, 3.00%, 2/01/33 . . . . . . . . . . . . . . . . . . . . . . . . .	5,640,000	6,123,461
	Hennepin County, Facilities Maintenance, Series A, 3.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . .	2,450,000	2,655,335
	Jordan ISD No. 717 GO,
	School Building, Refunding, Series A, 5.00%, 2/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,605,000	1,793,154
	School Building, Series A, 5.00%, 2/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,460,000	1,633,390
	School Building, Series A, 5.00%, 2/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	1,902,946
	School Building, Series A, 5.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,805,000	2,021,040
	School Building, Series A, 5.00%, 2/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,119,990
	School Building, Series A, Pre-Refunded, 5.00%, 2/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	395,000	442,033
	Lakeville GO, Refunding, Series B, 3.00%, 2/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,690,000	4,843,128
	Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . .	3,560,000	3,702,542
	Metropolitan Council Minneapolis St. Paul Metropolitan Area GO,
	Transit, Series A, 3.00%, 3/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,400,000	7,140,608
	Wastewater Revenue, Refunding, Series C, 3.00%, 3/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,305,000	3,654,107
	Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children's Hospitals and
	Clinics, Series A-1, AGMC Insured, Pre-Refunded, 5.00%, 8/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,018,730

100	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,000,000	$2,520,820
Allina Health System, Refunding, Series A, 5.00%, 11/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,530,800
Minneapolis GO,
Capital Improvement, Green Bonds, 4.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,764,750
Capital Improvement, Green Bonds, 4.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,021,535
Green Bonds, 3.00%, 12/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,582,602
Green Bonds, 3.00%, 12/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,353,850
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,778,300
Fairview Health Services, Series A, 5.00%, 11/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,389,120
Minneapolis MFHR, 14th and Central LLLP Project, 2.35%, 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,368,300
Minneapolis Special School District No. 1 GO, Long-Term Facilities Maintenance, Series B, 5.00%,
2/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,590,000	3,359,023
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,870,000	3,583,568
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,025,000	5,018,491
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,655,000	24,217,515
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,500,000	18,949,990
Airport, Subordinate, Refunding, Series A, 5.00%, 1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	6,138,947
Airport, Subordinate, Refunding, Series B, 5.00%, 1/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,612,965
Airport, Subordinate, Refunding, Series B, 5.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,418,593
Minnesota Public Facilities Authority State Revenue, Revolving Fund, Refunding, Series A, 5.00%, 3/01/24.	17,010,000	19,840,464
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,410,000	1,560,419
Board of Trustees, Fund, Series A, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,135,000	2,270,466
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . .	3,615,000	4,202,510
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,188,790
Appropriation, Refunding, Series A, 3.00%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,179,850
Appropriation, Series A, 5.00%, 6/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,500,000	9,547,540
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,718,700
Various Purpose, Series A, 5.00%, 8/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,215,000	5,303,608
Various Purpose, Series A, 5.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,624,100
Various Purpose, Series A, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,587,100
Various Purpose, Series A, 5.00%, 8/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,540,000	4,694,394
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,205,000	2,268,636
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,165,000	1,208,175
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,985,000	2,056,579
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,675,000	3,682,718
Nonprofit Housing State Appropriation, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,225,000	2,352,315
State Appropriation Bonds, Housing Infrastructure, Series C, 4.00%, 8/01/39 . . . . . . . . . . . . . . . . . .	1,000,000	1,176,790
franklintempleton.com	Annual Report	101

F R A N K L IN TAX - FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Minnesota (continued)
	Minnesota State Higher Education Facilities Authority Revenue,
	Carleton College, Refunding, 4.00%, 3/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,575,000	$4,087,333
	College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,734,075
	College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	576,220
	Macalester College, Refunding, 3.00%, 3/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,010,000	3,247,730
	Macalester College, Refunding, 4.00%, 3/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	900,000	1,020,735
	Macalester College, Series 7-I, Pre-Refunded, 5.00%, 6/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,052,100
	University of St. Thomas, 5.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,260,000	4,213,028
	University of St. Thomas, 4.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,745,000	3,221,642
	University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,720,000	2,069,814
	University of St. Thomas, Refunding, Series A, 4.00%, 10/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	867,368
	University of St. Thomas, Refunding, Series A, 4.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	865,020
	University of St. Thomas, Series 8-L, 4.00%, 4/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,810,470
	Minnesota State Housing Finance Agency Revenue, Series B, GNMA Insured, 2.80%, 1/01/44 . . . . . . . . .	4,750,000	4,943,847
	Minnesota State Municipal Power Agency Electric Revenue,
	4.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,680,000	5,292,518
	5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,650,000	5,605,203
	Refunding, Series A, 4.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,265,000	1,398,989
	Refunding, Series A, 4.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,324,944
	Refunding, Series A, 4.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,100,890
	Refunding, Series A, 5.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,172,420
	Refunding, Series A, 5.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,005,000	1,178,383
	Series A, 5.25%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,300,000
	Moorhead MN, ISD, No. 152, GO, Series A, 2.50%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,295,000	9,610,844
	New Prague ISD No. 721 GO,
	School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
	4.00%, 2/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,090,000	3,179,857
	School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
	4.00%, 2/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,045,000	3,132,970
	School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
	4.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,245,000	3,338,456
	School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A,
	4.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,057,420
	North St. Paul-Maplewood-Oakdale ISD No. 622 GO,
	Credit Enhancement Program, Series A, 3.00%, 2/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,965,000	25,488,455
	Ramsey and Washington Counties, School Building, Series A, 3.00%, 2/01/42 . . . . . . . . . . . . . . . . .	5,975,000	6,402,451
	Northern Municipal Power Agency Electric System Revenue,
	Refunding, 5.00%, 1/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,000	963,752
	Series A, 5.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,190,000	1,313,582
	Prior Lake ISD No. 719 GO,
	Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series
	B, zero cpn., 2/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,545,000	9,612,084
	Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series
	B, zero cpn., 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,055,000	11,644,668
	Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series
	B, zero cpn., 2/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,010,000	7,430,817
	Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series
	B, zero cpn., 2/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,310,000	4,216,777

102	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,105,000	$1,143,012
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31. . . . . . . . . . . . . . . . . . . . . . . . . .	1,215,000	1,258,266
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,433,100
Refunding, Series A, 5.00%, 12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,210,000	11,165,191
Series B, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,137,850
Rochester Health Care Facilities Revenue,
Mayo Clinic, 4.00%, 11/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,965,220
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,425,000	6,402,355
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,235,000	15,015,973
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	7,424,900
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	6,311,676
Mayo Clinic, Series D, 5.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,035,100
Mayo Clinic, Series E, 5.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	20,140,400
Rochester ISD No. 535 GO,
Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/28 . . . . . . . . . . . . . .	4,300,000	5,275,068
Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/29 . . . . . . . . . . . . . .	6,565,000	8,030,177
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%, 2/01/21 . . . . . . . . . . . . . . . . .	1,365,000	1,405,322
Roseville ISD No. 623 GO,
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A,
5.00%, 2/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,700,000	4,611,791
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A,
4.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,535,000	10,980,029
a Saint Paul Sewer Revenue,
Green Bond, Refunding, Series D, 4.00%, 12/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,020,000	1,140,176
Green Bond, Refunding, Series D, 5.00%, 12/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,165,000	1,483,092
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36. . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	1,897,260
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37. . . . . . . . . . . . . . . . . . . . . . . . . .	2,820,000	1,712,699
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38. . . . . . . . . . . . . . . . . . . . . . . . . .	5,220,000	3,053,230
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39. . . . . . . . . . . . . . . . . . . . . . . . . .	3,020,000	1,700,562
South Washington ISD No. 833 GO, South Washington County Schools, Facilities Maintenance, Series C,
4.00%, 2/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,260,000	6,090,712
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23 . . . . . . . . . . . . . . . . . . .	4,000,000	3,888,760
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26 . . . . . . . . . . . . . . . . . . .	5,395,000	5,025,604
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27 . . . . . . . . . . . . . . . . . . .	6,600,000	6,036,624
Refunding, Series A, 5.00%, 1/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,345,000	11,070,928
Series A, 5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,315,000	1,636,767
Southern Minnesota Municipal Power Agency Revenue,
Sereis A, 5.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	560,000	747,023
Series A, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	936,124
Series A, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	610,000	811,843
franklintempleton.com	Annual Report	103

F R A N K L IN TAX - FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Minnesota (continued)
	St. Cloud Health Care Revenue,
	CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 750,000	$754,890
	CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . .	12,310,000	13,879,771
	CentraCare Health System, Refunding, Series A, 5.00%, 5/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . .	4,650,000	5,532,942
	CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . .	9,250,000	9,314,657
	St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,100,970
	St. Cloud Public Schools ISD No. 742 GO,
	Series A, 4.00%, 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,080,000	2,369,702
	Series B, 4.00%, 2/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,060,000	4,690,518
	Series B, 4.00%, 2/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,833,600
	Series B, 4.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,544,885
	St. Francis ISD No. 15 GO,
	School Building, Series A, 4.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,025,000	1,093,101
	School Building, Series A, 3.50%, 2/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,350,000	6,600,952
	St. Michael Albertville ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32. . . . . . . . . . . . . . . . . . . . . .	10,295,000	10,844,444
	St. Paul ISD No. 625 GO,
	School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B,
	5.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,925,000	3,275,971
	School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30 . .	1,385,000	1,403,531
	School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31 . .	1,195,000	1,209,806
	St. Paul Sales Tax Revenue,
	Series G, 5.00%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,174,050
	Series G, 5.00%, 11/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,178,070
	University of Minnesota GO,
	Refunding, Series A, 5.00%, 4/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,805,000	2,356,067
	Refunding, Series A, 5.00%, 4/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,045,000	7,853,059
	Refunding, Series A, 5.00%, 4/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,505,000	10,974,342
	Refunding, Series B, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,575,000	7,187,903
	Series A, 5.00%, 4/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,055,400
	Series A, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,410,000	5,513,382
	Series B, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,122,935
	University of Minnesota Revenue,
	Special Purpose, State Supported Biomedical Science Research Facilities Funding Program, Series
	B, 5.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,278,100
	Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25 . . . . . . . . . . .	5,000,000	6,102,000
	Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28 . . . . . . . . . . .	7,225,000	8,778,881
	Virginia GO,
	Sale Tax Revenue, Series A, AGMC Insured, 4.00%, 2/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,162,880
	Sale Tax Revenue, Series A, AGMC Insured, 4.00%, 2/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,160,000	1,336,192
	Virginia Independent School District #706, GO, Series A, 3.00%, 2/01/40 . . . . . . . . . . . . . . . . . . . . . . . .	3,295,000	3,532,174
	Virginia Public Goods ISD no. 706 GO, St. Louis County, School Building, Series A, 5.00%, 2/01/30 . . . . . .	3,600,000	4,649,940
	Watertown ISD No. 111 GO,
	Watertown-Mayer Public Schools, School Building, Capital Appreciation, Series A, 2/01/33. . . . . . . . .	2,470,000	1,925,933
	Watertown-Mayer Public Schools, School Building, Capital Appreciation, Series A, 2/01/34. . . . . . . . .	2,470,000	1,860,602
	Watertown-Mayer Public Schools, School Building, Capital Appreciation, Series A, 2/01/36. . . . . . . . .	1,470,000	1,029,353
	Watertown-Mayer Public Schools, School Building, Capital Appreciation, Series A, 2/01/37. . . . . . . . .	2,470,000	1,671,177
	Waterville-Elysian-Morristown ISD No. 2143 GO, School Building, Series A, 3.00%, 2/01/32 . . . . . . . . . . .	1,995,000	2,164,854

104	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

NOTE S TO STATE MENT S OF INVESTMENT S

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
West St. Paul-Mendota Heights-Eagan ISD No. 197 GO, Dakota County, School Building, Minnesota
School District Credit Enhancement Program, Series A, 4.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,655,000	$3,093,181
Western Minnesota Municipal Power Agency Revenue,
Power Supply, Series A, 5.00%, 1/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,313,250
Refunding, Series A, 5.00%, 1/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,581,500
Refunding, Series A, 5.00%, 1/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,370,000	3,760,920
Refunding, Series A, 5.00%, 1/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,332,060
Refunding, Series A, 5.00%, 1/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,641,490
Refunding, Series A, 5.00%, 1/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,035,000	2,466,339
Series A, Pre-Refunded, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,075,000	9,370,795
Series A, Pre-Refunded, 5.00%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,870,000	13,774,779
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29 . . . . . . . . . . . . . . . . . .	500,000	507,705
Total Municipal Bonds before Short Term Investments (Cost $949,456,589) .
		1,029,604,821
Short Term Investments 2.0%

Municipal Bonds 2.0%
Minnesota 2.0%
b Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put,
1.20%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,500,000
Allina Health System, Refunding, Series B-2, LOC JPMorgan Chase Bank, Daily VRDN and Put,
1.22%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,225,000	6,225,000
b Minnesota State Higher Education Facilities Authority Revenue, St. Paul Concordia University, Series
Six-Q, LOC US Bank National Association, Daily VRDN and Put, 1.22%, 4/01/37 . . . . . . . . . . . . . . . . . .	6,745,000	6,745,000
Total Short Term Investments (Cost $20,470,000) . . . . . . . . . . . . . . . . . . . . . . . . .
		20,470,000
Total Investments (Cost $969,926,589) 99.6% . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		1,050,074,821
Other Assets, less Liabilities 0.4% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		4,627,427
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,054,702,248

See Abbreviations on page 169.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	105

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Ohio Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.49$12.38

0.350.17

0.710.11

1.060.28

(0.35)(0.17)

$13.20$12.49

8.60%2.30%

0.81%0.80%

2.69%2.88%

$160,174$75,132

4.56%13.09%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

106	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Ohio Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . .

Total from investment operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.49	$12.46	$12.56	$12.90	$12.91

0.37	0.38	0.38	0.41	0.44
0.71	0.03	(0.10)	(0.34)	(0.01)

1.08	0.41	0.28	0.07	0.43

(0.37)	(0.38)	(0.38)	(0.41)	(0.44)

$13.20	$12.49	$12.46	$12.56	$12.90

8.76%	3.34%	2.26%	0.52%	3.43%
0.66%e	0.65%e	0.64%	0.63%	0.63%
2.84%	3.03%	3.02%	3.17%	3.41%
$996,280	$985,590	$1,090,194	$1,120,704	$1,186,318
4.56%	13.09%	15.46%	14.17%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	107

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Ohio Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.66	$12.63	$12.72	$13.06	$13.07

0.30	0.31	0.32	0.34	0.37
0.72	0.03	(0.10)	(0.34)	(0.01)

1.02	0.34	0.22	—	0.36

(0.30)	(0.31)	(0.31)	(0.34)	(0.37)

$13.38	$12.66	$12.63	$12.72	$13.06

8.16%	2.72%	1.75%	(0.05)%	2.82%
1.21%e	1.20%e	1.19%	1.18%	1.18%
2.29%	2.48%	2.47%	2.62%	2.86%
$203,367	$215,045	$308,088	$330,566	$322,560
4.56%	13.09%	15.46%	14.17%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

108	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Ohio Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.50	$12.47	$12.73

0.38	0.39	0.23
0.73	0.03	(0.26)

1.11	0.42	(0.03)

(0.39)	(0.39)	(0.23)

$13.22	$12.50	$12.47

8.90%	3.47%	(0.24)%
0.53%	0.53%	0.52%
0.52%g	0.51%g	0.50%
2.98%	3.17%	3.16%
$10,638	$6,942	$7,847
4.56%	13.09%	15.46%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	109

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Ohio Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.50	$12.47	$12.57	$12.91	$12.92

0.38	0.39	0.40	0.42	0.45
0.71	0.03	(0.10)	(0.34)	(0.01)

1.09	0.42	0.30	0.08	0.44

(0.38)	(0.39)	(0.40)	(0.42)	(0.45)

$13.21	$12.50	$12.47	$12.57	$12.91

8.86%	3.43%	2.36%	0.62%	3.53%
0.56%d	0.55%d	0.54%	0.53%	0.53%
2.94%	3.13%	3.12%	3.27%	3.51%
$243,913	$179,427	$170,329	$143,603	$80,279
4.56%	13.09%	15.46%	14.17%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

110	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Ohio Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.4%
Ohio 98.4%
Akron Income Tax Revenue,
Community Learning Centers, Pre-Refunded, 5.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,250,000	$4,653,198
Community Learning Centers, Series A, Pre-Refunded, 4.50%, 12/01/33 . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,092,000
Akron Waterworks System Mortgage Revenue, Improvement and Refunding, Assured Guaranty, 5.00%,
3/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,003,000
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Series A, Pre-Refunded, 5.25%, 6/01/38. . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,161,700
Catholic Healthcare Partners, Series B, Pre-Refunded, 5.25%, 9/01/27. . . . . . . . . . . . . . . . . . . . . . .	7,570,000	7,735,102
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46 . . . . . . . . . . . .	7,500,000	8,819,025
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,119,730
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,894,800
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28. . . . . . . . . . . . . . . . . . . .	5,000,000	5,780,550
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/37. . . . . . . . . . . . . . . . . . . .	3,700,000	4,606,204
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38. . . . . . . . . . . . . . . . . . . .	3,500,000	4,343,080
Prairie State Energy Campus Project, Refunding, Series C, 4.00%, 2/15/39. . . . . . . . . . . . . . . . . . . .	18,795,000	22,037,701
Prairie State Energy Campus Project, Series A, BAM Insured, Pre-refunded, 5.25%, 2/15/31 . . . . . . .	10,000,000	10,863,300
Solar Electricity Prepayment Project, Green Bonds, Series A, 5.00%, 2/15/44 . . . . . . . . . . . . . . . . . .	3,345,000	4,155,962
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction
and Improvement, Series A, 4.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,376,740
Apollo Career Center Joint Vocational School District GO, Counties of Allen Auglaize Hardin Hancock
Putnam and Van Wert, Various Purpose School Improvement, Refunding, 4.00%, 12/01/39 . . . . . . . . . . .	6,530,000	7,591,713
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49.	6,685,000	6,697,234
Bath Local School District GO,
Allen County, School Improvement, AGMC Insured, 4.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . .	1,295,000	1,316,989
Allen County, School Improvement, AGMC Insured, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . .	5,380,000	5,520,364
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,162,990
Big Walnut Local School District GO, Delaware County, School Facilities Construction and Improvement,
5.00%, 12/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,155,000	11,348,904
Bloom-Carroll Local School District GO, County of Fairfield, School Improvement, Series A, 5.00%,
11/01/55. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,025,000	8,684,094
Bluffton Village Hospital Facilities Revenue,
Blanchard Valley Health System, Refunding, 4.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,655,000	1,876,820
Blanchard Valley Health System, Refunding, 4.00%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,900,000	2,151,085
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42 . . . . . . .	3,250,000	3,996,363
Brecksville-Broadview Heights City School District GO, School Facilities Improvement, Pre-Refunded,
5.25%, 12/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,390,000	8,618,514
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,099,540
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . .	7,780,000	8,052,533
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,905,000	2,344,007
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	10,894,500
Butler County Hospital Facilities Revenue,
Cincinnati Children's Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29 . . . . . . . . . . . . . .	6,750,000	9,033,862
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36. . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,275,100
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41. . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,221,300
UC Health, Refunding, 4.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,289,200

franklintempleton.com	Annual Report	111

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Ohio Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Ohio (continued)
	Butler County Hospital Facilities Revenue, (continued)
	UC Health, Refunding, 4.00%, 11/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,140,000	$2,444,543
	UC Health, Refunding, 4.00%, 11/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,708,500
	UC Health, Refunding, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,270,000	23,884,749
	Canal Winchester Local School District GO,
	Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/32 . . . . . . . . . . . . . . . . . .	3,955,000	3,177,249
	Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/33 . . . . . . . . . . . . . . . . . .	2,000,000	1,566,740
	Central Solid Waste Authority GO,
	Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . .	1,505,000	1,612,592
	Improvement and Refunding, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32 . . . . . . . . . . . . .	15,440,000	16,561,716
	Chillicothe City School District GO,
	Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22 . . . . . . . . .	1,905,000	1,850,536
	Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23 . . . . . . . . .	1,905,000	1,825,485
	Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24 . . . . . . . . .	1,905,000	1,800,530
	Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and
	Improvement, 5.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,159,000
	Cincinnati City School District GO,
	Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27. . . . .	14,900,000	19,606,314
	Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28. . . . .	8,180,000	11,030,566
	Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40 . . . . . . . . . . . . .	6,500,000	7,879,170
	Cleveland Airport System Revenue,
	Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,232,140
	Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,616,070
	Cleveland GO,
	Pre-Refunded, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,965,000	3,348,137
	Refunding, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,000	39,413
	Cleveland Municipal School District GO,
	School Improvement, Refunding, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,600,000	3,999,204
	School Improvement, Refunding, 5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,109,160
	Cleveland Public Library Facilities Notes Revenue, Cuyahoga County, Series A, 4.00%, 12/01/45. . . . . . . .	5,000,000	5,925,000
	Cleveland Public Power System Revenue,
	Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38. . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	6,201,500
	Refunding, Series A, 4.00%, 11/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,802,850
	Refunding, Series A, 4.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	719,076
	Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,391,900
	Columbus GO,
	Various Purpose, Refunding, Series 3, 5.00%, 2/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,394,750
	Various Purpose, Series A, 5.00%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,825,000
	Various Purpose, Series A, 5.00%, 4/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	9,186,520
	Columbus Metropolitan Library Special Obligation Revenue,
	Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,970,000	3,035,993
	Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,125,000	4,214,801
	Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,620,000	6,750,282
	Library Fund Facilities Notes, Series 1, Pre-Refunded, 4.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . .	3,765,000	3,856,490
	Columbus Sewerage System Revenue,
	Refunding, 5.00%, 6/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,241,350
	Refunding, 4.00%, 6/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,943,400

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Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47 . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$5,329,500
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32 . . . . . . . . . . .	2,310,000	2,526,701
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%,
12/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,461,850
Cuyahoga County Excise Tax Revenue, Sports Facilities Improvement Project, Pre-Refunded, 5.00%,
12/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	576,510
Dayton City School District GO, School Facilities Construction and Improvement, Refunding, 5.00%,
11/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,771,750
Dayton Metro Library GO, Library Improvement, Series A, Pre-Refunded, 4.75%, 12/01/38 . . . . . . . . . . . .	20,000,000	21,376,400
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding,
Series A, 5.25%, 12/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,536,760
Defiance City School District GO, Defiance and Paulding Counties, Various Purpose, Refunding, 5.00%,
12/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,635,000	7,275,808
Delaware City School District GO, School Facilities Construction and Improvement, Pre-Refunded, 5.75%,
12/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,951,360
Dublin City School District GO, Franklin Delaware and Union Counties, School Facilities Construction and
Improvement, Series A, 4.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,690,800
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43 . .	5,500,000	6,625,190
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding,
5.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,456,000
Franklin County Hospital Facilities Revenue,
Nationwide Children's Hospital Project, Refunding, Series A, 4.00%, 11/01/44 . . . . . . . . . . . . . . . . . .	7,050,000	8,122,094
Nationwide Children's Hospital Project, Refunding, Series C, 5.00%, 11/01/34 . . . . . . . . . . . . . . . . . .	2,600,000	3,234,218
Nationwide Children's Hospital Project, Refunding, Series C, 4.00%, 11/01/40 . . . . . . . . . . . . . . . . . .	5,000,000	5,755,850
OhioHealth Corp., 5.00%, 5/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,290,000	7,512,587
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . .	7,500,000	9,211,350
Franklin County Sales Tax Revenue, Various Purpose, 5.00%, 6/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,620,720
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement,
Series A, 5.00%, 1/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,970,000	16,484,879
Grandview Heights City School District GO,
Franklin County, School Facilities Construction and Improvement, 4.00%, 12/01/51 . . . . . . . . . . . . . .	1,980,000	2,285,217
Franklin County, School Facilities Construction and Improvement, 5.00%, 12/01/53 . . . . . . . . . . . . . .	2,150,000	2,718,396
Greenville City School District GO, School Improvement, Pre-Refunded, 5.25%, 1/01/41 . . . . . . . . . . . . . .	2,000,000	2,161,900
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, Pre-
Refunded, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,205,000	6,871,913
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%,
8/15/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,090,600
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30. . . . . . .	7,000,000	7,068,040
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39. . . . . . .	7,000,000	7,055,440
Highland Local School District GO, Medina and Summit Counties, School Improvement, Series A,
Pre-Refunded, 5.25%, 12/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,710,840
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20 . . . . . . . . .	4,525,000	4,496,176
School Improvement, 4.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,305,900
Hudson City School District GO, School Improvement, 4.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . .	18,870,000	21,180,631
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Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Indian Creek Local School District GO,
School Facilities Construction and Improvement, Jefferson County, Series A, 5.00%, 11/01/55 . . . . . .	$ 3,000,000	$3,687,120
School Facilities Construction and Improvement, Jefferson County, Series B, BAM Insured, 5.00%,
11/01/55 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,910,000	4,791,627
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, Pre-Refunded, 5.00%,
1/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,010,000	29,073,718
Lakewood City School District GO, School Facilities Improvement, Series A, Pre-Refunded, 5.00%,
11/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,895,000	12,118,726
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26 . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,565,460
Butler County, Refunding, Series C, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,035,000	4,800,924
Lancaster City School District GO,
Fairfield County, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/49 . . .	9,540,000	10,565,359
Fairfield County, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/49 . . .	460,000	508,820
Little Miami Local School District GO,
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%,
11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,188,300
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%,
11/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,460,000	2,906,023
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32. . . . . .	9,605,000	13,358,250
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured,
ETM, 5.50%, 10/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,150,000	3,606,246
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20 . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	992,820
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21 . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	982,770
Marysville Wastewater Treatment System Revenue,
Refunding, BAM Insured, 4.00%, 12/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,015,000	3,311,284
Refunding, BAM Insured, 4.00%, 12/01/46. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,370,000	10,341,482
Refunding, BAM Insured, 5.00%, 12/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,035,000	5,892,007
Miami County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, Refunding
and Improvement, 5.00%, 8/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	14,805,840
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,241,120
General Receipts, Refunding, 5.00%, 9/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,320,000	2,721,337
General Receipts, Refunding, 5.00%, 9/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,089,750
General Receipts, Refunding, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,074,700
Miami Valley Career Technology Center GO, Montgomery Butler Champaign Darke Greene Miami Preble
Shelby and Warren Counties, Various Purpose School Improvement, 5.00%, 12/01/44 . . . . . . . . . . . . . .	20,000,000	24,895,400
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, Pre-Refunded, 5.25%, 12/01/40 . . . . . . . . . . . .	2,625,000	2,942,966
Counties of Butler and Warren, School Improvement, Pre-Refunded, 5.25%, 12/01/48 . . . . . . . . . . . .	15,000,000	16,816,950
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49 . . . . .	11,460,000	12,533,802
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,213,784
Refunding, Series C, 5.00%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,376,938
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49 . . . . . . . . .	10,000,000	10,606,200

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Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Pre-Refunded, 5.00%, 11/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,500,000	$6,580,255
Wastewater Improvement, Refunding, 3.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	4,988,385
Wastewater Improvement, Refunding, 4.00%, 11/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,655,700
Wastewater Improvement, Refunding, 4.00%, 11/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,598,740
Northeastern Local School District GO,
Counties of Clark and Champaign, School Improvement, AGMC Insured, 5.25%, 12/01/45 . . . . . . . . .	5,420,000	6,946,706
Counties of Clark and Champaign, School Improvement, AGMC Insured, 4.00%, 12/01/55 . . . . . . . . .	5,000,000	5,676,300
Northmont City School District GO, School Improvement, Series A, Pre-Refunded, 5.00%, 11/01/49. . . . . .	5,130,000	5,491,870
Northwest Local School District GO, Hamilton and Butler Counties, School Improvement, Pre-Refunded,
5.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,760,000	4,342,875
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,937,250
School Improvement, Series A, 5.25%, 11/01/51 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,645,000	9,200,605
Oakwood City School District GO, School Facilities Construction and Improvement Bonds, 4.00%,
12/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,340,000	7,349,835
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO, AGMC
Insured, 5.25%, 12/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	445,000	446,469
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc.
Project, 6.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,020,000	6,244,907
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,763,600
Common School, Series A, 5.00%, 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,203,600
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%,
5/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,298,340
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%,
5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,190,840
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,330,260
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26 . . . . . . . . . . . . . . . . . . . .	1,445,000	1,569,588
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40 .	21,805,000	22,004,080
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40 . . . . . . . . . . . . . . . . . . .	1,665,000	1,682,100
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40 . . . . . . . .	2,835,000	2,862,528
Kenyon College 2010 Project, Pre-Refunded, 5.25%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,460,000	20,755,852
Kenyon College 2010 Project, Refunding, 5.25%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,540,000	9,677,948
Kenyon College 2016 Project, Refunding, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,500,000	12,620,055
Kenyon College 2016 Project, Refunding, 4.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,193,600
Kenyon College 2017 Project, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,530,288
Kenyon College 2017 Project, 4.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,633,350
Xavier University Project, 5.00%, 5/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,500,000	14,575,255
Xavier University Project, 4.375%, 5/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,070,000	8,995,064
Ohio State Higher Educational Facility Revenue, University of Dayton 2018 Project, Series A, 4.00%,
12/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,885,000	13,626,271
Ohio State Hospital Revenue,
Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35 . . . . . . . . . . .	10,000,000	10,915,900
University Hospitals Health System Inc, Refunding, Series A, 3.00%, 1/15/45 . . . . . . . . . . . . . . . . . .	5,000,000	5,259,650
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Franklin Ohio Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Ohio (continued)
	Ohio State Turnpike and Infrastructure Commission Revenue,
	Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,485,000	$6,015,978
	Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,695,390
	Ohio State Turnpike Commission Revenue, Capital Appreciation, junior lien, Series A-2, BAM Insured, zero
	cpn., 2/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,665,000	2,544,976
	Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,350,000	41,796,221
	Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . .	4,325,000	4,889,629
	Ohio State Water Development Authority Revenue, Fresh Water, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . .	4,000,000	5,230,320
	Ohio State Water Development Authority Water PCR, Loan Fund, Series B, 5.00%, 12/01/44 . . . . . . . . . .	20,000,000	26,149,000
	Olentangy Local School District GO, Delaware and Franklin Counties, School Facilities Construction and
	Improvement, 4.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,235,000	17,085,748
	Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%,
	12/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,225,000	3,794,051
	Princeton City School District COP, Board of Education, School Facilities Project, Pre-Refunded, 4.50%,
	12/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,196,200
	Princeton City School District GO,
	School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40 . . . . . . . . . . . . . . . . . . . .	6,000,000	3,820,620
	School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41 . . . . . . . . . . . . . . . . . . . .	6,000,000	3,703,500
	School Improvement, Pre-Refunded, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	14,378,760
	Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46 . .	2,000,000	2,326,280
	Revere Local School District GO,
	School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/42 . . . . . . . . . . . . . . . . . . . . .	3,025,000	3,311,982
	School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . .	2,560,000	2,802,867
	Riverside Local School District GO, School Construction and Improvement, Series A, BAM Insured,
	Pre-Refunded, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,843,000
	Ross County Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and
	Improvement, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,188,000
	Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, Pre-Refunded,
	5.00%, 11/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,541,500
	South-Western City School District of Ohio Franklin and Pickaway Counties GO,
	School Facilities Construction and Improvement, Pre-Refunded, 4.00%, 12/01/42 . . . . . . . . . . . . . . .	10,000,000	10,714,900
	School Facilities Construction and Improvement, Series A, 4.00%, 12/01/48 . . . . . . . . . . . . . . . . . . .	3,500,000	4,115,265
	Springboro Community City School District GO,
	Refunding, AGMC Insured, 5.25%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,175,000	6,684,651
	Refunding, AGMC Insured, 5.25%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,642,140
	St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43 .	3,760,000	4,207,929
	Strongsville City School District GO, School Improvement, 4.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . .	17,515,000	17,823,264
	Summit County Port Authority Lease Revenue, The University of Akron Student Housing Project,
	Pre-Refunded, 6.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,580,000	12,074,165
	Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement,
	Pre-Refunded, 4.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,064,355
	Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36 . . . . . . .	9,700,000	11,460,841
	Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,885,000	6,870,031
	Toledo City School District GO, School Facilities Improvement, Series B, Pre-Refunded, 5.00%, 12/01/32 . .	7,830,000	8,725,360
	Toledo GO, Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28 . . . . . . . . . . . . . .	3,000,000	3,089,430
	Toledo Water System Revenue,
	Improvement and Refunding, 5.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,395,000	21,610,491
	Series A, 4.00%, 11/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,125,000	9,539,914

116	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Ohio Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Union County GO, Memorial Hospital, 5.00%, 12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$6,105,000
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,365,000	5,133,415
Refunding, Series A, 5.00%, 1/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,065,000	13,423,615
Refunding, Series A, 5.00%, 1/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,225,000	15,977,122
Refunding, Series A, 5.00%, 1/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,725,000	7,158,826
Refunding, Series A, BAM Insured, 5.00%, 1/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,308,960
University of Cincinnati General Receipt Revenue, Refunding, Series F, 5.00%, 6/01/32 . . . . . . . . . . . . . .	140,000	144,257
University of Cincinnati General Receipts Revenue,
Refunding, Series A, 4.00%, 6/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,450,000
Series C, Pre-Refunded, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,255,000	7,224,650
Series F, Pre-Refunded, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,665,000	5,838,179
University of Ohio General Receipts Revenue, Refunding, Series A, 5.00%, 12/01/44 . . . . . . . . . . . . . . . .	7,000,000	8,518,790
Upper Arlington City School District GO, Franklin County, School Facilities Construction and Improvement
Bonds, Refunding, Series A, 5.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	16,201,900
Warrensville Heights City School District GO,
School Improvement, Series A, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	650,000	756,626
School Improvement, Series A, 5.25%, 12/01/55 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,740,000	2,038,184
a West Carrollton City School District GO,
3.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,540,000	2,680,919
3.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,645,000	1,726,082
4.00%, 12/01/56 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,948,350
Westerville City School District GO,
a 3.00%, 12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,675,000	3,938,314
Refunding, XLCA Insured, 5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,820,000	4,856,213
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . .	2,765,000	3,228,055
Willoughby Eastlake City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/46 . . . . . .	10,000,000	12,290,200
Winton Woods City School District GO, County of Hamilton, Board of Education, Classroom Facilities,
Refunding, 4.00%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,981,190
Wyoming City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/42 . . . . . . . . . . . . .	7,250,000	7,937,808
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%,
12/01/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,285,000	8,460,070
Total Municipal Bonds before Short Term Investments (Cost $1,454,524,276) . .
		1,588,644,582

franklintempleton.com	Annual Report	117

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Ohio Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments 1.5%

Municipal Bonds 1.5%

Ohio 1.5%

bAllen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series C, LOC Bank of Montreal,

Daily VRDN and Put, 1.19%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 9,800,000	$9,800,000

bOhio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA

Wells Fargo Bank, Daily VRDN and Put, 1.16%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,905,000	14,905,000
Total Short Term Investments (Cost $24,705,000)
		24,705,000
Total Investments (Cost $1,479,229,276) 99.9%. . .
		1,613,349,582
Other Assets, less Liabilities 0.1% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		1,022,515
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,614,372,097

See Abbreviations on page 169.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

118	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Oregon Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.37$11.30

0.300.16

0.640.07

0.940.23

(0.31)(0.16)

$12.00$11.37

8.39%2.09%

0.80%0.80%

2.58%3.05%

$162,664$62,119

15.49%9.09%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	119

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Oregon Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.36	$11.37	$11.60	$11.89	$12.02

0.32	0.36	0.37	0.40	0.42
0.64	(0.01)	(0.22)	(0.29)	(0.12)

0.96	0.35	0.15	0.11	0.30

(0.33)	(0.36)	(0.38)	(0.40)	(0.43)

$11.99	$11.36	$11.37	$11.60	$11.89

8.56%	3.13%	1.29%	0.90%	2.54%
0.65%e	0.65%e	0.64%	0.63%	0.63%
2.73%	3.20%	3.22%	3.37%	3.55%
$866,593	$843,042	$932,929	$962,953	$960,516
15.49%	9.09%	12.63%	16.89%	11.84%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

120	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Oregon Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.54	$11.55	$11.77	$12.06	$12.19

0.26	0.30	0.32	0.34	0.36
0.66	(0.01)	(0.22)	(0.30)	(0.13)

0.92	0.29	0.10	0.04	0.23

(0.27)	(0.30)	(0.32)	(0.33)	(0.36)

$12.19	$11.54	$11.55	$11.77	$12.06

8.05%	2.51%	0.80%	0.32%	1.95%
1.20%e	1.20%e	1.19%	1.18%	1.18%
2.18%	2.65%	2.67%	2.82%	3.00%
$127,898	$128,133	$175,054	$197,041	$190,047
15.49%	9.09%	12.63%	16.89%	11.84%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	121

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Oregon Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.37	$11.38	$11.66

0.33	0.38	0.23
0.64	(0.02)	(0.29)

0.97	0.36	(0.06)

(0.34)	(0.37)	(0.22)

$12.00	$11.37	$11.38

8.69%	3.24%	(0.50)%
0.53%	0.53%	0.53%
0.52%g	0.52%g	0.51%
2.86%	3.33%	3.35%
$19,823	$13,308	$13,217
15.49%	9.09%	12.63%

aFor the year ended February 29.

bFor the period August 1, 2017 (effective date) to February 28, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

122	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Oregon Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.37	$11.38	$11.61	$11.90	$12.03

0.33	0.37	0.39	0.41	0.43
0.65	(0.01)	(0.23)	(0.29)	(0.12)

0.98	0.36	0.16	0.12	0.31

(0.34)	(0.37)	(0.39)	(0.41)	(0.44)

$12.01	$11.37	$11.38	$11.61	$11.90

8.75%	3.22%	1.38%	0.99%	2.64%
0.55%d	0.55%d	0.54%	0.53%	0.53%
2.83%	3.30%	3.32%	3.47%	3.65%
$145,073	$107,253	$101,300	$96,539	$51,607
15.49%	9.09%	12.63%	16.89%	11.84%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	123

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Oregon Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.9%
Oregon 95.8%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,250,000	$4,974,540
Columbia Memorial Hospital, 4.00%, 8/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	1,898,050
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,325,000	1,428,522
Central Lincoln People's Utility District Revenue, Electric System, 5.00%, 12/01/45 . . . . . . . . . . . . . . . . . .	2,900,000	3,446,012
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,050,000	12,045,052
Washington County, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,915,000	22,746,317
Washington County, 5.00%, 8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,545,000	27,738,835
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38 . . . . . . . . . . .	760,000	929,070
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/39 . . . . . . . . . . .	1,000,000	1,220,170
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40 . . . . . . . . . . .	1,250,000	1,522,225
Clackamas County School District No. 12 North Clackamas GO,
5.00%, 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,720,000	6,016,678
5.00%, 6/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	2,225,790
Capital Appreciation, Series A, zero cpn., 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	4,834,800
Capital Appreciation, Series A, zero cpn., 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,030,000	7,844,359
Capital Appreciation, Series A, zero cpn., 6/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,625,000	7,294,385
Series B, 5.00%, 6/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	10,134,240
Series B, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,595,100
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,130,000	8,689,204
Capital Appreciation, Refunding, zero cpn., 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,495,000	8,680,027
Clackamas County School District No. 62 Oregon City GO,
Full Faith and Credit, MAC Insured, Pre-Refunded, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . .	550,000	645,200
Full Faith and Credit, Refunding, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	990,000	1,146,668
Full Faith and Credit, Refunding, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	780,000	915,010
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	560,000	652,294
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	814,450
Full Faith and Credit Obligations, Pre-Refunded, MAC Insured, 5.00%, 6/01/29 . . . . . . . . . . . . . . . . .	440,000	516,160
Refunding, Series B, 5.00%, 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	25,050,200
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25 . .	3,075,000	3,773,702
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43. . . . . . . . . . . . . . . . . . . . . . . . . .	1,970,000	2,315,873
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35. .	5,175,000	5,236,790
Coos County School District No. 9 Coos Bay GO, 5.00%, 6/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,005,000	6,326,820
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,475,000	5,034,509
Crook and Deschutes Counties, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,090,000	9,073,663
Deschutes County Hospital Facility Authority Hospital Revenue, St. Charles Health System Inc., Refunding,
Series A, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,440,000	9,780,441
Eugene Electric Utility System Revenue,
5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,580,000	4,445,787
Series A, Pre-Refunded, 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,745,000	7,149,565
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,425,000	4,661,516

124	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36 . . . . . . . . . . . .	$ 2,500,000	$2,884,450
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37 . . . . . . . . . . . . . . . . . . . .	3,500,000	3,730,615
Independence GO,
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35 . . . . . . . . . . . .	2,110,000	2,135,489
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40 . . . . . . . . . . . .	3,975,000	4,023,018
Jackson County School District No. 5 Ashland GO,
5.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,015,000	6,564,635
5.00%, 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,475,000	7,132,118
5.00%, 6/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,970,000	7,757,836
5.00%, 6/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,495,000	8,422,131
5.00%, 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,763,820
Jackson County School District No. 6 Central Point GO,
Deferred Interest, Series B, zero cpn., 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	705,000	402,040
Deferred Interest, Series B, zero cpn., 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	710,000	388,966
Deferred Interest, Series B, zero cpn., 6/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	610,000	320,927
Deferred Interest, Series B, zero cpn., 6/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	820,000	414,789
Deferred Interest, Series B, zero cpn., 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,115,000	541,277
Deferred Interest, Series B, zero cpn., 6/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	985,000	459,936
Deferred Interest, Series B, zero cpn., 6/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,190,000	531,930
Deferred Interest, Series B, zero cpn., 6/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,170,000	502,503
Deferred Interest, Series B, zero cpn., 6/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,320,000	544,645
Deferred Interest, Series B, zero cpn., 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,270,000	503,568
Jefferson County School District No. 509J GO,
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,129,180
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,410,000	1,589,225
Jefferson and Wasco Counties, Series B, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,258,360
Jefferson School District No. 14J GO, Marion and Linn Counties, Series B, 5.00%, 6/15/41 . . . . . . . . . . . .	1,360,000	1,677,138
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31 . . . . . . .	1,660,000	1,665,163
Klamath County School District GO,
5.00%, 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,155,000	1,303,406
5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,095,000	1,234,941
5.00%, 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,126,410
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding,
5.00%, 9/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,183,080
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,175,000	3,969,131
Series A, 5.00%, 6/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,115,000	2,622,875
Series A, 5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,453,960
Linn and Marion Counties School District No. 129J Santiam Canyon GO,
5.00%, 6/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,306,050
5.00%, 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,330,000	3,010,290
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40 . . . . . . . . . . . . . . . . . .	25,000,000	25,369,500
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40 . . . . . . . . . . . . . . . . . . . .	10,050,000	10,192,006
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,665,600
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,420,000	10,368,594

franklintempleton.com	Annual Report	125

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Oregon (continued)
	Metro Dedicated Tax Revenue,
	Oregon Convention Center Hotel Project, 5.00%, 6/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 7,500,000	$9,201,525
	Oregon Convention Center Hotel Project, 5.00%, 6/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,950,000	13,345,422
	Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO,
	Deferred Interest, Series A, zero cpn., 6/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,500,000	5,540,020
	Series B, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,885,000	9,931,236
	Multnomah County David Douglas School District No. 40 GO,
	Series B, zero cpn., 6/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,640,000	1,567,233
	Series B, zero cpn., 6/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,325,000	1,250,032
	Series B, zero cpn., 6/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,585,000	2,392,392
	Series B, zero cpn., 6/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,655,000	2,409,758
	Series B, zero cpn., 6/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,495,000	2,219,652
	Series B, zero cpn., 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,595,000	2,257,884
	Series B, zero cpn., 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,885,000	1,595,671
	Series B, zero cpn., 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,030,000	1,678,079
	Series B, zero cpn., 6/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	1,616,460
	Multnomah County Hospital Facilities Authority Revenue, Terwilliger Plaza Inc., Refunding, 5.00%,
	12/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,690,000	4,015,679
	Multnomah County School District No. 3 Park Rose GO,
	Series A, Pre-Refunded, 5.00%, 6/30/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,111,300
	Series A, Pre-Refunded, 5.00%, 6/30/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,583,475
	Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35 . . . . . . . . . . . . . . . . . .	6,605,000	6,667,747
	North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22 . . . . . . . . . . . . . . . .	55,000	55,173
	Oregon Health and Science University Revenue,
	Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21 . . . . . . . . . . . . . . . . . . .	4,500,000	4,343,490
	Series A, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,335,200
	Oregon State Department of Administrative Services Lottery Revenue,
	Series A, 5.00%, 4/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,800,000	6,520,128
	Series A, 5.00%, 4/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,599,700
	Oregon State Department of Transporation Highway User Tax Revenue, sub. lien, Refunding, Series A,
	5.00%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,000,000	39,354,900
	Oregon State Facilities Authority Revenue,
	College Housing North West Project, Series A, 4.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,675,000	1,730,761
	College Housing North West Project, Series A, 5.00%, 10/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,670,000	1,812,935
	College Housing North West Project, Series A, 5.00%, 10/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,298,600
	Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	9,522,160
	Legacy Health System, Refunding, Series A, 5.00%, 3/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,504,005
	Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . .	30,000,000	32,186,100
	Limited College Project, Refunding, Series A, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,043,120
	Limited College Project, Refunding, Series A, 5.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,975,000	3,037,862
	Limited College Project, Refunding, Series A, 5.25%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	3,830,513
	Providence Health and Services, Series C, 5.00%, 10/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,744,640
	Reed College Project, Series A, Pre-Refunded, 5.00%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,520,970
	Reed College Project, Series A, Pre-Refunded, 4.75%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,026,320
	Reed College Project, Series A, Pre-Refunded, 5.125%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,143,800
	Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . .	13,990,000	14,282,111
	Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . .	7,800,000	9,179,898

126	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46 . . . . . . . . . . . . . . . . . . . .	$ 3,500,000	$4,096,330
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%,
7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,910,000	9,605,871
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . .	1,950,000	2,360,690
Oregon State GO,
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	18,811,650
Article XI-Q State Projects, Series A, 5.00%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,464,600
Article XI-Q State Projects, Series A, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,502,800
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,050,000	3,055,643
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,315,000	3,952,939
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,005,000	8,408,942
Higher Education, Article XI-G Projects, Series G, 5.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . .	25,370,000	33,174,827
Higher Education, Article XI-G University Projects, Refunding, Series L, 5.00%, 8/01/42 . . . . . . . . . . .	3,270,000	4,100,940
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38. . . . . . . . . . . . . . . . . . . . . . .	1,020,000	1,023,131
Various Projects, Series H, Pre-Refunded, 5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,090,250
Oregon State Housing and Community Services Department Mortgage Revenue,
SFM Program, Refunding, Series B, 2.90%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,000,000	30,989,400
SFM Program, Series A, 2.90%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,905,000	14,420,180
SFM Program, Series C, 4.75%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	220,000	220,235
Oregon State University General Revenue, Series A, 5.00%, 4/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	14,611,500
Philomath School District No. 17J GO, Benton and Polk Counties, Series B, zero cpn., 6/15/31 . . . . . . . . .	1,000,000	831,270
Port of Portland International Airport Revenue,
Series Twenty-Five A, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,425,000	15,752,291
Series Twenty-Five B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,250,000	20,436,975
Series Twenty-Four A, 5.00%, 7/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,700,000	5,738,465
Series Twenty-Four B, 5.00%, 7/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,395,000	11,222,327
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn.,
6/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	989,870
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28 . . . .	7,840,000	8,242,819
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29 . . . .	8,330,000	8,755,913
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30 . . . .	8,750,000	9,193,975
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,035,000	1,130,706
Series C, 5.00%, 6/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,088,900
Series C, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,088,190
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34 . . . . . . . . . . . . . . . . . . . . . . . . .	25,270,000	25,270,000
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,050,210
Interstate Corridor, Series B, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,049,820
Interstate Corridor, Series B, 5.00%, 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,049,160
Lents Town Center, Series B, 5.00%, 6/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,528,400
Lents Town Center, Series B, 5.00%, 6/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,175,000	1,188,242
Lents Town Center, Series B, 4.75%, 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,010,280
Lents Town Center, Series B, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	1,820,124
North Macadam, Series B, 5.00%, 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	4,296,920

franklintempleton.com	Annual Report	127

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation, (continued)
North Macadam, Series B, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,725,000	$4,776,597
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . .	18,000,000	23,496,300
Redmond School District No. 2J GO, Deschutes and Jefferson Counties, Series A, NATL Insured, 5.00%,
6/15/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,000	85,272
Salem Hospital Facility Authority Revenue,
Capital Manor Project, 5.00%, 5/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	555,000	666,150
Capital Manor Project, 5.00%, 5/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	595,235
Capital Manor Project, 5.00%, 5/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,181,930
Capital Manor Project, 5.00%, 5/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	2,000,169
Capital Manor Project, 5.00%, 5/15/53 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,809,293
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,500,000	48,077,145
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30 . . . . . . .	8,500,000	7,232,140
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,529,460
Clatsop County, Series B, 5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,155,775
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%,
6/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,240,000	4,441,612
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
Series A, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,520,000	3,236,335
Series B, 5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,850,000	3,669,204
Tri-County Metropolitan Transportation District Revenue,
Capital Grant Receipt, Series A, 5.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,865,000	8,734,202
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,650,000	22,996,009
Payroll Tax, senior lien, Series A, 4.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,850,000	8,995,943
Payroll Tax, senior lien, Series A, 5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,505,000	23,153,086
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	12,158,960
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,370,100
Umatilla County Pendleton School District No. 16R GO, Series A, Pre-Refunded, 5.00%, 6/15/37. . . . . . . .	4,970,000	5,849,491
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,442,600
Series A, 5.00%, 4/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,690,000	14,046,587
Warm Springs Reservation Confederated Tribes Hydroelectric Revenue,
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%,
11/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	250,000	309,375
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%,
11/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	246,284
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%,
11/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	916,718
Pelton-Round Butte Project, Tribal Economic Development, Green Bond, Refunding, Series B, 5.00%,
11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	848,631
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,400,000	11,865,714
Tigard-Tualatin, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,557,060
Tigard-Tualatin, Series A, 5.00%, 6/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,545,450
Tigard-Tualatin, Series A, 5.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,410,000	21,430,968

128	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,350,000	$1,339,218
Series A, zero cpn., 6/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,275,000	1,783,565
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	9,359,760
Series B, 5.00%, 6/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	12,856,250
Series D, 5.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,623,100
Series D, 15/35, 5.00%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,647,300
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,545,000	2,192,059
Series B, zero cpn., 6/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,490,000	2,086,446
Series B, zero cpn., 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,140,000	2,566,762
Washington Multnomah and Yamhill Countys or School District No.1J GO, Washington, Yamhill,
Multnomah Counties, 4.00%, 6/15/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,750,000	10,750,425
Washington Multnomah and Yamhill CSD GO No.1 J, 4.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,350,000	6,527,214
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,930,000	3,528,013
Marion County, 5.00%, 6/15/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,200,000	3,844,608
Marion County, 5.00%, 6/15/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,075,000	2,487,593
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47 . . . . . . . . . . . .	1,600,000	1,948,800

		1,266,993,270
U.S. Territories 1.1%

Puerto Rico 1.1%
Children's Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43 . . . . . . . .	6,000,000	6,210,120
a Puerto Rico Electric Power Authority Power Revenue, Series WW-RSA-1, 5.25%, 7/01/33 . . . . . . . . . . . . .	9,690,000	7,764,112
		13,974,232
Total Municipal Bonds before Short Term Investments (Cost $1,178,098,771)
		1,280,967,502

franklintempleton.com	Annual Report	129

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Oregon Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Short Term Investments 2.4%
Municipal Bonds 2.4%
Oregon 2.4%
b Oregon State Facilities Authority Revenue,
PeaceHealth, Refunding, Series B, LOC TD Bank National Association, Daily VRDN and Put, 1.18%,
8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$26,700,000	$26,700,000
PeaceHealth, Refunding, Series B, LOC US Bank National Association, Daily VRDN and Put, 1.16%,
8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	4,500,000
Total Short Term Investments (Cost $31,200,000) . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		31,200,000
Total Investments (Cost $1,209,298,771) 99.3%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		1,312,167,502
Other Assets, less Liabilities 0.7% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		9,883,575
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,322,051,077

See Abbreviations on page 169.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

130	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.73	$ 9.74

0.290.16

0.39(0.01)

0.680.15

(0.30)(0.16)

$10.11	$ 9.73

7.14%1.59%

0.82%0.83%

2.98%3.40%

$105,032$52,673

13.61%6.40%

aFor the year ended February 29.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	131

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.73	$ 9.78	$10.12	$10.33	$10.51

0.31	0.34	0.35	0.39	0.40
0.39	(0.04)	(0.32)	(0.22)	(0.18)

0.70	0.30	0.03	0.17	0.22

(0.32)	(0.35)	(0.37)	(0.38)	(0.40)

$10.11	$ 9.73	$ 9.78	$10.12	$10.33

7.29%	3.17%	0.31%	1.62%	2.15%
0.67%e	0.68%e	0.66%	0.64%	0.64%
3.13%	3.55%	3.49%	3.73%	3.92%
$772,506	$784,367	$860,737	$942,320	$965,479
13.61%	6.40%	13.33%	10.88%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

132	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.86	$ 9.91	$10.24	$10.45	$10.63

0.26	0.30	0.30	0.33	0.35
0.39	(0.05)	(0.31)	(0.22)	(0.19)

0.65	0.25	(0.01)	0.11	0.16

(0.27)	(0.30)	(0.32)	(0.32)	(0.34)

$10.24	$ 9.86	$ 9.91	$10.24	$10.45

6.64%	2.56%	(0.15)%	1.04%	1.56%
1.22%e	1.23%e	1.21%	1.19%	1.19%
2.58%	3.00%	2.94%	3.18%	3.37%
$146,042	$173,240	$245,520	$283,260	$282,541
13.61%	6.40%	13.33%	10.88%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	133

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.75	$ 9.80	$10.06

0.32	0.36	0.21
0.38	(0.04)	(0.25)

0.70	0.32	(0.04)

(0.33)	(0.37)	(0.22)

$10.12	$ 9.75	$ 9.80

7.32%	3.30%	(0.43)%
0.55%	0.57%	0.57%
0.53%g	0.54%g	0.52%
3.27%	3.69%	3.63%
$2,905	$2,282	$2,085
13.61%	6.40%	13.33%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

134	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.75	$ 9.80	$10.13	$10.34	$10.52

0.32	0.36	0.36	0.40	0.41
0.38	(0.05)	(0.31)	(0.22)	(0.18)

0.70	0.31	0.05	0.18	0.23

(0.33)	(0.36)	(0.38)	(0.39)	(0.41)

$10.12	$ 9.75	$ 9.80	$10.13	$10.34

7.28%	3.27%	0.51%	1.72%	2.25%
0.57%d	0.58%d	0.56%	0.54%	0.54%
3.23%	3.65%	3.59%	3.83%	4.02%
$98,190	$81,595	$79,153	$85,753	$52,807
13.61%	6.40%	13.33%	10.88%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	135

F R A N K L IN TAX - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Pennsylvania Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 95.4%
Pennsylvania 94.7%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . .	$12,000,000	$ 13,729,320
Allegheny County GO,
Series C-65, 5.375%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,160,000	2,270,851
Series C-65, Pre-Refunded, 5.375%, 5/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,840,000	2,990,861
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,140,310
Robert Morris University, 5.00%, 10/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,156,190
Robert Morris University, 5.00%, 10/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,625,000	1,849,786
Robert Morris University, Refunding, 5.00%, 10/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,080,000	2,361,008
Allegheny County Sanitary Authority Sewer Revenue,
Allegheny County, 5.00%, 6/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,798,230
Allegheny County, AGMC Insured, 5.00%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,148,950
Berks County IDA Healthcare Facilities Revenue,
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,030,000	1,189,331
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,137,360
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/42. . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,172,010
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/47. . . . . . . . . . . . . . . . . . . . . . . . .	600,000	697,302
The Highlands at Wyomissing, Series C, 5.00%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,245,000	1,420,582
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series
A, 5.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,587,300
Bethlehem GO, Lehigh and Northampton Counties, Series B, AGMC Insured, Pre-Refunded, 6.50%,
12/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,970,000	5,323,864
Bucks County IDA Hospital Revenue, St. Lukes University Health Network Project, 4.00%, 8/15/44 . . . . . .	1,500,000	1,696,515
Bucks County IDAR, George School Project, 5.00%, 9/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,306,400
Bucks County Water and Sewer Authority Sewer System Revenue, Series A, AGMC Insured, Pre-
Refunded, 5.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,579,275
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, Pre-Refunded, 5.00%,
12/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,740,500
Butler County Hospital Authority Hospital Revenue, Butler Health System Project, Refunding, Series A,
5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,625,000	1,876,095
Canon-McMillan School District GO,
Washington County, Refunding, BAM Insured, 4.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,075,000	6,837,473
Washington County, Refunding, BAM Insured, 4.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,680,000	8,629,402
Washington County, Refunding, BAM Insured, 4.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	5,884,410
Washington County, Refunding, BAM Insured, 4.00%, 6/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,703,680
Centennial School District GO, Bucks County, Series A, 5.00%, 12/15/37 . . . . . . . . . . . . . . . . . . . . . . . .	5,855,000	6,047,981
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Pre-Refunded, 5.375%, 12/01/41 . . . .	3,000,000	3,233,430
Centre County Hospital Authority Revenue,
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/42 . . . . . . . . . . . . . . . . . .	1,215,000	1,483,722
Mount Nittany Medical Center Project, Refunding, Series A, 4.00%, 11/15/47 . . . . . . . . . . . . . . . . . .	1,840,000	2,052,796
Chester County GO,
4.00%, 7/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,178,060
4.00%, 7/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,120,000	1,313,894
4.00%, 7/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,330,000	1,554,810
Chester County Health and Education Facilities Authority Revenue, Health System, Main Line Health
System, Series A, 4.00%, 9/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	10,687,500

136	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%,
8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 500,000	$554,490
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%,
8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,648,440
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,804,500
Series B, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,051,500
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42 . . . . . . . . .	4,500,000	4,913,010
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%,
5/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,742,000
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project, Series A,
5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,590,000	16,807,891
Delaware County Authority Revenue,
Elwyn Project, Refunding, 5.00%, 6/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,040,000	3,412,917
Elwyn Project, Refunding, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,620,000	1,807,191
Haverford College, Pre-Refunded, 5.00%, 11/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,375,000	2,394,523
Haverford College, Refunding, 5.00%, 11/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	625,000	629,413
Villanova University, 4.00%, 8/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,120,000	2,339,293
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,280,138
Neumann University, 5.25%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,274,500
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36 . . . . . . . . . .	2,005,000	2,284,016
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project,
BAM Insured, 5.00%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,408,438
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,563,007
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%,
7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,278,300
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,123,320
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,150,000	3,208,559
Erie Water Authority Water Revenue, Erie County, Refunding, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . .	6,000,000	7,231,680
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41 . . . . . . .	2,210,000	2,355,352
Franklin County IDAR, The Chambersburg Hospital Project, Pre-Refunded, 5.375%, 7/01/42 . . . . . . . . . . .	10,000,000	10,148,700
Geisinger Authority Revenue, Geisinger Health System, Montour County, Refunding, Series A-1, 5.00%,
2/15/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,055,000	22,983,760
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania
Project, Series II, Pre-Refunded, 5.75%, 11/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,500,000	10,045,680
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . .	11,955,000	13,500,064
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,025,000	3,083,171
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,735,000	2,787,047
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,075,000	5,179,443
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,765,000	4,863,064

franklintempleton.com	Annual Report	137

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

		Principal
		Amount	Value

	Municipal Bonds (continued)
	Pennsylvania (continued)
	Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding,
	Series B, 5.00%, 8/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,165,000	$5,015,076
	Lancaster IDAR,
	Willow Valley Communities Project, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,850,000	2,210,140
	Willow Valley Communities Project, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,300,000	2,737,207
	Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43 . . . . . . . . . . . . . . . . . . . . . . .	4,120,000	4,421,790
	Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%,
	12/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,240,000	5,917,846
	Lycoming County Authority Revenue,
	AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38 . . . . . . . . . . . . .	1,400,000	1,607,172
	AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43 . . . . . . . . . . . . .	1,495,000	1,712,597
	Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded,
	5.00%, 1/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,294,320
	Montgomery County Higher Education and Health Authority Revenue,
	Arcadia University, 5.625%, 4/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,750,000	5,771,390
	Thomas Jefferson University, Refunding, 4.00%, 9/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,556,100
	Thomas Jefferson University, Refunding, 4.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,443,310
	Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,750,090
	Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, Pre-Refunded,
	5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,600,000	10,433,280
	Montgomery County IDAR,
	Meadowood Senior Living Project, Refunding, Series A, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,911,550
	New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38 . . . . .	4,995,000	5,088,157
	Waverly Heights Ltd. Project, Refunding, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,195,890
	Waverly Heights Ltd. Project, Refunding, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,191,910
	Northampton County General Purpose Authority Hospital Revenue,
	St. Luke's Hospital Project, Series B, 5.50%, 8/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,239,798
	St. Luke's University Health Network Project, Refunding, Series A, 5.00%, 8/15/43. . . . . . . . . . . . . . .	2,285,000	2,823,529
	St. Luke's University Health Network Project, Refunding, Series A, 5.00%, 8/15/46. . . . . . . . . . . . . . .	10,000,000	11,919,500
	St. Luke's University Health Network Project, Refunding, Series A, 5.00%, 8/15/48. . . . . . . . . . . . . . .	2,500,000	3,069,475
	Northeastern Hospital and Education Authority Revenue,
	King's College Project, Refunding, 5.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,224,680
	Wilkes University Project, Series A, 5.25%, 3/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,534,856
	Pennsylvania State Economic Development Financing Authority Revenue,
	UPMC, Refunding, Series A, 4.00%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,757,000
	UPMC, Series A, 5.00%, 2/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,751,950
	Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . .	25,000,000	25,732,250
	Pennsylvania State HFA,
	SFMR, 3.40%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,422,220
	SFMR, Series 130A, 3.00%, 10/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,230,100
	Pennsylvania State Higher Educational Facilities Authority Revenue,
	AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42 . . . . . . . .	1,800,000	1,937,574
	AICUP Financing Program, St. Francis University Project, Series JJ2, Pre-Refunded, 6.25%, 11/01/41.	3,840,000	4,185,946
	Bryn Mawr College, Refunding, 4.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,177,930
	Bryn Mawr College, Refunding, 5.00%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,365,000	7,489,186
	Bryn Mawr College, Refunding, 4.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,930,450
	Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43 . . . . . . . . . .	3,500,000	3,559,640

138	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Foundation for Indiana University, Student Housing Project, Series B, Pre-Refunded, 5.00%, 7/01/41 . .	$ 1,250,000	$1,371,438
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of
Pennsylvania, Pre-Refunded, 5.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,548,582
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of
Pennsylvania, Pre-Refunded, 6.25%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,593,390
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of
Pennsylvania, Pre-Refunded, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,212,260
St. Joseph's University, Series A, 5.00%, 11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,360,900
Temple University, First Series, 5.00%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,080,000
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,980,000	16,980,000
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . .	7,465,000	8,734,946
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36 . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,438,737
The Trustees of the University of Pennsylvania, Series A, 4.00%, 2/15/43 . . . . . . . . . . . . . . . . . . . . .	12,575,000	14,569,898
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46 . . . . . . . . . . . . . . . . . . . . .	14,000,000	17,211,040
The Trustees of the University of Pennsylvania, Series A, 5.00%, 2/15/48 . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,271,800
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41 . . . . . . . . . .	25,000,000	26,058,250
University of the Sciences in Philadelphia, 5.00%, 11/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,422,300
University of Pennsylvania Health System, 5.00%, 8/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,475,000	7,698,386
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41 . . . . . . . . . . . . . . . . . . . .	3,950,000	4,233,096
University of Pennsylvania Health System, Series A, 4.00%, 8/15/42 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,766,750
University of Pennsylvania Health System, Series A, 5.00%, 8/15/42 . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	11,153,880
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	13,110,370
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	5,552,525
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
Refunding, Series A, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,175,820
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Senior, Refunding, Series A, 5.00%,
12/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,600,000	23,421,306
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund-Enhanced Turnpike, Special, Subordinate, Series A, Pre-Refunded, 5.50%,
12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,177,050
Series B, Pre-Refunded, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,595,000	8,757,187
Series C, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,405,000	2,727,414
Pennsylvania State University Revenue,
5.00%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,500,000
5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,955,000	7,545,878
Series A, 5.00%, 9/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,490,000	12,457,504
Series A, 5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,288,300
Series A, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,750,000	19,690,650
Series A, 5.00%, 9/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,475,000	7,110,820
Series A, 5.00%, 9/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,780,000	7,497,758
Series A, 5.00%, 9/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,419,300
Series A, 5.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,720,000	8,682,845
a Series A, 4.00%, 9/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,972,050
franklintempleton.com	Annual Report	139

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Airport Revenue,
Refunding, Series B, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 12,119,700
Series A, AGMC Insured, 5.00%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,055,050
Series A, AGMC Insured, 5.00%, 6/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,054,200
Philadelphia Authority for IDR,
The Children's Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,785,450
International Apartments at Temple University, Series A, 5.625%, 6/15/42 . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,039,920
Temple University, First Series, 5.00%, 4/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,735,500
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . .	11,150,000	13,334,396
Philadelphia Gas Works Revenue,
1998 General Ordinance, Ninth Series, 5.25%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,490,000	3,553,483
1998 General Ordinance, Ninth Series, Pre-Refunded, 5.25%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . .	2,230,000	2,270,452
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,070,250
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,236,300
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32 . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,224,740
Twelfth, Series B, NATL Insured, ETM, 7.00%, 5/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	105,000	106,279
Philadelphia GO,
Series A, Pre-Refunded, 5.25%, 7/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,303,900
Series B, 5.00%, 2/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	4,309,107
Series B, 5.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,950,000	6,448,761
Series B, 5.00%, 2/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,244,901
Series B, 5.00%, 2/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,237,125
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children's Hospital of
Philadelphia Project, Series C, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,247,450
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%,
12/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,017,850
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,504,500
Series A, 5.00%, 1/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	13,406,510
Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,340,700
Series A, 5.125%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,345,000
Series A, 5.00%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,301,050
Series A, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,707,200
Series A, 5.00%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,129,650
Series B, 5.00%, 11/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,379,300
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,380,000	5,474,311
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,620,000	1,648,058
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39 . . . . . . . . . . . . . .	15,130,000	15,388,118
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke's Hospital, Monroe Project, Series
A, 5.00%, 8/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,801,200
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, Refunding, 5.00%,
11/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,680,160
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,145,300

140	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
State College Area School District GO,
Centre County, 5.00%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,075,000	$1,374,237
Centre County, 5.00%, 3/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,400,000	19,272,788
Centre County, 5.00%, 5/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,404,750
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,095,000	8,702,727
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,673,140
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43 . . . . . . . . . . . . . . . . . . . .	1,000,000	1,128,420
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University,
Series A, 5.00%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,404,600
Washington County IDA College Revenue,
Washington and Jefferson College, Pre-Refunded, 5.25%, 11/01/30 . . . . . . . . . . . . . . . . . . . . . . . . .	7,525,000	7,579,105
Washington and Jefferson College Project, Pre-Refunded, 5.00%, 11/01/36 . . . . . . . . . . . . . . . . . . .	8,470,000	8,527,511

		1,064,232,093
U.S. Territories 0.7%

Puerto Rico 0.7%
b Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . .	10,000,000	8,012,500
.Total Municipal Bonds before Short Term Investments (Cost $1,003,154,930) . .		1,072,244,593
Short Term Investments 4.1%

Municipal Bonds 4.1%
Pennsylvania 4.1%
c Geisinger Authority Revenue,
Geisinger Health System, Montour County, Refunding, Series A, SPA TD Bank National Association,
Daily VRDN and Put, 1.15%, 5/15/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,100,000	15,100,000
Geisinger Health System, Montour County, Series A, SPA TD Bank National Association, Daily VRDN
and Put, 1.15%, 10/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,100,000	17,100,000
c Pennsylvania State Higher Educational Facilities Authority Revenue, Drexel University Multi-Modal, Series
B, LOC TD Bank National Association, Daily VRDN and Put, 1.18%, 5/01/30 . . . . . . . . . . . . . . . . . . . . .	12,600,000	12,600,000
franklintempleton.com	Annual Report	141

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Pennsylvania Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Pennsylvania (continued)

cPhiladelphia Hospitals and Higher Education Facilities Authority Revenue, The Children's Hospital of

Philadelphia Project, Series B, SPA Bank of America, Daily VRDN and Put, 1.24%, 7/01/41. . . . . . . . . . .	$1,500,000	$1,500,000
Total Short Term Investments (Cost $46,300,000) . . . . . . . . . . . . . . . . . .
		46,300,000
Total Investments (Cost $1,049,454,930) 99.5%. . . . . . . . . . . . . . . . . . . . .
		1,118,544,593
Other Assets, less Liabilities 0.5% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		6,129,720
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,124,674,313

See Abbreviations on page 169.

aSecurity purchased on a when-issued basis. See Note 1(b). bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

142	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities

February 29, 2020

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .

$928,011,173	$692,758,735	$196,981,672	$873,128,534

$1,018,770,351	$754,138,579	$211,057,976	$958,065,020
118,165	36,882	37,083	40,144
2,884,513	3,587,798	50,358	384,859
8,282,612	8,416,056	1,747,904	12,157,690
1,253	925	260	12,059

1,030,056,894	766,180,240	212,893,581	970,659,772

—	3,168,234	—	—
2,649,771	1,019,445	152,948	1,274,345
405,141	305,928	98,844	383,706
120,059	87,980	26,644	112,722
97,062	82,137	24,329	103,315
235,798	83,573	75,373	225,649
47,904	44,428	21,477	61,031

3,555,735	4,791,725	399,615	2,160,768

$1,026,501,159	$761,388,515	$212,493,966	$968,499,004

$995,009,758	$746,852,497	$233,770,280	$952,357,745
31,491,401	14,536,018	(21,276,314)	16,141,259

$1,026,501,159	$761,388,515	$212,493,966	$968,499,004

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	143

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . .

$132,026,213	$ 87,683,529	$ 21,670,112	$ 74,740,497

11,745,607	7,329,207	2,085,990	6,212,346

$11.24	$11.96	$10.39	$12.03

$11.68	$12.43	$10.79	$12.50

$672,061,320	$477,155,235	$150,080,565	$731,567,768

59,896,112	39,905,540	14,463,860	60,882,891

$11.22	$11.96	$10.38	$12.02

$11.66	$12.43	$10.78	$12.49

$ 80,562,126	$ 66,329,044	$ 20,420,683	$ 78,320,583

7,057,092	5,478,912	1,951,748	6,413,106

$11.42	$12.11	$10.46	$12.21

$ 16,970,593	$ 14,296,834	$299,063	$ 4,153,104

1,507,680	1,194,702	28,820	344,191

$11.26	$11.97	$10.38	$12.07

$124,880,907	$115,923,873	$ 20,023,543	$ 79,717,052

11,093,862	9,694,188	1,930,930	6,612,151

$11.26	$11.96	$10.37	$12.06

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

144	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased. . . . . . . . . . . . . . . . . .

Capital shares redeemed. . . . . . . . . . . . . . . . . . . . . . .

Management fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . .

Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . .

$969,926,589	$1,479,229,276	$1,209,298,771	$1,049,454,930

$1,050,074,821	$1,613,349,582	$1,312,167,502	$1,118,544,593
235,117	315,031	131,212	221,468
1,582,884	990,814	1,595,948	1,179,529
7,284,592	15,403,551	12,447,392	13,352,571
1,290	1,972	1,619	1,387

1,059,178,704	1,630,060,950	1,326,343,673	1,133,299,548

2,604,411	12,087,518	—	5,803,700
969,000	2,250,048	3,272,364	1,796,357
415,586	625,526	516,314	442,171
137,978	214,346	166,005	157,398
147,683	177,875	124,688	117,805
142,934	238,547	150,232	239,342
58,864	94,993	62,993	68,462

4,476,456	15,688,853	4,292,596	8,625,235

$1,054,702,248	$1,614,372,097	$1,322,051,077	$1,124,674,313

$984,764,207	$1,514,375,736	$1,291,635,316	$1,146,798,814
69,938,041	99,996,361	30,415,761	(22,124,501)

$1,054,702,248	$1,614,372,097	$1,322,051,077	$1,124,674,313

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	145

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . .

$ 96,802,356	$160,174,117	$162,663,997	$105,032,124

7,550,721	12,130,020	13,550,092	10,389,047

$12.82	$13.20	$12.00	$10.11

$13.32	$13.71	$12.47	$10.50

$606,558,989	$996,279,961	$866,592,875	$772,505,982

47,316,448	75,492,579	72,249,773	76,429,526

$12.82	$13.20	$11.99	$10.11

$13.32	$13.71	$12.46	$10.50

$138,417,484	$203,366,950	$127,898,197	$146,041,859

10,674,139	15,197,436	10,494,377	14,257,535

$12.97	$13.38	$12.19	$10.24

$ 9,693,367	$ 10,637,744	$ 19,823,363	$ 2,904,533

754,892	804,962	1,651,422	286,915

$12.84	$13.22	$12.00	$10.12

$203,230,052	$243,913,325	$145,072,645	$ 98,189,815

15,834,142	18,461,214	12,077,857	9,700,652

$12.83	$13.21	$12.01	$10.12

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

146	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Operations

for the year ended February 29, 2020

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4). . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from:

Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss). . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . .

$33,732,217	$25,299,857	$8,136,091	$31,099,144

4,576,574	3,468,925	1,205,099	4,453,858
215,214	148,007	44,403	129,189
671,604	470,393	155,540	730,336
509,875	433,541	152,614	506,918
51,921	39,205	12,352	35,573
405,029	311,324	108,155	502,931
47,308	44,141	16,326	53,706
5,768	4,826	213	1,686
64,245	69,929	13,884	48,358
6,947	5,515	1,564	6,833
34,261	32,928	15,710	49,975
48,702	30,827	21,585	55,176
52,787	72,968	50,461	53,648
6,218	4,643	1,454	6,144
64,749	49,566	21,639	75,305

6,761,202	5,186,738	1,820,999	6,709,636
(3,494)	(2,620)	(879)	(3,580)
(1,305)	(1,514)	(138)	(620)

6,756,403	5,182,604	1,819,982	6,705,436

26,975,814	20,117,253	6,316,109	24,393,708

1,141,751	(1,814,943)	251,416	989,794

57,289,938	42,068,102	7,147,022	57,391,323

58,431,689	40,253,159	7,398,438	58,381,117

$85,407,503	$60,370,412	$13,714,547	$82,774,825

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	147

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Operations (continued)

for the year ended February 29, 2020

Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4) . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f) . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from:

Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . .

$32,199,357	$53,373,613	$41,587,546	$42,221,803

4,733,384	7,138,490	5,817,869	5,253,930
161,466	279,146	272,631	191,753
597,556	990,496	856,958	784,258
936,159	1,353,490	825,333	1,043,034
52,729	77,473	65,127	51,556
487,587	687,034	511,749	527,193
117,518	144,440	75,825	107,873
4,207	3,820	6,243	1,217
146,565	144,856	73,656	60,486
7,234	11,130	9,076	8,128
50,856	70,791	46,063	60,438
51,110	56,748	25,499	29,023
55,614	57,712	73,148	105,674
6,493	10,003	8,019	7,373
71,435	90,989	69,187	64,785

7,479,913	11,116,618	8,736,383	8,296,721
(3,750)	(5,810)	(4,523)	(4,343)
(1,711)	(1,261)	(1,277)	(447)

7,474,452	11,109,547	8,730,583	8,291,931

24,724,905	42,264,066	32,856,963	33,929,872

540,440	611,043	1,617,254	(252,539)

57,624,768	84,496,281	67,050,410	42,950,125

58,165,208	85,107,324	68,667,664	42,697,586

$82,890,113	$127,371,390	$101,524,627	$76,627,458

148	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets

		Franklin Arizona	Franklin Colorado
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$26,975,814	$ 29,070,360	$20,117,253	$ 22,053,998
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,141,751	(3,016,468)	(1,814,943)	(650,247)
Net change in unrealized appreciation (depreciation) . . . . . . .	57,289,938	2,034,735	42,068,102	(228,447)
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	85,407,503	28,088,627	60,370,412	21,175,304
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,332,745)	(329,120)	(1,629,360)	(292,633)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,798,266)	(23,221,984)	(14,061,542)	(16,333,215)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,873,636)	(2,509,936)	(1,626,856)	(2,359,389)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(454,208)	(424,153)	(338,651)	(275,326)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,212,942)	(3,022,932)	(3,239,638)	(2,952,598)

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . .	(27,671,797)	(29,508,125)	(20,896,047)	(22,213,161)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,123,507	44,062,262	49,176,416	34,737,451
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(29,484,449)	(74,841,448)	(11,721,010)	(57,418,201)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,420,659)	(27,394,481)	(6,420,157)	(30,354,829)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,516,275	1,770,118	5,282,633	727,826
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,347,443	3,459,608	17,547,065	13,563,508

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . .	83,082,117	(52,943,941)	53,864,947	(38,744,245)

Net increase (decrease) in net assets . . . . . . . . . . . . . . .	140,817,823	(54,363,439)	93,339,312	(39,782,102)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	885,683,336	940,046,775	668,049,203	707,831,305

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,026,501,159	$885,683,336	$761,388,515	$668,049,203

aFor the year ended February 29.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	149

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets (continued)

		Franklin Connecticut	Franklin Michigan
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,316,109	$7,196,011	$24,393,708	$ 27,445,588
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	251,416	(574,865)	989,794	1,077,246
Net change in unrealized appreciation (depreciation) . . . . . . . . .	7,147,022	(316,038)	57,391,323	3,321,573
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,714,547	6,305,108	82,774,825	31,844,407
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(524,971)	(130,696)	(1,330,288)	(313,581)
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,928,971)	(5,650,306)	(20,296,801)	(23,369,782)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(618,568)	(966,266)	(1,732,856)	(2,588,466)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,134)	(6,772)	(102,923)	(89,516)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(648,491)	(653,361)	(2,007,966)	(1,749,364)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . .	(6,729,135)	(7,407,401)	(25,470,834)	(28,110,709)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,305,774	13,582,140	37,749,449	33,005,165
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,075,347)	(26,635,624)	(40,857,366)	(73,128,521)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,401,568)	(18,752,227)	(6,528,627)	(44,426,861)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	144,007	(175,178)	889,801	516,884
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,683	(1,429,416)	12,204,055	9,322,287

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . .	(13,978,451)	(33,410,305)	3,457,312	(74,711,046)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . .	(6,993,039)	(34,512,598)	60,761,303	(70,977,348)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,487,005	253,999,603	907,737,701	978,715,049

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$212,493,966	$219,487,005	$968,499,004	$907,737,701

aFor the year ended February 29.

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FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets (continued)

		Franklin Minnesota	Franklin Ohio
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .	$24,724,905	$28,182,336	$42,264,066	$44,485,312
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . .	540,440	(814,919)	611,043	(1,187,498)
Net change in unrealized appreciation (depreciation) . . .	57,624,768	1,702,695	84,496,281	3,580,616
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	82,890,113	29,070,112	127,371,390	46,878,430
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,538,044)	(319,694)	(2,999,229)	(650,097)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,480,525)	(18,382,969)	(28,487,537)	(31,610,658)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,941,646)	(4,182,708)	(4,836,261)	(6,553,396)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(226,880)	(245,683)	(255,652)	(234,944)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,802,895)	(4,983,682)	(6,178,640)	(5,595,932)

Total distributions to shareholders . . . . . . . . . . . . . . . . . .	(24,989,990)	(28,114,736)	(42,757,319)	(44,645,027)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,802,482	38,372,541	78,713,171	73,713,773
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17,081,906)	(69,061,621)	(43,978,495)	(106,068,594)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,170,817)	(55,265,299)	(23,167,170)	(92,221,547)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,026,637	(1,152,365)	3,219,335	(909,915)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,090,930	(3,595,292)	52,834,804	8,931,582

Total capital share transactions . . . . . . . . . . . . . . . . . . . .	56,667,326	(90,702,036)	67,621,645	(116,554,701)

Net increase (decrease) in net assets . . . . . . . . . . .	114,567,449	(89,746,660)	152,235,716	(114,321,298)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	940,134,799	1,029,881,459	1,462,136,381	1,576,457,679

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,054,702,248	$940,134,799	$1,614,372,097	$1,462,136,381

aFor the year ended February 29.

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FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets (continued)

		Franklin Oregon	Franklin Pennsylvania
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .	$32,856,963	$36,971,494	$33,929,872	$39,014,936
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . .	1,617,254	(462,604)	(252,539)	1,478,839
Net change in unrealized appreciation (depreciation) . . .	67,050,410	(1,970,261)	42,950,125	(6,620,458)
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,524,627	34,538,629	76,627,458	33,873,317
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,821,896)	(440,694)	(2,301,344)	(552,264)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(24,156,902)	(28,449,005)	(25,168,435)	(29,946,504)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,874,855)	(3,964,840)	(4,276,294)	(6,445,382)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(482,897)	(440,643)	(85,365)	(76,068)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,572,254)	(3,347,127)	(2,959,543)	(2,934,883)

Total distributions to shareholders . . . . . . . . . . . . . . . . . .	(33,908,804)	(36,642,309)	(34,790,981)	(39,955,101)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	94,317,482	61,443,188	49,405,503	52,225,940
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,085,408)	(87,922,657)	(41,245,981)	(71,773,715)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,180,504)	(46,252,427)	(33,218,954)	(70,730,726)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,595,974	114,776	527,396	209,240
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,932,107	6,075,970	13,213,261	2,813,572

Total capital share transactions . . . . . . . . . . . . . . . . . . . .	100,579,651	(66,541,150)	(11,318,775)	(87,255,689)

Net increase (decrease) in net assets . . . . . . . . . . .	168,195,474	(68,644,830)	30,517,702	(93,337,473)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,153,855,603	1,222,500,433	1,094,156,611	1,187,494,084

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,322,051,077	$1,153,855,603	$1,124,674,313	$1,094,156,611

aFor the year ended February 29.

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F R A N K L IN TA X - FREE TRUS T

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty three separate funds (Funds), eight of which are included in this report and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax

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NOTE S TO FINANCIA L STATEMEN T S

1.Organization and Significant Accounting Policies (continued)

c. Income Taxes (continued)

years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTE S TO FINANCIA L STAT EMEN TS

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,061,636	$87,843,839	4,719,149	$54,949,727
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	200,876	2,200,242	136,713	1,595,412
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(724,150)	(7,920,574)	(632,549)	(7,368,723)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,538,362	$82,123,507	4,223,313	$49,176,416
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,472,392	$46,844,249	3,602,303	$40,276,422
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	29,128	306,796	25,606	288,448
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(294,275)	(3,088,783)	(522,015)	(5,827,419)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,207,245	$44,062,262	3,105,894	$34,737,451
Class A1 Shares:

Year ended February 29, 2020
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,367,115	$36,498,589	2,054,179	$23,918,501
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	1,567,850	17,087,280	1,118,244	13,013,213
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,636,387)	(83,070,318)	(4,187,488)	(48,652,724)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,701,422)	$(29,484,449)	(1,015,065)	$(11,721,010)
Year ended February 28, 2019

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,673,827	$49,282,451	3,266,829	$36,883,616
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	1,887,427	19,870,667	1,336,153	15,069,918
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,690,538)	(143,994,566)	(9,709,486)	(109,371,735)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,129,284)	$(74,841,448)	(5,106,504)	$(57,418,201)
Class C Shares:

Year ended February 29, 2020
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,664,994	$18,433,750	1,017,925	$11,983,060
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	157,621	1,747,106	133,092	1,567,577
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,950,683)	(21,601,515)	(1,700,603)	(19,970,794)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(128,068)	$(1,420,659)	(549,586)	$(6,420,157)
Year ended February 28, 2019

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	899,371	$9,627,048	480,319	$5,482,383
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	219,034	2,346,035	199,188	2,274,740
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,698,158)	(39,367,564)	(3,359,173)	(38,111,952)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,579,753)	$(27,394,481)	(2,679,666)	$(30,354,829)

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NOTE S TO FINANCIA L STATEMEN T S

2. Shares of Beneficial Interest (continued)

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 29, 2020
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	610,842	$6,669,514	524,006	$6,108,954
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	41,271	451,599	28,666	334,441
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(329,905)	(3,604,838)	(99,578)	(1,160,762)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	322,208	$3,516,275	453,094	$5,282,633
Year ended February 28, 2019

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	505,972	$5,350,913	362,071	$4,082,157
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	40,175	424,147	24,039	271,249
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(380,612)	(4,004,942)	(322,157)	(3,625,580)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	165,535	$1,770,118	63,953	$727,826
Advisor Class Shares:

Year ended February 29, 2020
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,340,408	$47,470,120	3,011,612	$34,907,451
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	252,359	2,762,201	266,337	3,102,143
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,004,683)	(21,884,878)	(1,762,527)	(20,462,529)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,588,084	$28,347,443	1,515,422	$17,547,065
Year ended February 28, 2019

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,829,181	$40,445,495	4,014,901	$45,293,847
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	240,787	2,543,068	248,832	2,806,022
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,746,746)	(39,528,955)	(3,068,980)	(34,536,361)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	323,222	$3,459,608	1,194,753	$13,563,508

aMay include a portion of Class C shares that were automatically converted to Class A.
bFor the period September 10, 2018 (effective date) to February 28, 2019.
	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	964,186	$9,818,136	3,802,213	$44,425,894
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	48,283	493,122	103,843	1,217,159
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(295,523)	(3,005,484)	(675,810)	(7,893,604)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	716,946	$7,305,774	3,230,246	$37,749,449
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,469,597	$14,583,725	3,137,898	$34,745,452
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	12,561	125,691	26,019	292,010
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(113,114)	(1,127,276)	(181,817)	(2,032,297)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,369,044	$13,582,140	2,982,100	$33,005,165

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	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	458,551	$4,686,045	1,425,069	$16,611,056
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	387,962	3,954,452	1,503,126	17,552,461
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,329,545)	(23,715,844)	(6,440,823)	(75,020,883)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,483,032)	$(15,075,347)	(3,512,628)	$(40,857,366)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	531,115	$5,333,216	2,769,668	$31,077,729
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	448,667	4,497,294	1,790,868	20,078,461
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,643,781)	(36,466,134)	(11,096,040)	(124,284,711)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,663,999)	$(26,635,624)	(6,535,504)	$(73,128,521)

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	342,083	$3,512,841	1,164,245	$13,797,257
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	53,928	554,120	130,094	1,543,501
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,019,257)	(10,468,529)	(1,852,423)	(21,869,385)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(623,246)	$(6,401,568)	(558,084)	$(6,528,627)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,338	$1,448,470	474,235	$5,393,713
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	84,763	856,959	207,285	2,361,278
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,098,797)	(21,057,656)	(4,620,726)	(52,181,852)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,870,696)	$(18,752,227)	(3,939,206)	$(44,426,861)

Class R6 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,754	$139,500	91,345	$1,068,364
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	797	8,135	8,759	102,820
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(356)	(3,628)	(23,957)	(281,383)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,195	$144,007	76,147	$889,801

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,018	$50,330	128,314	$1,444,867
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	675	6,772	7,947	89,421
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,189)	(232,280)	(90,502)	(1,017,404)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17,496)	$(175,178)	45,759	$516,884

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2. Shares of Beneficial Interest (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	613,321	$6,243,181	1,964,333	$23,027,381
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	48,272	491,979	157,109	1,842,365
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(658,670)	(6,686,477)	(1,082,628)	(12,665,691)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,923	$48,683	1,038,814	$12,204,055
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	492,895	$4,935,038	2,616,170	$29,445,369
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	47,013	470,872	140,906	1,584,501
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(681,706)	(6,835,326)	(1,932,151)	(21,707,583)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(141,798)	$(1,429,416)	824,925	$9,322,287
aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to February 28, 2019.
	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,814,682	$60,031,592	6,795,833	$87,458,472
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	118,094	1,477,000	223,324	2,880,621
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(617,078)	(7,706,110)	(902,512)	(11,625,922)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,315,698	$53,802,482	6,116,645	$78,713,171

Year ended February 28, 2019b
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,471,174	$41,193,528	6,230,489	$76,399,134
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	25,165	302,349	50,280	624,333
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(261,316)	(3,123,336)	(267,394)	(3,309,694)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,235,023	$38,372,541	6,013,375	$73,713,773

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,284,425	$40,947,538	3,810,729	$48,907,076
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,093,377	13,639,953	2,014,709	25,922,089
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,753,414)	(71,669,397)	(9,256,382)	(118,807,660)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,375,612)	$(17,081,906)	(3,430,944)	$(43,978,495)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,257,294	$51,180,666	4,312,003	$53,510,875
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,361,470	16,351,081	2,321,383	28,795,138
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(11,384,714)	(136,593,368)	(15,201,731)	(188,374,607)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,765,950)	$(69,061,621)	(8,568,345)	$(106,068,594)

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	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,601,343	$20,199,230	2,283,887	$29,786,736
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	223,164	2,815,070	350,621	4,572,885
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,270,276)	(41,185,117)	(4,420,520)	(57,526,791)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,445,769)	$(18,170,817)	(1,786,012)	$(23,167,170)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	832,569	$10,099,531	1,324,282	$16,661,477
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	330,463	4,015,048	492,550	6,194,895
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,748,166)	(69,379,878)	(9,226,881)	(115,077,919)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,585,134)	$(55,265,299)	(7,410,049)	$(92,221,547)

Class R6 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	249,218	$3,107,945	349,829	$4,505,283
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	17,467	218,452	18,974	244,769
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(104,207)	(1,299,760)	(118,977)	(1,530,717)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	162,478	$2,026,637	249,826	$3,219,335

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	235,655	$2,831,307	178,486	$2,214,776
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	18,564	223,299	18,163	225,608
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(351,834)	(4,206,971)	(270,522)	(3,350,299)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(97,615)	$(1,152,365)	(73,873)	$(909,915)

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,918,231	$61,263,780	5,774,953	$74,297,443
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	375,123	4,689,137	443,356	5,715,066
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,399,236)	(29,861,987)	(2,108,985)	(27,177,705)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,894,118	$36,090,930	4,109,324	$52,834,804

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,456,943	$77,601,949	4,944,933	$61,429,440
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	403,743	4,855,002	411,754	5,113,342
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,175,645)	(86,052,243)	(4,660,022)	(57,611,200)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(314,959)	$(3,595,292)	696,665	$8,931,582

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

franklintempleton.com	Annual Report	159

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2. Shares of Beneficial Interest (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,821,390	$102,920,549	6,286,755	$62,389,689
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	233,418	2,732,041	217,848	2,166,093
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(970,175)	(11,335,108)	(1,526,218)	(15,150,279)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,084,633	$94,317,482	4,978,385	$49,405,503

Year ended February 28, 2019b
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,753,366	$64,683,035	5,891,427	$56,882,555
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	37,994	429,968	53,243	516,433
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(325,901)	(3,669,815)	(534,008)	(5,173,048)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,465,459	$61,443,188	5,410,662	$52,225,940

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,647,678	$54,057,915	3,607,852	$35,709,420
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	1,910,051	22,277,059	2,266,052	22,499,914
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,539,624)	(99,420,382)	(10,029,133)	(99,455,315)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,981,895)	$(23,085,408)	(4,155,229)	$(41,245,981)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,416,083	$72,723,407	3,612,877	$35,176,931
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	2,309,492	26,124,703	2,755,522	26,821,492
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,549,910)	(186,770,767)	(13,759,505)	(133,772,138)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,824,335)	$(87,922,657)	(7,391,106)	$(71,773,715)

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,432,978	$28,811,943	1,387,673	$13,946,172
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	236,076	2,796,966	387,768	3,900,703
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,279,068)	(38,789,413)	(5,081,672)	(51,065,829)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(610,014)	$(7,180,504)	(3,306,231)	$(33,218,954)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,148,936	$13,197,361	996,605	$9,824,819
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	332,784	3,824,278	596,346	5,881,592
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,538,841)	(63,274,066)	(8,804,115)	(86,437,137)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,057,121)	$(46,252,427)	(7,211,164)	$(70,730,726)

160	Annual Report	franklintempleton.com

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	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	605,625	$7,056,533	87,172	$868,055
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	40,739	476,076	8,047	80,076
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(165,899)	(1,936,635)	(42,431)	(420,735)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	480,465	$5,595,974	52,788	$527,396

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	372,489	$4,215,235	117,921	$1,147,509
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	38,301	433,533	7,394	72,060
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(401,706)	(4,533,992)	(103,978)	(1,010,329)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,084	$114,776	21,337	$209,240

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,166,300	$48,624,793	3,336,834	$33,139,613
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	288,112	3,367,698	264,571	2,632,196
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,807,421)	(21,060,384)	(2,271,911)	(22,558,548)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,646,991	$30,932,107	1,329,494	$13,213,261

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,810,933	$43,123,387	2,850,152	$27,725,166
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . .	276,318	3,129,499	261,971	2,553,175
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,555,074)	(40,176,916)	(2,820,400)	(27,464,769)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	532,177	$6,075,970	291,723	$2,813,572

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3. Transactions with Affiliates (continued)

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the year ended February 29, 2020, each Fund's gross effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin	Franklin	Franklin
Arizona	Colorado	Connecticut	Michigan
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.479%	0.488%	0.557%	0.478%
Franklin	Franklin	Franklin	Franklin
Minnesota	Ohio	Oregon	Pennsylvania
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

0.477%	0.468%	0.473%	0.473%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds' average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.10%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . .	$36,802	$30,984	$4,093	$24,549
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$20,523	$ 5,304	$ (127)	$13,516
	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . . .	$35,789	$62,399	$60,358	$37,891
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 9,747	$22,919	$ 1,573	$ 8,804

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds' Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 29, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . .	$270,672	$211,657	$79,169	$340,910
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3. Transactions with Affiliates (continued) e. Transfer Agent Fees (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . .	$321,609	$463,196	$346,650	$384,278
f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2020.

Prior to July 1, 2019, for Franklin Arizona Tax-Free Income Fund, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.03% based on the average net assets of the class.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 29, 2020, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$53,925,000	$71,820,000	$1,300,000	$30,610,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,700,000	$65,105,000	$7,100,000	$ 9,000,000
	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$50,900,000	$37,185,000	$118,985,000	$101,805,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$43,400,000	$32,000,000	$178,565,000	$ 61,825,000

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended February 29, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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At February 29, 2020, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$14,068,474	$15,324,045	$ 7,217,969	$12,135,309
Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,070,093	32,054,981	28,184,198	56,793,692

Total capital loss carryforwards . . . . . . . . . . . . . . . .	$59,138,567	$47,379,026	$35,402,167	$68,929,001

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Capital loss carryforwards not subject to expiration:
Short term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 8,015,698	$18,712,526	$18,913,644	$12,586,107
Long term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,525,891	15,808,552	53,704,100	79,281,529

Total capital loss carryforwards . . . . . . . . . . . . . . . .	$10,541,589	$34,521,078	$72,617,744	$91,867,636

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin	Franklin
Michigan	Minnesota	Ohio	Oregon
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

$271,762	$242,219	$614,214	$1,507,875

The tax character of distributions paid during the years ended February 29, 2020 and 2019, was as follows:

	Franklin Arizona		Franklin Colorado		Franklin Connecticut
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$27,671,797	$29,508,125	$20,896,047	$22,213,161	$ 6,729,135	$ 7,407,401
	Franklin Michigan		Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$25,470,834	$28,110,709	$24,989,990	$28,114,736	$42,757,319	$44,645,027
	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019

Distributions paid from tax exempt
income . . . . . . . . . . . . . . . . . . . . . .	$33,908,804	$36,642,309	$34,790,981	$39,955,101

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5. Income Taxes (continued)

At February 29, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$928,228,595	$692,757,376	$196,981,389	$873,215,999

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$90,783,096	$61,381,203	$14,076,587	$84,936,941
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(241,340)	—	—	(87,920)

Net unrealized appreciation (depreciation) . . . . . . . . .	$90,541,756	$61,381,203	$14,076,587	$84,849,021
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . . . .	$324,013	$617,412	$124,635	$446,895

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$969,643,521	$1,479,131,982	$1,209,678,195	$1,050,133,102

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$80,431,300	$134,217,600	$104,924,779	$70,956,551
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	—	—	(2,435,472)	(2,545,060)

Net unrealized appreciation (depreciation) . . . . . . . . .	$80,431,300	$134,217,600	$102,489,307	$68,411,491
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . . . .	$191,270	$538,386	$694,427	$1,570,995

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, defaulted securities, non-deductible expenses and workout costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2020, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$203,660,944	$143,316,711	$24,676,069	$46,050,244
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$106,655,692	$103,284,225	$38,456,114	$37,053,585

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	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$206,571,541	$123,044,126	$310,955,494	$146,497,543
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$161,819,501	$68,665,320	$183,895,394	$192,234,091

7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2020, the aggregate value of these securities for Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund was $7,764,112 and $8,012,500, representing 0.6% and 0.7%, respectively, of each Fund's net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2020, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

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10.Fair Value Measurements (continued)

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At February 29, 2020, all of the Funds' investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statements of Investments.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
CSD	Central School District
EDA	Economic Development Authority
EDR	Economic Development Revenue
ETM	Escrow to Maturity
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
ID	Improvement District
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDR	Industrial Development Revenue
ISD	Independent School District
LOC	Letter of Credit
MAC	Municipal Assurance Corp.
MBS	Mortgage-Backed Security
MF	Multi-Family
MFHR	Multi-Family Housing Revenue
NATL	National Public Financial
PCC	Pollution Control Corp.
PCR	Pollution Control Revenue
RDA	Redevelopment Agency/
SFM	Single Family Mortgage
SFMR	Single Family Mortgage
SPA	Standby Purchase Agreement
USD	Unified/Union School District
XLCA	XL Capital Assurance
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (the "Funds") as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspon- dence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2020. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	131	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	110	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	131	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since 1998 131	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	Lead	and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent	National Railway (railroad)
		Trustee since	(2001-present), White Mountains
		March 2019	Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	131	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	142	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	131	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Interim Chief	Since January	Not Applicable	Not Applicable
280 Park Avenue	Compliance	2020
New York, NY 10017	Officer

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and Since 2018	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer, Chief Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer, and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Not Applicable
Not Applicable
Navid J. Tofigh (1972)	Vice President Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms.

Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the

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Fund's Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided

F R A N K L IN TA X - FREE TRUS T

by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v)whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management's explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management's continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial

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position of Franklin Resources, Inc. (FRI), the Manager's parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT's commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund's performance results is below.

Franklin Arizona Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund - The Performance Universe for the Franklin Arizona Tax-Free Income Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Performance Universe for the Franklin Ohio Tax-Free Income Fund included the Fund and all retail and institutional Ohio municipal debt funds. The Board noted that the Funds' annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board concluded that the Funds' performance was satisfactory.

Franklin Colorado Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the three-year period was below the median of its Performance Universe, but for the one-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund's performance was satisfactory.

Franklin Connecticut Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund - The Performance Universe for the Franklin Connecticut Tax-Free Income Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Performance Universe for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and all retail and institutional Pennsylvania municipal debt funds. The Board noted that the Funds' annualized income returns for the one-, three-, five- and

10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds' annualized total returns for the one-, three-, five-, and 10-year periods were below the medians of their respective Performance Universes. Given the Funds' income-oriented investment objectives, the Board concluded that the Funds' performance was satisfactory.

Franklin Michigan Tax-Free Income Fund - The Performance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the five- and 10-year periods was below the median of its Performance Universe, but for the one- and three-year periods was above the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

Franklin Minnesota Tax-Free Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional Minnesota municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the three-, five- and

10-year periods was below the median of its Performance

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Universe, and for the one-year period was equal to the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

Franklin Oregon Tax-Free Income Fund – The Performance Universe for the Fund included the Fund and all retail and institutional "other states" municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the three-year period was below the median of its Performance Universe, for the one- and five-year periods was above the median of its Performance Universe and for the 10-year period was equal to the median of its Performance Universe. The Board concluded that the Fund's performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund's actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund in the applicable Expense Group. The Board received a description of the methodology used by

Broadridge to select the mutual funds included in an Expense Group.

Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund - The Expense Group for each Fund, except for the Franklin Pennsylvania Tax-Free Income Fund, included the Fund and nine other "other states" municipal debt funds. The Expense Group for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and twelve other Pennsylvania municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Franklin Connecticut Tax-Free Income Fund - The Expense Group for the Fund included the Fund and nine other "other states" municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was in the second quintile and below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund's Management Rate was less than one basis point higher than the median of its Expense Group. The Board also noted the Fund's first (best) quintile annualized income return for the one-, three- and five-year periods.

Franklin Minnesota Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund - The Expense Group for the Franklin Minnesota Tax-Free Income Fund included the Fund and seven other Minnesota municipal debt funds. The Expense Group for the Franklin Ohio Tax-Free Income Fund included the Fund and seven other Ohio municipal debt funds. The Board noted that the Management Rates for these Funds were equal to the medians of their respective Expense Groups and the actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT's US fund business, as well as its profits in providing

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investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds' profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds' Board with respect to the profitability analysis.

The Board noted management's belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management's expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund's management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size. The Board considered the Manager's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin Connecticut Tax-Free Income Fund does not have an asset size that would likely enable the Fund to achieve economies of scale and that the Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund's management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

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SHAREHOLDE R INFORMATIO N

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and

Prospectuses

You will receive each Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "house- holding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		TF3 A 04/20

ANNUAL REPORT

Franklin Municipal Green Bond Fund

This inaugural annual report for Franklin Municipal Green Bond Fund covers the period since the Fund's inception on October 1, 2019, through February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to maximize income exempt from federal income taxes to the extent consistent with prudent investing and the preservation of shareholders' capital.1 Under normal market conditions, the Fund invests at least 80% of its net assets in municipal securities whose interest is free from regular federal income taxes. In addition, the Fund invests at least 80% of its net assets in municipal green bonds, which are bonds that promote environmental sustainability. There is no regulation or universal framework for giving a bond a "green" designation. We define green bonds as those whose proceeds go toward renewable energy, energy efficiency, pollution prevention, and other environmentally sustainable uses listed in the prospectus.

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	30.35%

AA	51.89%

A	17.76%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Advisor Class share price, as measured by net asset value, increased from $10.00 on October 1, 2019, to $10.35 on February 29, 2020. The Fund's Advisor Class shares paid dividends totaling 3.3237 cents per share for the reporting period.2 The Performance Summary beginning on page 4 shows that at the end of this reporting period the Fund's Advisor Class shares' distribution rate was 1.19% based on an annualization of February's 1.0274 cent per share dividend and the net asset value of $10.35 on February 29, 2020. An investor in the 2020 maximum federal personal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 2.01% from a taxable investment to match the Fund's Advisor tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Municipal Bond Market Overview

The financial markets experienced volatility during the five months ended February 29, 2020. Trade disputes, uncertainties about the prospects for global economic growth and speculations on major central banks' future policy decisions weighed on financial markets throughout the period. U.S. equities experienced heightened volatility, most notably in the final two weeks of the period, as fears grew about a global outbreak of the novel coronavirus (COVID-19), which contributed to a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns as strong demand dynamics, combined with interest-rate declines, continued to buoy the market.

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 8.

1	Annual Report	franklintempleton.com

F R A N K L IN MUNICIPA L GREEN BON D FUN D

Dividend Distributions*

10/1/19–2/29/20
Dividend per Share
Month	(cents)

October	0.0400

November	0.4138

ecember	0.8352

January	1.0073

February	1.0274

Total	3.3237

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, performed well during the five-month period, though they underperformed U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index. They also underperformed investment- grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index. All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor's® 500 Index.

Municipal bonds with long maturities generally outperformed municipal bonds with shorter maturities during the five-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the long (22+ years) bond. Within investment-grade municipal bonds, lower-quality bonds generally posted stronger returns than their higher-quality counterparts. High-yield municipal bonds, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, generally outperformed investment- grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index.

Municipal issuance during the reporting period totaled approximately $211 billion, a 53% increase from total issuance for the prior year's five-month period.3 New issuance totaled approximately $68 billion during the first two months of calendar-year 2020, a 32% increase from the same period in 2019.3 Over the period, taxable municipal bond issuance increased as issuers took advantage of historically low interest rates to advance tax-exempt debt refundings. In calendar-year 2019, taxable issuance totaled approximately $70 billion, a 135% increase from 2018.3

The Investment Company Institute reported positive municipal bond mutual fund flows during each month over the five months under review. During the period, total net inflows recorded a robust total of approximately $47 billion.4 Calendar-year 2019 ended as one of the strongest years on record for positive net inflows into the municipal bond asset class as investor demand for tax-exempt income surged. Given the global economic uncertainty and municipal bonds' generally high credit quality and favorable tax treatment, we expect investor demand to remain healthy.

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25% at its October 2019 meeting. The target range for the federal funds rate was 1.50–1.75% at period-end. In its press release following the October decision, the Fed cited muted inflation pressures and global growth concerns as the primary catalysts for the decision. The Fed noted, however, that the labor market remained strong and economic activity rose at a moderate pace. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort maximize tax-exempt income for our shareholders by selecting securities we believe will provide the best balance between risk and return within the Fund's range of allowable investments. We typically use a buy-and-hold strategy, which means we generally hold securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal.

3.Source: The Bond Buyer, Thomson Reuters.

4.Source: Investment Company Institute. See  www.franklintempletondatasources.com  for additional data provider information.

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F R A N K L IN MUNICIPAL GREEN BON D FUN D

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	20.41%

Transportation	17.28%

Housing	13.36%

Higher Education	10.63%

General Obligation	12.65%

Tax-Supported	8.45%

Other Revenue	6.42%

Subject to Government Appropriations	5.41%

Hospital & Health Care	5.39%

*Does not include cash and cash equivalents.

Manager's Discussion

During the reporting period, we implemented the initial build out of the Fund's portfolio. The Fund invests in municipal bonds that support environmental sustainability and stewardship, while also delivering income that is exempt from federal taxes. Examples of the type of projects which the Fund invests in include water and sewer utility systems, stormwater management infrastructure, energy efficient and LEED (Leadership in Energy and Environmental Design) certified buildings, land conservation and clean energy.

The strategy considers all U.S. tax-exempt municipal bond offerings that carry the "Green Bond" designation in the governing bond documents. We are focused on ensuring the authenticity and intentionality of the Green Bond designation. Issuers must demonstrate that bond proceeds are being used for projects or programs dedicated to environmental sustainability. These projects and programs should generally fall into one of the 10 eligible categories outlined in the Green Bond Principles (GBP), a set of voluntary guidelines to ensure the integrity of the Green Bond designation. In addition, the internal selection framework incorporates disclosure and reporting policies, environmental impact, and external verification.

In addition, the strategy considers municipal bonds that are not labeled Green Bonds but that provide funding to environmentally-friendly projects and programs. From that universe, we will determine whether individual issuers meet the internal threshold for investment based on an internal Green Bond selection framework. The internal methodology gauges the credibility of the Green Bond designation and ensures that the investment is aligned with the Fund's objective of investing in projects dedicated to promoting environmental sustainability. Franklin recognizes the GBP and encourages issuers to adhere to them. However, the ultimate evaluation does not require strict adherence with the GBP.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Annual Report	franklintempleton.com

F R A N K L IN MUNICIPA L GREEN BON D FUN D

Performance Summary as of February 29, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

		Cumulative		Average Annual
Share Class		Total Return2		Total Return3
Advisor
Since Inception (10/1/19)		+3.84%		+3.84%
Taxable Equivalent

Share	Distribution	Taxable Equivalent	30-Day Standardized Yield6		30-Day Standardized Yield5
Class	Rate4	Distribution Rate5	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
Advisor	1.19%	2.01%	1.10%	-1.74%	1.86%	-2.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 5 for Performance Summary footnotes.

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F R A N K L IN MUNICIPAL GREEN BON D FUN D

PERFORMANCE SUM M A RY

Distributions (3/1/19–2/29/20)
	Net Investment
Share Class	Income

Advisor	$0.033237

Total Annual Operating Expenses7
	With Fee	Without Fee
Share Class	Waiver	Waiver

Advisor	0.46%	2.80%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. Some sectors might be more likely to issue Green Bonds, and events or factors impacting these sectors may have a greater effect on, and may more adversely affect, the Fund than they would a fund that does not invest in issuers with a common purpose. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.The Fund has an expense reduction contractually guaranteed through 9/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2.Cumulative total return represents the change in value of an investment over the periods indicated.

3.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

5.Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

6.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

7.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL GREEN BOND FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value." You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50

=$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value1	Value 2/29/20	10/1/19–2/29/202, 3	Value 2/29/20	9/1/19–2/29/202, 3	Ratio3
Advisor	$1,000	$1,038.40	$1.93	$1,022.58	$2.31	0.46%

1.October 1, 2019 for Actual; September 1, 2019 for Hypothetical.

2.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period. Non-recurring expenses are not annualized. For Actual expenses, the multiplier is 151/366 to reflect the number of days since commencement of operations.

3.Reflects expenses after fee waivers and expense reimbursements.

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F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Municipal Green Bond Fund

Year Ended

February 29,

2020a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetse

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 10.00

0.03

0.35

0.38

(0.03)

$ 10.35

3.84%

3.25%

0.46%

0.81%

$ 5,175

—%

aFor the period October 1, 2019 (commencement of operations) to February 29, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

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F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Municipal Green Bond Fund

	Principal
	Amount	Value
Municipal Bonds 80.9%
Arizona 3.5%
Arizona Board of Regents Arizona State University System Revenue, Green Bonds, Series B, 5.00%, 7/01/42 .	$150,000	$ 183,213
California 16.6%

California Infrastructure and Economic Development Bank Lease Revenue, California State Teachers
Retirement System Headquarters Expansion, Green Bonds, Climate Bond Certified, 5.00%, 8/01/49. . . . . . .	180,000	234,558
California State HFA, MF Green Mortgage-backed Revenue, Noble Towers Apartments, Green M-TEBS,
Refunding, Series N, FNMA Insured, 2.35%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	99,753	105,865
Los Angeles County MTA Sales Tax Revenue, Green Bonds, Proposition C, Senior, Refunding, Series A,
5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	194,036
San Diego Assn. of Governments Capital Grant Receipts Revenue, Mid-Coast Corridor Transit Project, Green
Bonds, Series B, 1.80%, 11/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	153,084
San Francisco BART District GO, Election of 2004, Green Bonds, Series F-1, 3.00%, 8/01/36 . . . . . . . . . . . .	150,000	170,271

		857,814
Colorado 3.6%

Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%,
9/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	188,154
District of Columbia 3.8%

District of Columbia Water and Sewer Authority Public Utility Revenue, Green Bonds, sub. lien, Series A,
5.00%, 10/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	194,828
Florida 5.7%

Palm Beach County Water and Sewer Revenue, FPL Reclaimed Water Project, Refunding, 4.00%, 10/01/31 . .	100,000	124,327
Tampa Special Assessment Revenue, Central and Lower Basin Stormwater Improvements, Green Bonds,
5.00%, 5/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,000	172,707

		297,034
Georgia 2.5%

Private Colleges and Universities Authority Revenue, Emory University, Green Bonds, Refunding, Series B,
5.00%, 9/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	129,015
Maine 2.3%

Portland General Airport Revenue, Green Bonds, Refunding, 4.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . .	100,000	119,824
Maryland 2.2%

Washington Suburban Sanitary District Revenue, Montgomery and Prince George's Counties, Consolidated
Public Improvement, Green Bonds, Second Series, 3.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	111,778
Massachusetts 4.6%

Massachusetts State Clean Water Trust Revenue, Revolving Fund, Green Bonds, 5.00%, 8/01/36 . . . . . . . . .	100,000	133,322
Massachusetts State HFAR, Housing, Sustainability, Series C-1, 2.65%, 12/01/34 . . . . . . . . . . . . . . . . . . . . .	100,000	104,952

		238,274
Minnesota 2.1%

Minneapolis GO, Green Bonds, 3.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	107,077
New York 15.4%

Battery Park City Authority Revenue, Senior, Sustainability, Series A, 5.00%, 11/01/49 . . . . . . . . . . . . . . . . . .	100,000	131,094
MTA Dedicated Tax Fund Revenue, Green Bonds, Climate Bond Certified, Refunding, Subseries B-2, 4.00%,
11/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	160,000	190,853
MTA Revenue, Transportation, Green Bonds, Climate Bond Certified, Refunding, Series C, Subseries C-1,
3.375%, 11/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	105,000	115,450
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F R A N K L IN TAX - FREE TRUS T

STATEMEN T OF INVEST MENT S

Franklin Municipal Green Bond Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Green Bonds,
Series D, 5.00%, 7/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000	$ 149,064
New York State HFAR,
Affordable Housing, Climate Bond Certified/Sustainability, Series N, 2.60%, 11/01/34 . . . . . . . . . . . . . . .	100,000	105,446
Affordable Housing, Climate Bond Certified/Sustainability, Series P, 2.00%, 5/01/28 . . . . . . . . . . . . . . . .	100,000	104,048

		795,955
Ohio 5.6%

American Municipal Power Inc. Revenue, Combined Hydroelectric Project, Refunding, Series A, 5.00%,
2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	133,012
Ohio State GO,
Conservation Projects, Series A, 4.00%, 3/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000	31,421
Conservation Projects, Series A, 4.00%, 3/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	127,701

		292,134
Pennsylvania 2.5%

Philadelphia School District GO, Green Bonds, Series B, 5.00%, 9/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	130,679
Rhode Island 3.1%

Rhode Island Housing and Mortgage Finance Corp. Revenue, MF Development, Sustainability, Series 1-B,
FHA Insured, 2.75%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	158,975
Vermont 4.5%

Vermont Educational and Health Buildings Financing Agency Revenue, The University of Vermont Medical
Center Project, Green Bonds, Series B, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	195,000	233,912
Washington 2.9%

FYI Properties Lease Revenue, Green Bonds, Washington District Project, Refunding, 5.00%, 6/01/21 . . . . . .	140,000	147,246
Total Municipal Bonds before Short Term Investments (Cost $4,011,107) . . . . . . . .
		4,185,912
Short Term Investments 16.4%

Municipal Bonds 16.4%
California 1.9%
Hayward USD, GO, Alameda County, Election of 2018, Green Bonds, Series B, 4.00%, 8/01/20 . . . . . . . . . . .	100,000	101,381

Maryland 1.9%

aMontgomery County GO, Consolidated Public Improvement, Series E, SPA US Bank National Association,

Daily VRDN and Put, 1.17%, 11/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	100,000

Ohio 1.9%

aOhio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA

Wells Fargo Bank, Daily VRDN and Put, 1.16%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	100,000

Oregon 3.9%

aOregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National

Association, Daily VRDN and Put, 1.18%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	200,000

Pennsylvania 3.9%

aGeisinger Authority Revenue, Geisinger Health System, Montour County, Refunding, Series A, SPA TD Bank

	National Association, Daily VRDN and Put, 1.15%, 5/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	200,000

9	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUST

STAT EMEN T OF INVEST MENT S

Franklin Municipal Green Bond Fund (continued)

Principal

Amount Value

Short Term Investments (continued)

Municipal Bonds (continued)

Virginia 1.9%

aVirginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells

Fargo Bank, Daily VRDN and Put, 1.19%, 11/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$100,000	$ 100,000
Washington 1.0%

King County GO, Limited Tax, Green Bonds, Series A, 5.00%, 6/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,000	50,519
Total Short Term Investments (Cost $851,775) . . . . .
		851,900
Total Investments (Cost $4,862,882) 97.3% . . . . . . . . .
		5,037,812
Other Assets, less Liabilities 2.7% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		137,305
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$5,175,117

See Abbreviations on page 19.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	10

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statement of Assets and Liabilities

February 29, 2020

Franklin Municipal Green Bond Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Affiliates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Offering costs (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Organization costs (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$4,862,882

$5,037,812 41,019

36,740

66,902

19,761

6

5,202,240

82

1,915

5,137

17,409

2,580

27,123

$5,175,117

$4,998,320 176,797

$5,175,117

500,000

$10.35

11	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

FINANCIA L S TAT EMENTS

Statement of Operations

for the year ended February 29, 2020a

Franklin Municipal Green Bond Fund

Investment income:
Interest:
Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 26,350
Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,165
Transfer agent fees (Note 3d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	448
Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,204
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700
Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,725
Organization costs (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,878
Amortization of offering costs (Note 1d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,036
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,443

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89,611
Expenses waived/paid by affiliates (Note 3e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(80,067)

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,544

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,806

Realized and unrealized gains (losses):
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174,930

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174,930

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$191,736

aFor the period October 1, 2019 (commencement of operations) to February 29, 2020.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	12

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets

Franklin Municipal Green Bond Fund

Year Ended February 29,

2020a
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 16,806
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174,930

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	191,736

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(16,619)

Capital share transactions (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,175,117
Net assets:
End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,175,117

aFor the period October 1, 2019 (commencement of operations) to February 29, 2020.

13	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Notes to Financial Statements

Franklin Municipal Green Bond Fund

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Municipal Green Bond Fund (Fund) is included in this report. The Fund has four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund commenced operations effective October 1, 2019, with one class of shares, Advisor Class.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Income Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years. (or expected to be taken in future tax years).

c.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined

franklintempleton.com	Annual Report	14

F R A N K L IN TAX - FREE TRUS T

NOTE S TO FINANCIA L STATEMEN T S

Franklin Municipal Green Bond Fund (continued)

1.Organization and Significant Accounting Policies (continued)

c.Security Transactions, Investment Income, Expenses and Distributions (continued)

according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d. Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

Year Ended February 29,

2020*

Shares Amount

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	$5,000,000

*For the period October 1, 2019 (commencement of operations) to February 29, 2020.

15	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUST

NOTE S TO FINANCIA L STAT EMEN TS

Franklin Municipal Green Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds' average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.65%
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NOTE S TO FINANCIA L STATEMEN T S

Franklin Municipal Green Bond Fund (continued)

3. Transactions with Affiliates (continued)

d. Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 29, 2020, the Fund paid transfer agent fees of $448, which were retained by Investor Services.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund does not exceed 0.46%, based on the average net assets of each class until September 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.

f. Other Affiliated Transactions

At February 29, 2020, Franklin Resources Inc. owned 100% of the Fund's outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended February 29, 2020, these purchase and sale transactions aggregated $600,000 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended February 29, 2020, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

2020

Distributions paid from tax exempt income. . . . . . . . . . . . . . . . . . . . . . . . . . . $16,619

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FRANKL IN TAX-FREE TRUST

NOTE S TO FINANCIA L STAT EMEN TS

Franklin Municipal Green Bond Fund (continued)

At February 29, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,862,882

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . .	$174,930

Net unrealized appreciation (depreciation) . . . . . . . . . . .	$174,930
Distributable earnings:

Undistributed tax exempt income. . . . . . . . . . . . . . . . . .	$7,004

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of offering costs.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2020, aggregated $4,177,614 and $0, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 7, 2020.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Fund, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2020, the Fund did not use the Global Credit Facility.

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NOTE S TO FINANCIA L STATEMEN T S

Franklin Municipal Green Bond Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At February 29, 2020, all of the Fund's investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

BART Bay Area Rapid Transit

FHA	Federal Housing Authority/Agency
FNMA Federal National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority/Agency
HFAR Housing Finance Authority Revenue
LOC	Letter of Credit
MF	Multi-Family
MTA	Metropolitan Transit Authority
SPA	Standby Purchase Agreement
USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Municipal Green Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Municipal Green Bond Fund (the "Fund") as of February 29, 2020, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period October 1, 2019 (commencement of operations) through February 29, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period October 1, 2019 (commencement of operations) through February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspon- dence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Franklin Municipal Green Bond Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2020. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	131	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	110	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	131	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since 1998 131	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	Lead	and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent	National Railway (railroad)
		Trustee since	(2001-present), White Mountains
		March 2019	Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	131	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	142	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	131	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Interim Chief	Since January	Not Applicable	Not Applicable
280 Park Avenue	Compliance	2020
New York, NY 10017	Officer

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and Since 2018	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer, Chief Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer, and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Not Applicable
Not Applicable
Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms.

Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund's Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUNICIPAL GREEN BON D FUN D

Shareholder Information

Board Review of Investment Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Municipal Green Bond Fund

(the "Fund")

At an in-person meeting held on July 17, 2019 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved an investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Management Agreement.

In considering the approval of the Management Agreement, the Board reviewed and considered information provided by the Manager in connection with the Meeting and throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving the Management Agreement, including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Manager; (ii) the costs of the services to be provided by the Manager; and (iii) the extent to which economies of scale may be realized as the Fund grows. The Board also reviewed and considered the form of Management Agreement and the terms of the Management Agreement which were discussed at the Meeting, noting that the form of Management Agreement was substantially the same as the standard forms of investment management agreement (that include administration services) for the other funds in the Franklin Templeton family of funds, including the other series of the Trust. The Board noted that management proposed to delay offering the Fund to the public for sale and anticipated that Franklin Resources, Inc. (FRI) or its affiliate would make the initial investment in the Fund and be the Fund's sole shareholder.

In approving the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the proposed Management Agreement are fair and reasonable and that the approval of such Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, management's explanation that the Fund will be attractive to investors seeking tax-free income and who have an interest in the growing municipal green bond universe; the Fund's proposed investment strategies and the ability of the Manager to implement such investment strategies; the qualifications, background and experience of the investment personnel that will be responsible for the day-to-day portfolio management of the Fund; the Manager's experience as the manager of other funds and accounts, including other series of the Trust and other funds in the Franklin Templeton family of funds; the Manager's strength and reputation within the industry; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Manager; and the Manager's compliance capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 of the Investment Company Act of 1940). Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted that, as the Fund has not yet commenced investment operations, there was no investment performance for the Fund. The Board considered the proposed performance benchmark for the Fund and how such benchmark would be utilized to measure performance of the Manager.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund's proposed total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board considered the proposed total expense ratio and, separately, the proposed contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure proposed for the Fund (Expense Group) as selected by Broadridge Financial

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F R A N K L IN TA X - FREE TRUS T FRANKLIN MUNICIPAL GREEN BOND FUN D SHAREHOLDE R INFORMATIO N

Solutions, Inc. (Broadridge), an independent organization. Broadridge fee and expense data is based upon information taken from each fund's most recent annual report (excluding the Fund), which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the proposed total expense ratio was shown for Class A of the Fund and an actual total expense ratio was shown for Class A of each of the other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and sixteen other general and insured municipal debt funds. The Board noted that the proposed Management Rate was above the median of its Expense Group. The Board further noted that the proposed total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate to be charged to the Fund is reasonable. In doing so, the Board noted that the Fund's proposed total expense ratio reflected a fee waiver from management.

Profitability

The Board then noted that the Manager (and its affiliates) could not report any financial results from their relationships with the Fund because the Fund has not yet commenced investment operations, and thus, the Board could not evaluate the Manager's (or its affiliates') profitability with respect to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund's management fee structure reflects any economies of scale for the benefit of shareholders. In connection with this review, the Trustees noted that management anticipates that the parent of the Manager or an affiliate will be the sole shareholder of the Fund for a period of time after which the Manager will consider whether to offer the Fund for sale to the public. With respect to possible economies of scale in the future, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size, though it is not anticipated that the Fund will generate significant, if any, profit for the Manager and/or its affiliates for some time.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including a majority of the Independent Trustees, approved the Management Agreement for the Fund for an initial two-year period.

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Annual Report	28

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial expert is Mary C. Choksi, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $833,662 for the fiscal year ended February 29, 2020 and $843,959 for the fiscal year ended February 28, 2019.

(b)Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended February 29, 2020 and $15,000 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $10,032 for the fiscal year ended February 29, 2020 and $9,865 for the fiscal year ended February 28, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $190,144 for the fiscal year ended February 29, 2020 and $16,500 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, valuation services related to a fair value engagement, for the issuance of an Auditor's Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)pre-approval of all audit and audit related services;

(ii)pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs

(ii)and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of

(ii)through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)No disclosures are required by this Item 4(f).

(g)The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $210,176 for the fiscal year ended February 29, 2020 and $41,365 for the fiscal year ended February 28, 2019.

(h)The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.		N/A
Item 6.	Schedule of Investments.	N/A
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.		N/A
Item 8.	Portfolio Managers of Closed-End Management Investment
Companies.		N/A
Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.		N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

 Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

 (b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end

Management Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

By S\GASTON GARDEY______________________

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date April 30, 2020